As filed with the Securities and Exchange Commission on April 16, 2013
Registration Nos.

333-118913
811-05563

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 19	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 341	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-7286
(Depository’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be ______________________.

Title of securities being registered: interests in the Separate Account under Pacific Select Accumulator Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT ACCUMULATOR	PROSPECTUS MAY 1, 2013

Pacific Select Accumulator is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company through Pacific Select Exec Separate Account of Pacific Life.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.
•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.
•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

Pacific Select Fund

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Policy also offers the following fixed Investment Options:

FIXED OPTIONS Fixed Account Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.
This Policy is no longer offered for sale.

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Emerging Markets Debt Portfolio
International Small-Cap Portfolio
Mid-Cap Value Portfolio
Equity Index Portfolio
Large-Cap Growth Portfolio
Small-Cap Index Portfolio
Small-Cap Equity Portfolio
American Funds® Asset
Allocation Portfolio
American Funds Growth-Income
Portfolio
American Funds Growth Portfolio
Large-Cap Value Portfolio
Technology Portfolio
Floating Rate Loan Portfolio	Global Absolute Return Portfolio
Small-Cap Growth Portfolio
Comstock Portfolio
Focused 30 Portfolio
Health Sciences Portfolio
International Value Portfolio
Long/Short Large-Cap Portfolio
Value Advantage Portfolio
Growth Portfolio
(formerly called Growth LT)
International Large-Cap Portfolio
Mid-Cap Growth Portfolio
Real Estate Portfolio
Small-Cap Value Portfolio
Main Street® Core Portfolio	Emerging Markets Portfolio
Cash Management Portfolio
Floating Rate Income Portfolio
High Yield Bond Portfolio
Managed Bond Portfolio
Inflation Managed Portfolio
Pacific Dynamix – Conservative
Growth Portfolio
Pacific Dynamix – Moderate
Growth Portfolio
Pacific Dynamix – Growth Portfolio
Portfolio Optimization
Conservative Portfolio
Portfolio Optimization Moderate-
Conservative Portfolio	Portfolio Optimization Moderate
Portfolio
Portfolio Optimization Growth
Portfolio
Portfolio Optimization Aggressive-
Growth Portfolio
Mid-Cap Equity Portfolio
Dividend Growth Portfolio
Short Duration Bond Portfolio
Currency Strategies Portfolio
Precious Metals Portfolio
Diversified Bond Portfolio
Inflation Protected Portfolio

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Invesco V.I. International Growth Fund Series II

American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Fund Class II

BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Dreyfus Variable Investment Fund
Dreyfus Appreciation Portfolio Service Shares

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Freedom 2035 Service Class 2
Fidelity VIP Freedom 2045 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Class 2
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Janus Aspen Series Overseas Portfolio Service Shares
Janus Aspen Series Enterprise Portfolio Service Shares

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio Service Class

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio – Class II
ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC
Lord Abbett Total Return Portfolio Class VC

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Neuberger Berman Advisers Management Trust
Neuberger Berman Socially Responsive Portfolio I Class

Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares

PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Portfolio – Advisor Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund Initial Class

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ACCUMULATOR

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your insurance producer for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement.

Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

When your Policy was issued, you chose between the following two ways to calculate the Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your insurance producer.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your insurance producer.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.

•	limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum premium load	Upon receipt of premium	6.35% of premium[1]

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$1.42–$44.44 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 35 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$4.87 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	Maximum $25 per transfer in excess of 12 per Policy Year[3]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[4]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy[5]	Upon request of duplicate Policy	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	We reserve the right to increase the premium load if there is an increase in our costs associated with any federal, state or local taxes.

[2]	The surrender charge is based on the Age and Risk Class of the Insured. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[3]	There is no charge currently imposed upon a transfer.

[4]	We do not currently charge administrative or underwriting services fees.

[5]	Certificate of Coverage is available without charge.

FEE TABLES

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk	$0.04–$83.30 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of Net Amount At Risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Face amount charge[2,3] Minimum and maximum	Monthly, beginning on effective date of each Coverage Segment	$0.06–$1.54 per $1,000 of Coverage Segment plus $12.00	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.48 per $1,000 of Coverage Segment plus $12.00	Same

Mortality and expense risk asset charge[2]	Monthly Payment Date	0.10% annually (0.0083% monthly) of Accumulated Value in Investment Options	Same

OTHER POLICY BENEFITS

Loan interest charge	Policy Anniversary	2.75% of policy’s Loan Account balance annually[4]	Same

OPTIONAL RIDERS AND BENEFITS Minimum and Maximum[5]

Accelerated Living Benefits Rider[8]	At exercise of benefit	$150	Same

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount	$0.05–$40.74 per $1,000 of Rider Face Amount

Charge during Policy Year 1 for a female non-smoker who is Age 35 at Policy issue		$0.14 per $1,000 of Rider Face Amount	$0.06 per $1,000 of Rider Face Amount

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue		$0.40 per $10 of monthly benefit	Same

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[6]		$0.28 per $1,000 of Coverage Segment	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[7]	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue		$0.06 per $1,000 of Net Amount At Risk[7]	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your insurance producer or us. Also, before you increase the Face Amount of your Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

[2]	When the Insured reaches age 100, this charge is reduced to $0.

[3]	The face amount charge rate is based on the Insured’s Age and Risk Class and the Face Amount on the Policy Date. Each Coverage Segment will have a corresponding face amount charge, based on the amount of the increase and the Insured’s Age and Risk Class at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The face amount charges shown in the table may not be typical of the charges you will pay. Ask your insurance producer for information regarding this charge for your Policy. The face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under THE DEATH BENEFIT – Optional Riders and Benefits and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[6]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

[7]	In addition to any Annual Renewable and Convertible Term Rider Face Amount.

[8]	The Rider is briefly described under THE DEATH BENEFIT – Optional Riders and Benefits and more information appears in the SAI.

FEE TABLES

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2012, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.23%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.20%

[1]	For the Lord Abbett Developing Growth Portfolio for the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to limit total annual operating expenses of 26.16% to a total net annual operating expense of 0.90%.

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Accumulator variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your insurance producer or call us at (800) 800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.

Coverage Segment – is a layer of insurance coverage on the Insured with an associated Face Amount. Any increase in the Face Amount will result in a new Coverage Segment. Any decrease in Face Amount will reduce or eliminate Coverage Segments.

Death Benefit – the amount which is payable on the date of the Insured’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the sum of Face Amounts of each Coverage Segment and is used in determining the Death Benefit. The Face Amount is the minimum Death Benefit while the Policy remains In Force. The Face Amount increases or decreases under certain circumstances.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Fund – Pacific Select Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, the Fixed Options, and any additional investment options that we may add.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002060, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

POLICY BASICS

Pacific Select Accumulator is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

Your Policy is a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your insurance producer or legal counsel about designating ownership interests.

The Insured
This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via listbill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned Policies, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form
We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers
We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.PacificLife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between Investment Options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a Policy loan (by telephone only).

Certain insurance producers are able to give us instructions electronically if authorized by you. You may appoint your insurance producer to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You will find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

•	We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

Choosing Your Death Benefit Option

You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.	Option C – the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

•	the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 2.6142.

Guideline Premium Test
Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in Appendix A and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Minimum Death Benefit under the Cash Value Accumulation Test is $63,355 (assuming a Net Single Premium factor of $2.6142 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$63,355	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$63,355	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$63,355	$104,732.75

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$196,065 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,464.76
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$63,464.76
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$196,065	$120,661.94
Option B	Face Amount plus Accumulated Value	$175,000	$196,065	$120,661.94
Option C	Face Amount plus premiums less distributions	$130,000	$196,065	$120,661.94

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest at an annual rate of at least 2.5% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount under the Policy:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge and maximum surrender charge.

Decreasing the Face Amount
Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you have chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

•	The initial Face Amount and any additional Coverage Segment are eligible for decrease on or after the fifth anniversary of its effective date.

•	We will apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

•	to the most recent eligible increases you made to the Face Amount

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the total Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance

•	the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements
At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options

American Funds Asset Allocation Portfolio
BlackRock Global Allocation V.I. Fund
GE Investments Total Return Fund
Pacific Dynamix-Conservative Growth Portfolio
Pacific Dynamix-Moderate Growth Portfolio
Pacific Dynamix-Growth Portfolio
Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth Portfolio
PIMCO Global Multi-Asset Portfolio
Fixed Account
Fixed LT Account

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider. Please see VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

•	Accidental Death Rider Provides additional insurance coverage in the event of the accidental death of the Insured.

•	Annual Renewable and Convertible Term Rider Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Children’s Term Rider Provides term insurance for the children of the Insured.

•	Disability Benefit Rider Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

•	Guaranteed Insurability Rider Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider Waives certain charges if the Insured becomes totally disabled before age 60.

More detailed information about the Accelerated Living Benefits Rider, Accidental Death Rider, Annual Renewable and Convertible Term Rider, Children’s Term Rider, Disability Benefit Rider, Guaranteed Insurability Rider, and Waiver of Charges Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.PacificLife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your coverage with your insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a listbill – that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	by temporary check with the ABA routing number and account number pre-printed on the check

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit under Section 7702 of the Internal Revenue Code, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan
Once you have made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we will withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we will withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a maximum premium load of 6.35% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase the premium load if there is an increase in our costs associated with any federal, state or local taxes. If your Policy is issued in Texas, we guarantee your premium load will never exceed 7.5%. Like other Policy charges, we may profit from the premium load and may use these profits for any purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

•	cost of insurance

•	administrative charge

•	face amount charge

•	mortality and expense risk charge

•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the discounted monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002060.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Segment. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Choosing a guaranteed period
When the Policy is issued, we will guarantee our current cost of insurance rates for five years for Insureds Age 85 and younger, and two years for Insureds Age 86 and older. If the Insured is Age 65 or younger and in our standard Risk Class when the Policy is issued, you have the option to extend the guaranteed period to ten years. You can only do this when the Policy is issued and you cannot change the guaranteed period later.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between Ages 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you will receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you will receive the two-year guaranteed period.

The guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your insurance producer to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to ten years.

Administrative charge
We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.

Face amount charge
We deduct a face amount charge every month to help cover the costs of distributing our Policies. Like other Policy charges, we may profit from the face amount charge and may use these profits for any lawful purchase such as the payment of administrative costs. The face amount charge is calculated at a rate that is based on the Age of the Insured on the Policy Date, the Face Amount of the Policy, and a face amount charge per $1,000 of the initial Face Amount of your Policy plus a flat amount of $12.00. The face amount charge per $1,000 will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter. We currently do not charge the flat amount of $12.00 in Policy Years 11 and thereafter. When the Insured reaches age 100, the face amount charge is reduced to $0.

An example

For a Policy that insures a male non-smoker who is age 45 when the Policy is issued, with a Face Amount of $350,000, the monthly charge for the face amount charge is:

•	$159.70 during the first 10 Policy Years ((($350,000 ÷ 1,000) × 0.422) + $12.00) and

•	$12.00 in Policy Year 11 and thereafter ((($350,000 ÷ 1,000) × 0) + $12.00).

If you increase the Face Amount, each increase will have a corresponding face amount charge based on the amount of the increase and the Age and Risk of the Insured at the time of the increase. We will specify the charge in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. We guarantee this charge will not increase.

We deduct a mortality and expense risk asset charge every month at an annual rate of 0.10% (0.0083% monthly) of your Policy’s Accumulated Value in the Investment Options. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new net premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example

For a Policy with Accumulated Value of $30,000 after deducting any Policy Debt, the monthly charge for the mortality and expense risk charge is $2.49 ($30,000 × 0.0083%).

Charges for optional riders
For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we will end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond Securities Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign Securities Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained ClearBridge Advisors, LLC to manage the portfolios available under your Policy.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

Neuberger Berman Management LLC is the investment adviser of the Neuberger Berman Advisers Management Trust.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited

International Small-Cap Portfolio	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value Portfolio	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC

Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation Portfolio	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income Portfolio	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth Portfolio	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC

Technology Portfolio	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Management

Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Management

Small-Cap Growth Portfolio	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Focused 30 Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC

International Value Portfolio	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

Growth Portfolio (formerly called Growth LT)	Seeks long-term growth of capital.	MFS Investment Management

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value Portfolio	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management Portfolio	Seeks current income consistent with preservation of capital.	Pacific Asset Management

Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management

High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management

Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.

Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Currency Strategies Portfolio	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc.

Precious Metals Portfolio	Seeks long-term growth of capital.	Wells Capital Management Incorporated

Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER

Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Dreyfus Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2035 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

FIDELITY VARIABLE
INSURANCE PRODUCTS
FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Freedom 2045 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign Securities Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC

Templeton Global Bond Securities Fund Class 2	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER

Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

ClearBridge Variable Mid Cap Core Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC

Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS Utilities Series Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Seeks to provide substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Van Eck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

[2]	Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.5%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your insurance producer or contact us.

•	We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Variable Account prior to the start of the next calendar year.

•	You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income Portfolio, American Funds Growth Portfolio, American Funds Asset Allocation Portfolio, Currency Strategies Portfolio, Global Absolute Return Portfolio, Precious Metals Portfolio, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II. For example, if you transfer Accumulated Value from the Fidelity VIP Freedom Income portfolio into the American Funds Growth portfolio, you may make one additional transfer to or from each of those portfolios, during that calendar month.

•	Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Portfolio Advisor Class, Templeton Foreign Securities Fund Class 2, Templeton Global Bond Securities Fund Class 2 or Van Eck VIP Global Hard Assets Fund Initial Class. For example, if you transfer Accumulated Value from the International Small-Cap portfolio into the International Large-Cap Portfolio on any day of the calendar month, you may not make any subsequent transfers to or from any of the other listed portfolios during that calendar month.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Account are excluded from this limitation.

•	You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

•	You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services). Such transfers are limited to the greater of:

•	$5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

•	$5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

•	We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your insurance producer to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you are transferring to or from.

•	There is no minimum amount required if you are making transfers between Variable Investment Options.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer four services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep
The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you have paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

•	If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount
If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you have chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you have made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 2.5%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.5% on the amount in the Loan Account.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) − d where:

a=	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
  b = 1.025
  c = 1.0275
  d = any Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 5 with:

• Accumulated Value of $100,000

• Policy Debt of $60,000

• a most recent monthly deduction of $225

• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is the greater of:

$25,000
((90% × $100,000) − $60,000 − $5,000)
or
$32,075.42
(a × (b ÷ c)) − d, where:
a = $92,300 ($100,000 − $5,000 − (12 × $225))
b = 1.025
c = 1.0275
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your insurance producer for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

•	If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

•	Each additional Coverage Segment has a surrender charge, based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The surrender charge does not change during the first five years from the effective date of each Coverage Segment. Starting in Policy Month 61, we reduce the charge by 1.666666% each month until it reaches zero at the end of 10 Policy Years.

•	There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

If your Policy is issued in Texas, if you surrender your Policy within 30 days of your Policy Anniversary, the Accumulated Value in the Fixed Options will not be less than it was on that Policy Anniversary as long as you have not made any transfers, withdrawals or Policy loans during such time.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Substituting the Insured

Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we will send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

If you have substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we will calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you have made, and any dividends we have paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the Insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Georgia, Maryland or North Carolina, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or

•	the Minimum Death Benefit for the correct Age and gender.

We will adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies

•	policies with term insurance on the Insured

•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for employer Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

•	Where a business is the Owner of the Policy, IRC section 264(f) may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you are at least 59 1/2 years old

•	you are receiving an amount because you have become disabled

•	you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2013, the indexed exemption amount is $5,250,000.

Policy Riders

Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.

Please consult with your tax adviser if you want to exercise your rights under this Rider.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2012, we had $290.5 billion of individual life insurance in force and total admitted assets of approximately $101 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited insurance producers and other employees, payments for travel expenses, including lodging, incurred by insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust (I Class) held by our separate accounts. OppenheimerFunds, Distributor, Inc. pays us for each Oppenheimer Variable Account Funds (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2012, and the related statements of operations for the year or period then ended and the statements of changes in net assets and financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2012 are contained in the SAI.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

APPENDIX B: STATE LAW VARIATIONS

YOUR POLICY’S ACCUMULATED VALUE

Asset Charge

For policies issued in Maryland, the minimum guaranteed rate that is applied to the fixed accumulated value will not be less than 2.5% after the monthly asset charge is applied.

TRANSFERRING AMONG INVESTMENT OPTIONS AND MARKET-TIMING RESTRICTIONS

Transfers

For policies issued in Connecticut, Georgia, Maryland, Massachusetts, North Carolina, North Dakota and Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy.

B-1

(THIS PAGE INTENTIONALLY LEFT BLANK)

PACIFIC SELECT ACCUMULATOR	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Accumulator variable life insurance policy is underwritten by Pacific Life Insurance Company.
You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2013. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
(866) 398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

SEC file number 811-05563
333-118913

(THIS PAGE INTENTIONALLY LEFT BLANK)

Pacific Life Insurance Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-26194-09 05/13

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

PACIFIC SELECT ACCUMULATOR

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Accumulator is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2013, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

(800) 800-7681

i

MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your insurance producer for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). A terminal illness is one with a noncorrectable diagnosis of a life expectancy of six months or less. We refer to this amount as the accelerated benefit. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

•	The base Policy Death Benefit;
•	Any paid-up additions; and
•	Any term rider, term Policy or term coverage on the primary Insured that has a minimum of two years of coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

	Policy 1	Policy 2
Accumulated Value	$300,000	$600,000
Policy Debt	$100,000	$200,000
Face Amount	$500,000	$1,000,000

Calculation of Payment

Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%

Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit

Accumulated Value = Original Accumulated Value × (1 − Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt − Required Repayment of Policy Debt	$50,000	$150,000
Face Amount = Original Face Amount × (1 − Requested Percentage)	$250,000	$750,000

1

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Accidental Death Rider

Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

2

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all

3

or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount at Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.
•	We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.

4

•	We will keep making transfers at the intervals you have chosen until one of the following happens:
• the total amount you have asked us to transfer has been transferred
• there is no more Accumulated Value in the Investment Option you are transferring from
• your Policy enters the grace period and is in danger of lapsing
• we receive your Written Request to cancel the service
• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by completing a request form to enroll in the service.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.
•	You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The Fixed Options are not included in portfolio rebalancing.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request.
•	You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.
•	Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

5

•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

6

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured, for each $1,000 of Coverage Segment on the date the Coverage Segment is effective.

The surrender charge does not change during the first 5 Policy Years. We reduce the charge by 1.666666% each month until it reaches zero at the end of the 10th Policy Year. The most we will assess on any surrender coverage segment is $44.44 per $1,000 of Face Amount.

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

An example

For a Policy:

•	that insures a male non-smoker who is age 35 when the Policy is issued
•	with an initial Face Amount of $350,000

The surrender charge is:

•	$1,704.50 in the first Policy Year (($350,000 ÷ $1,000) × $4.87) × (1 − (0 × .016667))
•	$1,022.69 at the end of the seventh Policy Year (($350,000 ÷ $1,000) × $4.87) × (1 − (84 − 60) × .016667))

Increases in Face Amount

Net premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

If you increase the Face Amount of your base Policy, we do not change the above allocations. Instead, to determine the cost of insurance charge on each coverage segment, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Segments that would have been payable at the beginning of the Policy Month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life

7

insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

8

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2012, 2011 and 2010 was $10,852.71, $15,560.84 and $17,114.01 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	114% of premiums paid up to the first target premium
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 114% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your

9

insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 25% of premiums paid up to the first target premium, but generally does not exceed 1.5% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the insurance producer market the Policies.

As of December 31, 2012, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: Advanced Equities, AIM Systems Inc, Arête Wealth Management, Axa Advisors LLC, Benefit Funding Services, Best Practice Of America, Cambridge Inv Research Inc, Capital Investment Group, CBIZ Financial Solutions, Clark Securities, CMS National Services LLC, Commonwealth Financial Network, Coppertone Insurance Services, CUNA Brokerage Services, Elite Partners LLC, Exclusive Marketing Organization, FAS Corp, Financial Services Corp, Financial Network Inv Corp, First Allied Securities, First Heartland Securities, Global View Capital Insurance, Highland Capital Brokerage, Imerti, Impact Regulations LLC, Invest Financial Corp, Investment CTRS of America, Linsco Private Ledger, M Financial Holdings Inc, Money Concepts, National Financial Partners, National Financial Partners Insurance Services, National Planning Corp, New FFR Insurance Services, Newbridge Financial, Next Financial, NFP Securities, Ogilvie Securities, One Resource Group, PEPCO, PJ Robb, Ramkade Financial, Royal Alliance, Sagepoint Financial, Saybrus, Securian Financial Services, Securities America, The Strategic Financial Alliance, SII Investment Inc, Strategies Partners, Summit Brokerage, Symetra Investment Services, The Leaders Group, The National Financial Alliance, Towersquare Securities, United Planners, Volios Group, Walnut Street Securities, Wealth Preservation & Management, William Stoddart, Woodbury Financial Services and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your insurance producer or broker-dealer to present this Policy over other investment options. You may ask your insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are

10

attended by, among others, insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the

11

portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in

12

the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2012, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2012, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

13

Independent Registered Public Accounting Firm and Independent Auditors

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2012 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors, as stated in their report appearing herein, and the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2012, and the related statements of operations for the year or period then ended and the statements of changes in net assets and financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent registered public accounting firm, as stated in their report appearing herein, which reports are both included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

14

Form No. 15-26195-09

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign Securities Class 2,Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Janus Aspen Series Overseas Service Class, Janus Aspen Series Enterprise Service Class, Lazard Retirement U.S. Strategic Equity Service Class, Legg Mason ClearBridge Variable Aggressive Growth — Class II, Legg Mason ClearBridge Variable Mid Cap Core — Class II, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, PIMCO Global Multi-Asset — Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2012, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2012, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2012, the results of their operations for the year or period then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Costa Mesa, California
February 28, 2013

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Cash Management	Cash Management Class I	19,504,647	$196,713,443	$196,711,909
Diversified Bond	Diversified Bond Class I	2,354,359	20,675,002	19,294,308
Floating Rate Loan	Floating Rate Loan Class I	1,904,764	12,205,476	11,148,684
High Yield Bond	High Yield Bond Class I	15,711,191	97,736,516	99,069,304
Inflation Managed	Inflation Managed Class I	14,296,118	159,730,098	152,013,597
Inflation Protected	Inflation Protected Class I	119,169	1,265,428	1,289,369
Managed Bond	Managed Bond Class I	32,535,847	365,192,949	375,765,086
Short Duration Bond	Short Duration Bond Class I	5,397,309	50,895,934	50,850,089
Emerging Markets Debt	Emerging Markets Debt Class I	106,232	1,133,785	1,149,310
American Funds® Growth	American Funds Growth Class I	5,422,827	36,844,652	50,903,034
American Funds Growth-Income	American Funds Growth-Income Class I	3,939,590	34,528,420	41,198,926
Comstock	Comstock Class I	3,753,199	27,422,155	30,850,406
Dividend Growth	Dividend Growth Class I	4,051,605	38,174,967	41,086,856
Equity Index	Equity Index Class I	13,797,004	379,856,768	423,039,906
Focused 30	Focused 30 Class I	1,950,363	22,977,440	24,337,087
Growth LT	Growth LT Class I	12,100,153	203,142,633	161,823,692
Large-Cap Growth	Large-Cap Growth Class I	6,884,002	33,477,158	35,574,273
Large-Cap Value	Large-Cap Value Class I	7,636,485	86,089,784	91,816,756
Long/Short Large-Cap	Long/Short Large-Cap Class I	768,927	5,795,896	5,432,342
Main Street® Core	Main Street Core Class I	7,773,960	150,153,837	152,244,927
Mid-Cap Equity	Mid-Cap Equity Class I	8,982,533	109,708,925	89,337,839
Mid-Cap Growth	Mid-Cap Growth Class I	5,552,361	43,800,800	39,722,765
Mid-Cap Value	Mid-Cap Value Class I	451,433	4,336,323	4,409,378
Small-Cap Equity	Small-Cap Equity Class I	968,114	11,113,761	11,291,696
Small-Cap Growth	Small-Cap Growth Class I	3,045,646	28,464,235	29,560,475
Small-Cap Index	Small-Cap Index Class I	13,654,824	156,815,954	169,527,996
Small-Cap Value	Small-Cap Value Class I	4,708,462	53,131,439	53,476,872
Health Sciences	Health Sciences Class I	2,218,644	26,123,058	31,845,423
Real Estate	Real Estate Class I	5,552,130	68,867,793	90,620,137
Technology	Technology Class I	3,083,292	14,900,351	12,956,752
Emerging Markets	Emerging Markets Class I	9,315,290	120,477,803	136,308,855
International Large-Cap	International Large-Cap Class I	21,274,865	130,278,014	143,146,824
International Small-Cap	International Small-Cap Class I	1,339,270	9,274,642	8,493,544
International Value	International Value Class I	12,828,945	167,547,747	124,479,647
American Funds Asset Allocation	American Funds Asset Allocation Class I	471,313	6,947,063	7,282,857
Pacific Dynamix — Conservative Growth	Pacific Dynamix - Conservative Growth Class I	223,839	2,633,327	2,611,762
Pacific Dynamix — Moderate Growth	Pacific Dynamix - Moderate Growth Class I	556,810	7,166,792	7,419,442
Pacific Dynamix — Growth	Pacific Dynamix - Growth Class I	766,423	10,048,140	10,396,990
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I	2,752,990	27,759,200	29,150,622
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I	4,876,458	47,842,255	51,103,412
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I	20,060,563	193,318,405	207,291,875
Portfolio Optimization Growth	Portfolio Optimization Growth Class I	25,573,664	242,810,489	260,595,890
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I	10,126,951	94,744,443	101,450,518

	M Fund, Inc.
I	M International Equity	5,083,946	62,343,580	58,821,254
II	M Large Cap Growth	1,765,399	25,119,914	33,895,660
III	M Capital Appreciation	1,751,161	37,042,481	40,942,152
V	M Business Opportunity Value	1,437,885	13,192,649	16,449,407

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	63,789	1,806,481	1,893,253

	American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Class II	American Century VP Mid Cap Value Class II	217,559	30,78,505	3,174,187

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	964,752	10,987,167	12,290,941
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	3,409,888	47,275,791	48,897,788
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2012

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	1,749,684	$38,375,471	$45,491,794
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	109,652	1,140,611	1,155,730
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	76,169	827,893	845,474
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	220,901	2,372,996	2,467,461
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	627,957	6,799,674	7,007,997
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	431,425	4,348,920	4,806,075
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	594,848	6,181,982	6,442,202
Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	5,354	84,070	84,224
Fidelity VIP Freedom 2045 Service Class 2	Fidelity VIP Freedom 2045 Service Class 2	9,886	145,085	146,411
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	104,906	4,129,980	4,368,276
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,034,097	27,494,246	31,002,240
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	363,872	3,694,769	4,068,091

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Class 2	Templeton Foreign Securities Class 2	79,534	1,091,034	1,142,907
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	2,303,239	43,993,669	44,844,070

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	52,912	883,560	915,384

	Janus Aspen Series
Janus Aspen Series Overseas Service Class	Janus Aspen Series Overseas Service Class	807,246	35,919,175	29,892,336
Janus Aspen Series Enterprise Service Class	Janus Aspen Series Enterprise Service Class *	102,339	3,626,729	4,419,001

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	88,581	859,269	924,789

	Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth — Class II	Legg Mason ClearBridge Variable Aggressive Growth - Class II	104,622	1,913,696	1,971,074
Legg Mason ClearBridge Variable Mid Cap Core — Class II	Legg Mason ClearBridge Variable Mid Cap Core - Class II	591,738	7,333,562	8,639,380

	Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Class VC	Lord Abbett Developing Growth Class VC	2,557	45,387	42,015
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	771,216	13,151,710	13,581,117

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	422,225	6,586,330	6,337,596
MFS Utilities Series Service Class	MFS Utilities Series Service Class	568,158	13,780,980	15,505,031

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset — Advisor Class	PIMCO Global Multi-Asset - Advisor Class	874,969	11,109,847	11,164,606

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	144,835	1,616,314	1,574,359

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II *	2,622,021	31,396,895	34,532,010
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	1,977,573	37,458,917	43,941,683

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	2,128,344	61,782,460	61,998,653

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., BlackRock is a registered trademark of BlackRock, Inc. Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.

*	The variable accounts did not receive any dividend or captial gain distributions from the underlying portfolios/funds during the reporting period.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Inflation	Managed
	Management	Bond	Rate Loan	Bond	Managed	Protected	Bond

ASSETS
Investments in mutual funds, at value	$196,711,909	$19,294,308	$11,148,684	$99,069,304	$152,013,597	$1,289,369	$375,765,086
Receivables:
Due from Pacific Life Insurance Company	407,106	—	2,024	41,472	51,076	376	522,610
Investments sold	—	13,616	—	—	—	—	—

Total Assets	197,119,015	19,307,924	11,150,708	99,110,776	152,064,673	1,289,745	376,287,696

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	13,616	—	—	—	—	—
Investments purchased	407,106	—	2,024	41,388	51,076	376	522,597
Other	199	4	10	—	100	—	—

Total Liabilities	407,305	13,620	2,034	41,388	51,176	376	522,597

NET ASSETS	$196,711,710	$19,294,304	$11,148,674	$99,069,388	$152,013,497	$1,289,369	$375,765,099

Units Outstanding	8,405,119	1,387,052	1,087,279	1,669,968	2,476,283	113,063	5,960,420

Accumulation Unit Value	$23.40	$13.91	$10.25	$59.32	$61.39	$11.40	$63.04

Cost of Investments	$196,713,443	$20,675,002	$12,205,476	$97,736,516	$159,730,098	$1,265,428	$365,192,949

	Short Duration	Emerging	American Funds	American Funds		Dividend	Equity
	Bond	Markets Debt	Growth	Growth-Income	Comstock	Growth	Index

ASSETS
Investments in mutual funds, at value	$50,850,089	$1,149,310	$50,903,034	$41,198,926	$30,850,406	$41,086,856	$423,039,906
Receivables:
Due from Pacific Life Insurance Company	50,980	16,434	—	—	49,307	32,270	225,766
Investments sold	—	—	8,658	33,301	—	—	—

Total Assets	50,901,069	1,165,744	50,911,692	41,232,227	30,899,713	41,119,126	423,265,672

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	8,658	33,301	—	—	—
Investments purchased	50,969	16,434	—	—	49,179	32,233	225,589
Other	—	—	10	3,139	—	—	—

Total Liabilities	50,969	16,434	8,668	36,440	49,179	32,233	225,589

NET ASSETS	$50,850,100	$1,149,310	$50,903,024	$41,195,787	$30,850,534	$41,086,893	$423,040,083

Units Outstanding	4,052,416	103,918	3,363,540	3,034,288	2,276,703	2,633,172	6,940,882

Accumulation Unit Value	$12.55	$11.06	$15.13	$13.58	$13.55	$15.60	$60.95

Cost of Investments	$50,895,934	$1,133,785	$36,844,652	$34,528,420	$27,422,155	$38,174,967	$379,856,768

	Focused	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap
	30	LT	Growth	Value	Large-Cap	Core	Equity

ASSETS
Investments in mutual funds, at value	$24,337,087	$161,823,692	$35,574,273	$91,816,756	$5,432,342	$152,244,927	$89,337,839
Receivables:
Due from Pacific Life Insurance Company	16,866	18,806	16,719	118,043	2,405	138,273	103,022

Total Assets	24,353,953	161,842,498	35,590,992	91,934,799	5,434,747	152,383,200	89,440,861

LIABILITIES
Payables:
Investments purchased	16,857	18,773	16,719	117,784	2,395	138,249	102,857
Other	—	—	13	—	—	—	—

Total Liabilities	16,857	18,773	16,732	117,784	2,395	138,249	102,857

NET ASSETS	$24,337,096	$161,823,725	$35,574,260	$91,817,015	$5,432,352	$152,244,951	$89,338,004

Units Outstanding	1,608,194	3,214,140	4,118,212	4,954,900	499,829	2,550,844	3,376,840

Accumulation Unit Value	$15.13	$50.35	$8.64	$18.53	$10.87	$59.68	$26.46

Cost of Investments	$22,977,440	$203,142,633	$33,477,158	$86,089,784	$5,795,896	$150,153,837	$109,708,925

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2012

	Variable Accounts
	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Value	Equity	Growth	Index	Value	Health Sciences

ASSETS
Investments in mutual funds, at value	$39,722,765	$4,409,378	$11,291,696	$29,560,475	$169,527,996	$53,476,872	$31,845,423
Receivables:
Due from Pacific Life Insurance Company	2,341	3,429	—	30,369	—	69,157	172,542
Investments sold	—	—	980	—	24,560	—	—

Total Assets	39,725,106	4,412,807	11,292,676	29,590,844	169,552,556	53,546,029	32,017,965

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	926	—	24,560	—	—
Investments purchased	2,341	3,429	—	30,288	—	69,140	172,537
Other	51	14	—	—	242	—	—

Total Liabilities	2,392	3,443	926	30,288	24,802	69,140	172,537

NET ASSETS	$39,722,714	$4,409,364	$11,291,750	$29,560,556	$169,527,754	$53,476,889	$31,845,428

Units Outstanding	3,478,942	231,137	600,240	1,759,712	7,695,813	1,855,449	1,314,478

Accumulation Unit Value	$11.42	$19.08	$18.81	$16.80	$22.03	$28.82	$24.23

Cost of Investments	$43,800,800	$4,336,323	$11,113,761	$28,464,235	$156,815,954	$53,131,439	$26,123,058

	Real		Emerging	International	International	International	American Funds
	Estate	Technology	Markets	Large-Cap	Small-Cap	Value	Asset Allocation

ASSETS
Investments in mutual funds, at value	$90,620,137	$12,956,752	$136,308,855	$143,146,824	$8,493,544	$124,479,647	$7,282,857
Receivables:
Due from Pacific Life Insurance Company	110,197	6,605	11,191	10,289	—	—	2,258
Investments sold	—	—	—	—	42,076	78,216	—

Total Assets	90,730,334	12,963,357	136,320,046	143,157,113	8,535,620	124,557,863	7,285,115

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	42,057	78,216	—
Investments purchased	110,197	6,605	11,191	10,289	—	—	2,258
Other	47	10	116	121	—	46	—

Total Liabilities	110,244	6,615	11,307	10,410	42,057	78,262	2,258

NET ASSETS	$90,620,090	$12,956,742	$136,308,739	$143,146,703	$8,493,563	$124,479,601	$7,282,857

Units Outstanding	1,931,342	1,757,251	3,393,433	10,661,235	884,782	5,086,165	428,775

Accumulation Unit Value	$46.92	$7.37	$40.17	$13.43	$9.60	$24.47	$16.99

Cost of Investments	$68,867,793	$14,900,351	$120,477,803	$130,278,014	$9,274,642	$167,547,747	$6,947,063

	Pacific	Pacific			Portfolio
	Dynamix -	Dynamix -	Pacific	Portfolio	Optimization	Portfolio	Portfolio
	Conservative	Moderate	Dynamix -	Optimization	Moderate-	Optimization	Optimization
	Growth	Growth	Growth	Conservative	Conservative	Moderate	Growth

ASSETS
Investments in mutual funds, at value	$2,611,762	$7,419,442	$10,396,990	$29,150,622	$51,103,412	$207,291,875	$260,595,890
Receivables:
Due from Pacific Life Insurance Company	1,966	14,907	11,526	11,120	30,963	36,758	162,922

Total Assets	2,613,728	7,434,349	10,408,516	29,161,742	51,134,375	207,328,633	260,758,812

LIABILITIES
Payables:
Investments purchased	1,966	14,907	11,526	11,120	30,963	36,758	162,913
Other	—	5	1	5	4	60	—

Total Liabilities	1,966	14,912	11,527	11,125	30,967	36,818	162,913

NET ASSETS	$2,611,762	$7,419,437	$10,396,989	$29,150,617	$51,103,408	$207,291,815	$260,595,899

Units Outstanding	184,070	493,678	657,942	2,661,202	4,730,718	19,525,979	25,004,442

Accumulation Unit Value	$14.19	$15.03	$15.80	$10.95	$10.80	$10.62	$10.42

Cost of Investments	$2,633,327	$7,166,792	$10,048,140	$27,759,200	$47,842,255	$193,318,405	$242,810,489

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2012

	Variable Accounts
							American
	Portfolio					Invesco V.I.	Century VP
	Optimization					International	Mid Cap
	Aggressive-					Growth	Value
	Growth	I	II	III	V	Series II	Class II

ASSETS
Investments in mutual funds, at value	$101,450,518	$58,821,254	$33,895,660	$40,942,152	$16,449,407	$1,893,253	$3,174,187
Receivables:
Due from Pacific Life Insurance Company	581,367	13,395	147,597	117,339	11,875	8,464	22,860

Total Assets	102,031,885	58,834,649	34,043,257	41,059,491	16,461,282	1,901,717	3,197,047

LIABILITIES
Payables:
Investments purchased	581,367	13,395	147,597	117,339	11,875	8,463	22,859
Other	8	55	22	—	151	—	—

Total Liabilities	581,375	13,450	147,619	117,339	12,026	8,463	22,859

NET ASSETS	$101,450,510	$58,821,199	$33,895,638	$40,942,152	$16,449,256	$1,893,254	$3,174,188

Units Outstanding	9,940,240	1,897,358	1,193,322	901,450	967,817	180,770	298,794

Accumulation Unit Value	$10.21	$31.00	$28.40	$45.42	$17.00	$10.47	$10.62

Cost of Investments	$94,744,443	$62,343,580	$25,119,914	$37,042,481	$13,192,649	$1,806,481	$3,078,505

		BlackRock		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	BlackRock	Global	Fidelity VIP	Freedom	Freedom	Freedom	Freedom
	Basic Value	Allocation	Contrafund	Income	2010	2015	2020
	V.I.	V.I.	Service	Service	Service	Service	Service
	Class III	Class III	Class 2	Class 2	Class 2	Class 2	Class 2

ASSETS
Investments in mutual funds, at value	$12,290,941	$48,897,788	$45,491,794	$1,155,730	$845,474	$2,467,461	$7,007,997
Receivables:
Due from Pacific Life Insurance Company	—	28,056	55,855	37	118	—	1,106
Investments sold	78,786	—	—	—	—	—	—

Total Assets	12,369,727	48,925,844	45,547,649	1,155,767	845,592	2,467,461	7,009,103

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	78,786	—	—	—	—	—	—
Investments purchased	—	28,040	55,855	36	118	—	1,105
Other	2	—	68	—	1	1	—

Total Liabilities	78,788	28,040	55,923	36	119	1	1,105

NET ASSETS	$12,290,939	$48,897,804	$45,491,726	$1,155,731	$845,473	$2,467,460	$7,007,998

Units Outstanding	946,820	2,914,495	2,954,145	97,447	73,561	218,849	646,692

Accumulation Unit Value	$12.98	$16.78	$15.40	$11.86	$11.49	$11.27	$10.84

Cost of Investments	$10,987,167	$47,275,791	$38,375,471	$1,140,611	$827,893	$2,372,996	$6,799,674

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP			Fidelity VIP
	Freedom	Freedom	Freedom	Freedom	Fidelity VIP	Fidelity VIP	Value
	2025	2030	2035	2045	Growth	Mid Cap	Strategies
	Service	Service	Service	Service	Service	Service	Service
	Class 2	Class 2	Class 2	Class 2	Class 2	Class 2	Class 2

ASSETS
Investments in mutual funds, at value	$4,806,075	$6,442,202	$84,224	$146,411	$4,368,276	$31,002,240	$4,068,091
Receivables:
Due from Pacific Life Insurance Company	2,065	13,856	1,305	—	4,408	33,491	2,177

Total Assets	4,808,140	6,456,058	85,529	146,411	4,372,684	31,035,731	4,070,268

LIABILITIES
Payables:
Investments purchased	2,059	13,855	1,305	—	4,404	33,432	2,173

Total Liabilities	2,059	13,855	1,305	—	4,404	33,432	2,173

NET ASSETS	$4,806,081	$6,442,203	$84,224	$146,411	$4,368,280	$31,002,299	$4,068,095

Units Outstanding	444,275	627,596	8,076	14,031	317,950	1,860,258	282,221

Accumulation Unit Value	$10.82	$10.26	$10.43	$10.43	$13.74	$16.67	$14.41

Cost of Investments	$4,348,920	$6,181,982	$84,070	$145,085	$4,129,980	$27,494,246	$3,694,769

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2012

	Variable Accounts
						Lazard	Legg
				Janus	Janus	Retirement	Mason
		Templeton		Aspen	Aspen	U.S.	ClearBridge
	Templeton	Global	GE	Series	Series	Strategic	Variable
	Foreign	Bond	Investments	Overseas	Enterprise	Equity	Aggressive
	Securities	Securities	Total Return	Service	Service	Service	Growth —
	Class 2	Class 2	Class 3	Class	Class	Class	Class II

ASSETS
Investments in mutual funds, at value	$1,142,907	$44,844,070	$915,384	$29,892,336	$4,419,001	$924,789	$1,971,074
Receivables:
Due from Pacific Life Insurance Company	126	47,618	169	13,445	43,482	189	30,156

Total Assets	1,143,033	44,891,688	915,553	29,905,781	4,462,483	924,978	2,001,230

LIABILITIES
Payables:
Investments purchased	125	47,613	169	13,445	43,482	189	30,156
Other	—	—	—	157	—	2	2

Total Liabilities	125	47,613	169	13,602	43,482	191	30,158

NET ASSETS	$1,142,908	$44,844,075	$915,384	$29,892,179	$4,419,001	$924,787	$1,971,072

Units Outstanding	104,131	3,744,411	79,438	3,049,827	340,650	90,964	168,548

Accumulation Unit Value	$10.98	$11.98	$11.52	$9.80	$12.97	$10.17	$11.69

Cost of Investments	$1,091,034	$43,993,669	$883,560	$35,919,175	$3,626,729	$859,269	$1,913,696

	Legg
	Mason
	ClearBridge	Lord		MFS New	MFS	PIMCO
	Variable	Abbett	Lord Abbett	Discovery	Utilities	Global	Royce
	Mid Cap	Developing	Fundamental	Series	Series	Multi-Asset —	Micro-Cap
	Core —	Growth	Equity Class	Service	Service	Advisor	Service
	Class II	Class VC	VC	Class	Class	Class	Class

ASSETS
Investments in mutual funds, at value	$8,639,380	$42,015	$13,581,117	$6,337,596	$15,505,031	$11,164,606	$1,574,359
Receivables:
Due from Pacific Life Insurance Company	6,255	39	—	37,053	8,760	1,580	1,679
Investments sold	—	—	94,095	—	—	—	—

Total Assets	8,645,635	42,054	13,675,212	6,374,649	15,513,791	11,166,186	1,576,038

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	94,087	—	—	—	—
Investments purchased	6,255	39	—	37,053	8,738	1,580	1,679
Other	7	—	—	1	—	87	31

Total Liabilities	6,262	39	94,087	37,054	8,738	1,667	1,710

NET ASSETS	$8,639,373	$42,015	$13,581,125	$6,337,595	$15,505,053	$11,164,519	$1,574,328

Units Outstanding	732,285	4,228	1,205,939	458,942	1,231,073	1,121,879	144,118

Accumulation Unit Value	$11.80	$9.94	$11.26	$13.81	$12.59	$9.95	$10.92

Cost of Investments	$7,333,562	$45,387	$13,151,710	$6,586,330	$13,780,980	$11,109,847	$1,616,314

	T. Rowe	T. Rowe	Van Eck
	Price Blue	Price	VIP Global
	Chip	Equity	Hard Assets
	Growth — II	Income — II	Initial Class

ASSETS
Investments in mutual funds, at value	$34,532,010	$43,941,683	$61,998,653
Receivables:
Due from Pacific Life Insurance Company	90,488	42,672	18,032

Total Assets	34,622,498	43,984,355	62,016,685

LIABILITIES
Payables:
Investments purchased	90,483	42,672	18,030
Other	—	69	—

Total Liabilities	90,483	42,741	18,030

NET ASSETS	$34,532,015	$43,941,614	$61,998,655

Units Outstanding	2,321,252	3,286,271	2,521,100

Accumulation Unit Value	$14.88	$13.37	$24.59

Cost of Investments	$31,396,895	$37,458,917	$61,782,460

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Inflation	Managed
	Management	Bond	Rate Loan	Bond	Managed	Protected	Bond

INVESTMENT INCOME
Dividends from mutual fund investments	$2,083	$548,610	$488,368	$6,311,009	$3,457,301	$6,138	$18,386,842

Net Investment Income	2,083	548,610	488,368	6,311,009	3,457,301	6,138	18,386,842

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(10,826)	(1,206,019)	(357,479)	1,789,956	(661,295)	5,372	1,560,007
Capital gain distributions from mutual fund investments	—	147,189	—	—	24,010,254	5,318	400,027

Realized Gain (Loss) on Investments	(10,826)	(1,058,830)	(357,479)	1,789,956	23,348,959	10,690	1,960,034

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	8,740	1,838,626	503,968	5,111,666	(12,764,824)	58,377	16,289,177

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3)	$1,328,406	$634,857	$13,212,631	$14,041,436	$75,205	$36,636,053

	Short Duration	Emerging	American Funds	American Funds		Dividend	Equity
	Bond	Markets Debt(1)	Growth	Growth-Income	Comstock	Growth	Index

INVESTMENT INCOME
Dividends from mutual fund investments	$404,702	$23,848	$85,841	$447,194	$567,128	$659,954	$9,753,076

Net Investment Income	404,702	23,848	85,841	447,194	567,128	659,954	9,753,076

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	3,254	5,582	2,258,689	(949,842)	915,967	(251,386)	5,760,612
Capital gain distributions from mutual fund investments	—	—	—	—	1,483,532	789,922	—

Realized Gain (Loss) on Investments	3,254	5,582	2,258,689	(949,842)	2,399,499	538,536	5,760,612

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	1,190,151	15,524	5,804,753	6,565,600	1,992,821	3,452,820	44,057,415

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,598,107	$44,954	$8,149,283	$6,062,952	$4,959,448	$4,651,310	$59,571,103

	Focused	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap
	30	LT	Growth	Value	Large-Cap	Core	Equity

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$1,430,163	$—	$1,767,421	$44,402	$1,536,847	$624,124

Net Investment Income	—	1,430,163	—	1,767,421	44,402	1,536,847	624,124

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	2,257,990	(2,166,805)	(194,668)	(1,310,609)	(407,633)	(747,092)	(9,665,885)
Capital gain distributions from mutual fund investments	3,147,535	55,120,749	6,251,705	2,198,665	691,820	6,498,284	19,451,515

Realized Gain on Investments	5,405,525	52,953,944	6,057,037	888,056	284,187	5,751,192	9,785,630

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	503,878	(27,658,951)	(56,915)	10,638,954	573,054	16,035,338	(3,702,204)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,909,403	$26,725,156	$6,000,122	$13,294,431	$901,643	$23,323,377	$6,707,550

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2012

	Variable Accounts
	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health
	Growth	Value	Equity	Growth	Index	Value	Sciences

INVESTMENT INCOME
Dividends from mutual fund investments	$173,202	$47,486	$194,534	$24,082	$1,768,663	$1,063,276	$—

Net Investment Income	173,202	47,486	194,534	24,082	1,768,663	1,063,276	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	3,188,997	(909,848)	(872,662)	(345,636)	(6,849,637)	(736,373)	2,336,999

Capital gain distributions from mutual fund investments	9,001,808	485,086	536,302	4,305,450	2,692,880	5,832,656	1,479,585

Realized Gain (Loss) on Investments	12,190,805	(424,762)	(336,360)	3,959,814	(4,156,757)	5,096,283	3,816,584

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(9,525,306)	1,143,132	1,716,887	(390,685)	27,335,418	(577,779)	2,186,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,838,701	$765,856	$1,575,061	$3,593,211	$24,947,324	$5,581,780	$6,002,908

	Real		Emerging	International	International	International	American Funds
	Estate	Technology	Markets	Large-Cap	Small-Cap	Value	Asset Allocation

INVESTMENT INCOME
Dividends from mutual fund investments	$1,042,308	$—	$978,123	$2,031,912	$217,520	$3,944,660	$121,575

Net Investment Income	1,042,308	—	978,123	2,031,912	217,520	3,944,660	121,575

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	974,985	(586,330)	(852,588)	(8,045,091)	(284,271)	(12,162,305)	130,673
Capital gain distributions from mutual fund investments	4,079,582	1,376,015	13,511,475	—	—	—	89,954

Realized Gain (Loss) on Investments	5,054,567	789,685	12,658,887	(8,045,091)	(284,271)	(12,162,305)	220,627

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	6,918,631	(7,909)	10,907,640	33,261,604	1,450,183	26,844,954	560,914

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,015,506	$781,776	$24,544,650	$27,248,425	$1,383,432	$18,627,309	$903,116

	Pacific	Pacific			Portfolio
	Dynamix-	Dynamix-	Pacific	Portfolio	Optimization	Portfolio	Portfolio
	Conservative	Moderate	Dynamix-	Optimization	Moderate-	Optimization	Optimization
	Growth	Growth	Growth	Conservative	Conservative	Moderate	Growth

INVESTMENT INCOME
Dividends from mutual fund investments	$36,252	$105,471	$140,893	$685,813	$1,143,475	$4,133,528	$4,423,298

Net Investment Income	36,252	105,471	140,893	685,813	1,143,475	4,133,528	4,423,298

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of mutual fund investments	7,214	135,946	71,303	147,289	561,984	843,461	1,068,820
Capital gain distributions from mutual fund investments	97,446	91,923	322,912	25,906	8,346	—	—

Realized Gain on Investments	104,660	227,869	394,215	173,195	570,330	843,461	1,068,820

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	56,669	331,121	579,284	1,416,710	3,965,912	19,041,195	27,660,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,581	$664,461	$1,114,392	$2,275,718	$5,679,717	$24,018,184	$33,152,961

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	Variable Accounts
							American
	Portfolio					Invesco V.I.	Century VP
	Optimization					International	Mid Cap
	Aggressive-					Growth	Value Class
	Growth	I	II	III	V	Series II(1)	II(1)

INVESTMENT INCOME
Dividends from mutual fund investments	$1,400,333	$1,149,831	$15,335	$126,825	$151,614	$11,537	$19,954

Net Investment Income	1,400,333	1,149,831	15,335	126,825	151,614	11,537	19,954

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	467,605	(8,085,784)	413,633	(317,840)	978,540	3,929	27,401
Capital gain distributions from mutual fund investments	—	—	—	2,569,296	—	—	—

Realized Gain (Loss) on Investments	467,605	(8,085,784)	413,633	2,251,456	978,540	3,929	27,401

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	12,018,425	17,886,160	5,205,398	3,984,929	1,779,629	86,772	95,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,886,363	$10,950,207	$5,634,366	$6,363,210	$2,909,783	$102,238	$143,038

				Fidelity	Fidelity
		BlackRock		VIP	VIP	Fidelity VIP	Fidelity VIP
	BlackRock	Global	Fidelity VIP	Freedom	Freedom	Freedom	Freedom
	Basic Value	Allocation	Contrafund	Income	2010	2015	2020
	V.I.	V.I.	Service	Service	Service	Service	Service
	Class III	Class III	Class 2	Class 2	Class 2	Class 2	Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$188,694	$713,483	$503,706	$13,973	$13,789	$42,710	$123,690

Net Investment Income	188,694	713,483	503,706	13,973	13,789	42,710	123,690

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	939,431	1,756,635	(235,944)	35,681	65,835	164,478	145,509
Capital gain distributions from mutual fund investments	—	160,682	—	14,920	17,213	46,370	71,727

Realized Gain (Loss) on Investments	939,431	1,917,317	(235,944)	50,601	83,048	210,848	217,236

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	511,113	1,659,427	7,102,563	2,485	87,825	73,870	247,839

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,639,238	$4,290,227	$7,370,325	$67,059	$184,662	$327,428	$588,765

				Fidelity
	Fidelity VIP	Fidelity VIP	Fidelity VIP	VIP	Fidelity		Fidelity VIP
	Freedom	Freedom	Freedom	Freedom	VIP	Fidelity VIP	Value
	2025	2030	2035	2045	Growth	Mid Cap	Strategies
	Service	Service	Service	Service	Service	Service	Service
	Class 2	Class 2	Class 2(1)	Class 2(1)	Class 2	Class 2	Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$75,801	$119,779	$1,520	$2,700	$15,905	$119,644	$14,441

Net Investment Income	75,801	119,779	1,520	2,700	15,905	119,644	14,441

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(137,463)	36,399	18	487	415,573	(107,662)	157,203
Capital gain distributions from mutual fund investments	52,245	46,668	344	849	—	2,468,284	—

Realized Gain (Loss) on Investments	(85,218)	83,067	362	1,336	415,573	2,360,622	157,203

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	698,844	248,068	154	1,326	219,219	1,793,474	628,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$689,427	$450,914	$2,036	$5,362	$650,697	$4,273,740	$800,279

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	Variable Accounts
							Legg
							Mason
				Janus Aspen		Lazard	ClearBridge
	Templeton	Templeton	GE	Series	Janus Aspen	Retirement	Variable
	Foreign	Global Bond	Investments	Overseas	Series	U.S. Strategic	Aggressive
	Securities	Securities	Total Return	Service	Enterprise	Equity	Growth —
	Class 2(1)	Class 2	Class 3	Class	Service Class	Service Class	Class II

INVESTMENT INCOME
Dividends from mutual fund investments	$2,676	$2,248,628	$12,103	$208,896	$—	$10,119	$2,926

Net Investment Income	2,676	2,248,628	12,103	208,896	—	10,119	2,926

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	9,754	(99,725)	(5,586)	(1,555,476)	339,515	72,158	79,722
Capital gain distributions from mutual fund investments	—	56,453	—	3,899,052	—	—	76,668

Realized Gain (Loss) on Investments	9,754	(43,272)	(5,586)	2,343,576	339,515	72,158	156,390

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	51,873	2,803,611	55,335	1,219,324	250,273	34,015	90,054

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,303	$5,008,967	$61,852	$3,771,796	$589,788	$116,292	$249,370

	Legg
	Mason
	ClearBridge			MFS New		PIMCO
	Variable	Lord Abbett	Lord Abbett	Discovery		Global Multi —	Royce
	Mid Cap	Developing	Fundamental	Series	MFS Utilities	Asset-	Micro-Cap
	Core -	Growth	Equity Class	Service	Series	Advisor	Service
	Class II	Class VC(1)	VC	Class	Service Class	Class	Class

INVESTMENT INCOME
Dividends from mutual fund investments	$57,271	$—	$73,646	$—	$982,341	$362,585	$—

Net Investment Income	57,271	—	73,646	—	982,341	362,585	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	274,447	381	64,500	(329,883)	1,095,488	(409,142)	(142,745)
Capital gain distributions from mutual fund investments	161,257	2,495	217,952	562,201	—	44,218	34,861

Realized Gain (Loss) on Investments	435,704	2,876	282,452	232,318	1,095,488	(364,924)	(107,884)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	746,609	(3,372)	1,196,982	836,175	(154,978)	965,972	168,157

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,239,584	($496)	$1,553,080	$1,068,493	$1,922,851	$963,633	$60,273

	T. Rowe		Van Eck VIP
	Price Blue	T. Rowe	Global Hard
	Chip	Price Equity	Assets Initial
	Growth — II	Income — II	Class

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$906,091	$386,684

Net Investment Income	—	906,091	386,684

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	1,621,103	2,769,362	(3,137,581)
Capital gain distributions from mutual fund investments	—	—	5,418,532

Realized Gain on Investments	1,621,103	2,769,362	2,280,951

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	2,087,581	3,542,380	(429,974)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,708,684	$7,217,833	$2,237,661

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Cash Management		Diversified Bond		Floating Rate Loan
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,083	$—	$548,610	$4,347,128	$488,368	$2,248,813
Realized gain (loss) on investments	(10,826)	(192,128)	(1,058,830)	2,372,722	(357,479)	513,024
Change in net unrealized appreciation (depreciation) on investments	8,740	191,225	1,838,626	(4,935,641)	503,968	(2,399,714)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3)	(903)	1,328,406	1,784,209	634,857	362,123

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	117,801,858	122,085,166	1,265,591	2,912,086	826,114	865,233
Transfers between variable and fixed accounts, net	(59,050,267)	(53,066,742)	3,511,541	(31,639,161)	3,668,544	(9,379,091)
Policy maintenance charges	(20,355,241)	(21,709,246)	(1,109,705)	(2,155,834)	(578,019)	(847,183)
Policy benefits and terminations	(71,092,497)	(42,058,492)	(572,185)	(1,638,279)	(372,477)	(776,934)
Other	(132,665)	(3,421,415)	(70,446)	(260,800)	80,424	(78,002)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(32,828,812)	1,829,271	3,024,796	(32,781,988)	3,624,586	(10,215,977)

NET INCREASE (DECREASE) IN NET ASSETS	(32,828,815)	1,828,368	4,353,202	(30,997,779)	4,259,443	(9,853,854)

NET ASSETS
Beginning of Year	229,540,525	227,712,157	14,941,102	45,938,881	6,889,231	16,743,085

End of Year	$196,711,710	$229,540,525	$19,294,304	$14,941,102	$11,148,674	$6,889,231

	High Yield Bond		Inflation Managed		Inflation Protected(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,311,009	$10,304,305	$3,457,301	$9,271,387	$6,138	$34,794
Realized gain on investments	1,789,956	8,910,643	23,348,959	14,114,275	10,690	26,119
Change in net unrealized appreciation (depreciation) on investments	5,111,666	(16,065,936)	(12,764,824)	(4,595,484)	58,377	(34,436)

Net Increase in Net Assets Resulting from Operations	13,212,631	3,149,012	14,041,436	18,790,178	75,205	26,477

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,138,701	5,636,552	8,642,876	10,259,900	104,522	39,917
Transfers between variable and fixed accounts, net	4,153,735	(7,135,640)	2,879,793	(46,772,412)	(74,476)	1,269,914
Policy maintenance charges	(4,726,147)	(4,856,858)	(7,056,606)	(8,817,248)	(75,908)	(21,436)
Policy benefits and terminations	(4,140,221)	(3,488,824)	(12,283,919)	(6,932,626)	(3,096)	(32,598)
Other	(496,743)	(536,675)	(836,065)	(769,030)	(19,421)	269

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(70,675)	(10,381,445)	(8,653,921)	(53,031,416)	(68,379)	1,256,066

NET INCREASE (DECREASE) IN NET ASSETS	13,141,956	(7,232,433)	5,387,515	(34,241,238)	6,826	1,282,543

NET ASSETS
Beginning of Year or Period	85,927,432	93,159,865	146,625,982	180,867,220	1,282,543	—

End of Year or Period	$99,069,388	$85,927,432	$152,013,497	$146,625,982	$1,289,369	$1,282,543

(1)	Operations commenced on May 3, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Managed Bond		Short Duration Bond		Emerging Markets Debt(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,386,842	$21,594,450	$404,702	$1,803,440	$23,848
Realized gain on investments	1,960,034	23,984,756	3,254	485,544	5,582
Change in net unrealized appreciation (depreciation) on investments	16,289,177	(29,012,998)	1,190,151	(1,719,679)	15,524

Net Increase in Net Assets Resulting from Operations	36,636,053	16,566,208	1,598,107	569,305	44,954

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,920,317	23,443,552	3,306,788	4,443,997	37,860
Transfers between variable and fixed accounts, net	12,286,725	(116,491,442)	4,415,984	(8,043,316)	1,088,453
Policy maintenance charges	(18,164,782)	(21,298,870)	(2,962,092)	(3,164,418)	(15,343)
Policy benefits and terminations	(20,413,941)	(18,662,900)	(5,454,786)	(4,503,929)	—
Other	(599,066)	(3,386,743)	(36,956)	(88,527)	(6,614)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,970,747)	(136,396,403)	(731,062)	(11,356,193)	1,104,356

NET INCREASE (DECREASE) IN NET ASSETS	27,665,306	(119,830,195)	867,045	(10,786,888)	1,149,310

NET ASSETS
Beginning of Year or Period	348,099,793	467,929,988	49,983,055	60,769,943	—

End of Year or Period	$375,765,099	$348,099,793	$50,850,100	$49,983,055	$1,149,310

	American Funds Growth		American Funds Growth-Income		Comstock
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$85,841	$113,452	$447,194	$381,800	$567,128	$2,891,135
Realized gain (loss) on investments	2,258,689	(5,327,445)	(949,842)	(9,265,048)	2,399,499	(6,861,105)
Change in net unrealized appreciation on investments	5,804,753	3,080,221	6,565,600	8,175,555	1,992,821	3,815,462

Net Increase (Decrease) in Net Assets Resulting from Operations	8,149,283	(2,133,772)	6,062,952	(707,693)	4,959,448	(154,508)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,486,022	5,782,057	3,282,418	5,127,292	2,459,578	4,331,091
Transfers between variable and fixed accounts, net	(3,913,293)	(15,828,383)	1,096,716	(20,026,200)	(51,433)	(32,837,870)
Policy maintenance charges	(3,300,977)	(3,939,664)	(2,784,050)	(3,588,980)	(1,941,000)	(3,146,054)
Policy benefits and terminations	(2,286,282)	(2,652,582)	(2,015,478)	(2,477,070)	(1,335,767)	(2,381,737)
Other	(275,298)	(169,563)	(730,202)	(176,539)	(92,465)	(210,649)

Net Decrease in Net Assets Derived from Policy Transactions	(5,289,828)	(16,808,135)	(1,150,596)	(21,141,497)	(961,087)	(34,245,219)

NET INCREASE (DECREASE) IN NET ASSETS	2,859,455	(18,941,907)	4,912,356	(21,849,190)	3,998,361	(34,399,727)

NET ASSETS
Beginning of Year	48,043,569	66,985,476	36,283,431	58,132,621	26,852,173	61,251,900

End of Year	$50,903,024	$48,043,569	$41,195,787	$36,283,431	$30,850,534	$26,852,173

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Dividend Growth		Equity Index		Focused 30
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$659,954	$1,079,219	$9,753,076	$11,791,426	$—	$—
Realized gain (loss) on investments	538,536	(5,232,471)	5,760,612	14,154,263	5,405,525	(3,239,240)
Change in net unrealized appreciation (depreciation) on investments	3,452,820	5,442,561	44,057,415	(17,560,797)	503,878	(266,566)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,651,310	1,289,309	59,571,103	8,384,892	5,909,403	(3,505,806)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,530,826	3,080,441	21,351,648	26,287,417	2,328,085	2,718,694
Transfers between variable and fixed accounts, net	8,046,917	(14,363,271)	(738,718)	(26,113,539)	(8,402,636)	(6,573,299)
Policy maintenance charges	(2,108,368)	(2,521,136)	(21,266,865)	(23,430,615)	(1,813,052)	(2,132,096)
Policy benefits and terminations	(1,509,960)	(1,799,787)	(19,732,164)	(32,047,277)	(1,266,543)	(1,386,665)
Other	(325,479)	(262,555)	(1,354,922)	326,794	(249,924)	(123,630)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,633,936	(15,866,308)	(21,741,021)	(54,977,220)	(9,404,070)	(7,496,996)

NET INCREASE (DECREASE) IN NET ASSETS	11,285,246	(14,576,999)	37,830,082	(46,592,328)	(3,494,667)	(11,002,802)

NET ASSETS
Beginning of Year	29,801,647	44,378,646	385,210,001	431,802,329	27,831,763	38,834,565

End of Year	$41,086,893	$29,801,647	$423,040,083	$385,210,001	$24,337,096	$27,831,763

	Growth LT		Large-Cap Growth		Large-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,430,163	$1,788,831	$—	$—	$1,767,421	$6,575,985
Realized gain (loss) on investments	52,953,944	17,996,547	6,057,037	(4,301,322)	888,056	(5,537,474)
Change in net unrealized appreciation (depreciation) on investments	(27,658,951)	(29,914,674)	(56,915)	5,250,331	10,638,954	4,895,947

Net Increase (Decrease) in Net Assets Resulting from Operations	26,725,156	(10,129,296)	6,000,122	949,009	13,294,431	5,934,458

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	10,972,606	12,946,123	2,893,946	4,402,657	5,378,533	8,290,561
Transfers between variable and fixed accounts, net	(5,552,993)	(24,848,780)	(1,329,445)	(19,959,490)	1,838,572	(46,797,857)
Policy maintenance charges	(10,236,159)	(11,511,208)	(3,067,130)	(3,666,030)	(5,439,265)	(6,977,488)
Policy benefits and terminations	(10,822,084)	(12,154,573)	(2,179,293)	(3,060,092)	(4,437,215)	(6,063,477)
Other	(548,475)	(881,834)	(384,499)	(410,006)	(382,577)	(887,772)

Net Decrease in Net Assets Derived from Policy Transactions	(16,187,105)	(36,450,272)	(4,066,421)	(22,692,961)	(3,041,952)	(52,436,033)

NET INCREASE (DECREASE) IN NET ASSETS	10,538,051	(46,579,568)	1,933,701	(21,743,952)	10,252,479	(46,501,575)

NET ASSETS
Beginning of Year	151,285,674	197,865,242	33,640,559	55,384,511	81,564,536	128,066,111

End of Year	$161,823,725	$151,285,674	$35,574,260	$33,640,559	$91,817,015	$81,564,536

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Long/Short Large-Cap		Main Street Core		Mid-Cap Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$44,402	$599,031	$1,536,847	$1,793,418	$624,124	$904,024
Realized gain on investments	284,187	2,978,623	5,751,192	13,809,258	9,785,630	4,233,537
Change in net unrealized appreciation (depreciation) on investments	573,054	(3,428,900)	16,035,338	(15,219,458)	(3,702,204)	(10,531,849)

Net Increase (Decrease) in Net Assets Resulting from Operations	901,643	148,754	23,323,377	383,218	6,707,550	(5,394,288)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	359,737	1,687,003	8,976,914	11,304,808	6,031,378	8,578,727
Transfers between variable and fixed accounts, net	(318,138)	(23,536,599)	(1,526,387)	(21,605,711)	(6,352,117)	(29,286,612)
Policy maintenance charges	(271,058)	(1,135,142)	(9,317,312)	(10,188,065)	(5,192,618)	(7,090,680)
Policy benefits and terminations	(85,406)	(937,016)	(9,472,958)	(9,463,781)	(5,017,429)	(6,200,344)
Other	(2,085)	(121,198)	(278,435)	(434,634)	(383,107)	(993,427)

Net Decrease in Net Assets Derived from Policy Transactions	(316,950)	(24,042,952)	(11,618,178)	(30,387,383)	(10,913,893)	(34,992,336)

NET INCREASE (DECREASE) IN NET ASSETS	584,693	(23,894,198)	11,705,199	(30,004,165)	(4,206,343)	(40,386,624)

NET ASSETS
Beginning of Year	4,847,659	28,741,857	140,539,752	170,543,917	93,544,347	133,930,971

End of Year	$5,432,352	$4,847,659	$152,244,951	$140,539,752	$89,338,004	$93,544,347

	Mid-Cap Growth		Mid-Cap Value		Small-Cap Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$173,202	$—	$47,486	$1,263,966	$194,534	$674,240
Realized gain (loss) on investments	12,190,805	5,726,808	(424,762)	5,266,798	(336,360)	5,081,802
Change in net unrealized appreciation (depreciation) on investments	(9,525,306)	(8,271,653)	1,143,132	(6,551,284)	1,716,887	(6,129,422)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,838,701	(2,544,845)	765,856	(20,520)	1,575,061	(373,380)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,042,335	4,395,350	486,165	1,390,977	810,264	1,975,003
Transfers between variable and fixed accounts, net	(582,238)	(16,797,919)	(2,033,933)	(16,642,075)	532,228	(17,172,236)
Policy maintenance charges	(2,432,892)	(3,636,946)	(348,694)	(950,808)	(614,538)	(1,250,305)
Policy benefits and terminations	(1,980,712)	(3,158,674)	(212,541)	(641,866)	(759,851)	(1,049,210)
Other	(275,395)	(287,770)	(24,443)	(96,245)	(29,099)	(304,736)

Net Decrease in Net Assets Derived from Policy Transactions	(2,228,902)	(19,485,959)	(2,133,446)	(16,940,017)	(60,996)	(17,801,484)

NET INCREASE (DECREASE) IN NET ASSETS	609,799	(22,030,804)	(1,367,590)	(16,960,537)	1,514,065	(18,174,864)

NET ASSETS
Beginning of Year	39,112,915	61,143,719	5,776,954	22,737,491	9,777,685	27,952,549

End of Year	$39,722,714	$39,112,915	$4,409,364	$5,776,954	$11,291,750	$9,777,685

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Small-Cap Growth		Small-Cap Index		Small-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$24,082	$—	$1,768,663	$1,075,046	$1,063,276	$1,318,156
Realized gain (loss) on investments	3,959,814	3,771,306	(4,156,757)	(8,342,532)	5,096,283	5,530,550
Change in net unrealized appreciation (depreciation) on investments	(390,685)	(4,585,333)	27,335,418	(554,394)	(577,779)	(5,489,902)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,593,211	(814,027)	24,947,324	(7,821,880)	5,581,780	1,358,804

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,132,545	2,825,408	8,191,145	9,593,942	3,499,293	4,839,937
Transfers between variable and fixed accounts, net	(1,427,264)	(10,013,634)	(8,625,870)	(10,161,658)	(1,204,616)	(8,164,737)
Policy maintenance charges	(1,762,877)	(2,227,020)	(8,957,098)	(9,793,394)	(2,917,454)	(3,332,783)
Policy benefits and terminations	(2,256,309)	(2,181,682)	(9,919,894)	(12,542,329)	(2,524,912)	(2,845,193)
Other	(9,526)	(307,386)	325,136	(582,092)	(465,741)	(310,283)

Net Decrease in Net Assets Derived from Policy Transactions	(3,323,431)	(11,904,314)	(18,986,581)	(23,485,531)	(3,613,430)	(9,813,059)

NET INCREASE (DECREASE) IN NET ASSETS	269,780	(12,718,341)	5,960,743	(31,307,411)	1,968,350	(8,454,255)

NET ASSETS
Beginning of Year	29,290,776	42,009,117	163,567,011	194,874,422	51,508,539	59,962,794

End of Year	$29,560,556	$29,290,776	$169,527,754	$163,567,011	$53,476,889	$51,508,539

	Health Sciences		Real Estate		Technology
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$1,042,308	$—	$—	$—
Realized gain (loss) on investments	3,816,584	2,784,470	5,054,567	(3,072,735)	789,685	4,280,369
Change in net unrealized appreciation (depreciation) on investments	2,186,324	(547,421)	6,918,631	8,844,799	(7,909)	(5,139,754)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,002,908	2,237,049	13,015,506	5,772,064	781,776	(859,385)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,062,480	1,448,276	4,484,853	5,235,431	1,137,082	1,262,163
Transfers between variable and fixed accounts, net	5,115,636	329,046	(450,531)	4,539,498	259,988	(1,821,080)
Policy maintenance charges	(1,536,805)	(1,222,115)	(3,910,355)	(4,203,137)	(944,106)	(1,210,800)
Policy benefits and terminations	(1,379,605)	(692,635)	(3,252,475)	(3,375,144)	(947,193)	(673,257)
Other	(205,757)	(300,484)	(1,377,491)	(406,866)	(126,287)	(112,405)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,055,949	(437,912)	(4,505,999)	1,789,782	(620,516)	(2,555,379)

NET INCREASE (DECREASE) IN NET ASSETS	10,058,857	1,799,137	8,509,507	7,561,846	161,260	(3,414,764)

NET ASSETS
Beginning of Year	21,786,571	19,987,434	82,110,583	74,548,737	12,795,482	16,210,246

End of Year	$31,845,428	$21,786,571	$90,620,090	$82,110,583	$12,956,742	$12,795,482

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Emerging Markets		International Large-Cap		International Small-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$978,123	$2,866,905	$2,031,912	$8,032,956	$217,520	$2,147,199
Realized gain (loss) on investments	12,658,887	(8,605,522)	(8,045,091)	(22,255,711)	(284,271)	704,786
Change in net unrealized appreciation (depreciation) on investments	10,907,640	(21,078,605)	33,261,604	5,330,994	1,450,183	(3,603,754)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,544,650	(26,817,222)	27,248,425	(8,891,761)	1,383,432	(751,769)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,762,047	9,103,076	6,747,891	9,283,981	731,585	1,655,873
Transfers between variable and fixed accounts, net	2,556,767	(34,920,151)	990,450	(3,996,347)	107,630	(14,674,977)
Policy maintenance charges	(5,688,079)	(7,128,496)	(7,161,184)	(7,856,792)	(515,800)	(1,098,883)
Policy benefits and terminations	(4,488,193)	(6,148,954)	(4,377,908)	(5,421,094)	(318,187)	(860,186)
Other	(1,898,575)	(677,046)	(2,367,199)	(574,480)	(29,188)	(119,232)

Net Decrease in Net Assets Derived from Policy Transactions	(2,756,033)	(39,771,571)	(6,167,950)	(8,564,732)	(23,960)	(15,097,405)

NET INCREASE (DECREASE) IN NET ASSETS	21,788,617	(66,588,793)	21,080,475	(17,456,493)	1,359,472	(15,849,174)

NET ASSETS
Beginning of Year	114,520,122	181,108,915	122,066,228	139,522,721	7,134,091	22,983,265

End of Year	$136,308,739	$114,520,122	$143,146,703	$122,066,228	$8,493,563	$7,134,091

			American Funds		Pacific Dynamix —
	International Value		Asset Allocation		Conservative Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,944,660	$11,209,450	$121,575	$196,021	$36,252	$46,601
Realized gain (loss) on investments	(12,162,305)	(14,548,308)	220,627	526,448	104,660	153,601
Change in net unrealized appreciation (depreciation) on investments	26,844,954	(11,889,207)	560,914	(680,616)	56,669	(145,938)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,627,309	(15,228,065)	903,116	41,853	197,581	54,264

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,917,772	9,979,239	785,609	755,701	231,006	98,525
Transfers between variable and fixed accounts, net	7,038,057	(19,589,683)	1,176,521	1,331,790	490,537	761,740
Policy maintenance charges	(6,354,094)	(7,693,531)	(610,615)	(417,767)	(179,273)	(97,216)
Policy benefits and terminations	(6,469,207)	(7,902,823)	(494,512)	(156,492)	(164,995)	(483,335)
Other	(342,633)	(447,375)	(68,254)	(38,132)	236,276	(106,049)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,789,895	(25,654,173)	788,749	1,475,100	613,551	173,665

NET INCREASE (DECREASE) IN NET ASSETS	20,417,204	(40,882,238)	1,691,865	1,516,953	811,132	227,929

NET ASSETS
Beginning of Year	104,062,397	144,944,635	5,590,992	4,074,039	1,800,630	1,572,701

End of Year	$124,479,601	$104,062,397	$7,282,857	$5,590,992	$2,611,762	$1,800,630

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Pacific Dynamix - Moderate				Portfolio Optimization
	Growth		Pacific Dynamix - Growth		Conservative(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$105,471	$130,980	$140,893	$123,790	$685,813	$191,559
Realized gain (loss) on investments	227,869	146,027	394,215	182,327	173,195	(16,443)
Change in net unrealized appreciation (depreciation) on investments	331,121	(231,016)	579,284	(495,670)	1,416,710	(25,288)

Net Increase (Decrease) in Net Assets Resulting from Operations	664,461	45,991	1,114,392	(189,553)	2,275,718	149,828

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	689,882	369,742	956,797	702,041	1,721,215	856,285
Transfers between variable and fixed accounts, net	963,189	2,601,743	2,045,702	2,943,100	5,952,679	22,503,628
Policy maintenance charges	(514,881)	(240,777)	(467,779)	(294,813)	(1,663,784)	(805,225)
Policy benefits and terminations	(81,283)	(304,693)	(186,817)	(221,640)	(1,063,392)	(523,640)
Other	(73,181)	(5,929)	(316,328)	(8,279)	(125,548)	(127,147)

Net Increase in Net Assets Derived from Policy Transactions	983,726	2,420,086	2,031,575	3,120,409	4,821,170	21,903,901

NET INCREASE IN NET ASSETS	1,648,187	2,466,077	3,145,967	2,930,856	7,096,888	22,053,729

NET ASSETS
Beginning of Year or Period	5,771,250	3,305,173	7,251,022	4,320,166	22,053,729	—

End of Year or Period	$7,419,437	$5,771,250	$10,396,989	$7,251,022	$29,150,617	$22,053,729

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative(2)		Moderate(1)		Growth(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,143,475	$376,666	$4,133,528	$1,275,891	$4,423,298	$1,289,185
Realized gain (loss) on investments	570,330	(54,384)	843,461	(155,734)	1,068,820	(664,268)
Change in net unrealized appreciation (depreciation) on investments	3,965,912	(704,754)	19,041,195	(5,067,725)	27,660,843	(9,875,442)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,679,717	(382,472)	24,018,184	(3,947,568)	33,152,961	(9,250,525)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,622,740	2,285,582	18,447,228	9,691,152	27,065,214	14,627,774
Transfers between variable and fixed accounts, net	1,398,196	50,373,719	3,623,289	194,978,486	(7,435,679)	253,333,525
Policy maintenance charges	(3,384,641)	(1,823,288)	(13,913,992)	(7,276,271)	(17,631,056)	(9,402,837)
Policy benefits and terminations	(5,494,647)	(853,726)	(10,861,232)	(6,308,645)	(14,908,194)	(7,403,320)
Other	(277,124)	(40,648)	(617,363)	(541,453)	(775,814)	(776,150)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,135,476)	49,941,639	(3,322,070)	190,543,269	(13,685,529)	250,378,992

NET INCREASE IN NET ASSETS	1,544,241	49,559,167	20,696,114	186,595,701	19,467,432	241,128,467

NET ASSETS
Beginning of Year or Period	49,559,167	—	186,595,701	—	241,128,467	—

End of Year or Period	$51,103,408	$49,559,167	$207,291,815	$186,595,701	$260,595,899	$241,128,467

(1)	Operations commenced on May 2, 2011.

(2)	Operations commenced on May 10, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Portfolio Optimization
	Aggressive-Growth(1)		I		II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,400,333	$427,428	$1,149,831	$1,912,524	$15,335	$—
Realized gain (loss) on investments	467,605	(381,634)	(8,085,784)	(6,349,738)	413,633	(487,374)
Change in net unrealized appreciation (depreciation) on investments	12,018,425	(5,312,350)	17,886,160	(3,840,637)	5,205,398	201,254

Net Increase (Decrease) in Net Assets Resulting from Operations	13,886,363	(5,266,556)	10,950,207	(8,277,851)	5,634,366	(286,120)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	12,031,971	5,714,422	3,138,874	4,536,310	2,079,361	2,328,387
Transfers between variable and fixed accounts, net	(5,051,485)	99,634,744	(5,753,465)	(2,465,529)	80,926	121,530
Policy maintenance charges	(7,584,583)	(4,199,251)	(2,481,854)	(2,792,773)	(1,780,972)	(1,472,247)
Policy benefits and terminations	(5,476,749)	(1,926,756)	(2,242,864)	(2,583,924)	(1,135,395)	(1,418,757)
Other	79,038	(390,648)	(153,597)	(91,288)	(238,455)	(166,480)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,001,808)	98,832,511	(7,492,906)	(3,397,204)	(994,535)	(607,567)

NET INCREASE (DECREASE) IN NET ASSETS	7,884,555	93,565,955	3,457,301	(11,675,055)	4,639,831	(893,687)

NET ASSETS
Beginning of Year or Period	93,565,955	—	55,363,898	67,038,953	29,255,807	30,149,494

End of Year or Period	$101,450,510	$93,565,955	$58,821,199	$55,363,898	$33,895,638	$29,255,807

					Invesco V.I. International
	III		V		Growth Series II(2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$126,825	$—	$151,614	$70,884	$11,537
Realized gain (loss) on investments	2,251,456	3,781,431	978,540	(697,117)	3,929
Change in net unrealized appreciation (depreciation) on investments	3,984,929	(6,626,511)	1,779,629	(37,731)	86,772

Net Increase (Decrease) in Net Assets Resulting from Operations	6,363,210	(2,845,080)	2,909,783	(663,964)	102,238

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,281,089	2,636,195	1,156,956	1,445,655	23,205
Transfers between variable and fixed accounts, net	(1,812,209)	(1,087,213)	(4,262,133)	(1,603,174)	1,821,313
Policy maintenance charges	(1,674,736)	(1,716,423)	(987,258)	(1,073,224)	(28,985)
Policy benefits and terminations	(1,204,442)	(1,607,034)	(691,182)	(1,197,958)	(7,315)
Other	(257,838)	304,216	(178,671)	92,055	(17,202)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,668,136)	(1,470,259)	(4,962,288)	(2,336,646)	1,791,016

NET INCREASE (DECREASE) IN NET ASSETS	3,695,074	(4,315,339)	(2,052,505)	(3,000,610)	1,893,254

NET ASSETS
Beginning of Year or Period	37,247,078	41,562,417	18,501,761	21,502,371	—

End of Year or Period	$40,942,152	$37,247,078	$16,449,256	$18,501,761	$1,893,254

(1)	Operations commenced on May 6, 2011.

(2)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
					BlackRock Global
	American Century		BlackRock Basic Value		Allocation
	VP Mid Cap Value Class II(1)		V.I. Class III		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$19,954		$188,694	$203,438	$713,483	$1,060,094
Realized gain on investments	27,401		939,431	275,003	1,917,317	2,463,173
Change in net unrealized appreciation (depreciation) on investments	95,683		511,113	(775,821)	1,659,427	(5,349,407)

Net Increase (Decrease) in Net Assets Resulting from Operations	143,038		1,639,238	(297,380)	4,290,227	(1,826,140)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,907		665,959	784,384	3,993,832	4,793,498
Transfers between variable and fixed accounts, net	3,040,633		(595,807)	2,374,538	2,425,528	(176,617)
Policy maintenance charges	(13,268)		(653,866)	(628,343)	(3,070,833)	(2,899,740)
Policy benefits and terminations	(319)		(959,121)	(310,140)	(2,695,561)	(3,731,416)
Other	197		(180,834)	(77,943)	(651,483)	(722,868)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,031,150		(1,723,669)	2,142,496	1,483	(2,737,143)

NET INCREASE (DECREASE) IN NET ASSETS	3,174,188		(84,431)	1,845,116	4,291,710	(4,563,283)

NET ASSETS
Beginning of Year or Period	—		12,375,370	10,530,254	44,606,094	49,169,377

End of Year or Period	$3,174,188		$12,290,939	$12,375,370	$48,897,804	$44,606,094

	Fidelity VIP Contrafund		Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$503,706	$398,927	$13,973	$15,096	$13,789	$35,633
Realized gain (loss) on investments	(235,944)	(1,170,176)	50,601	14,912	83,048	101,638
Change in net unrealized appreciation (depreciation) on investments	7,102,563	(760,253)	2,485	(19,787)	87,825	(171,189)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,370,325	(1,531,502)	67,059	10,221	184,662	(33,918)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,183,362	3,519,030	79,817	112,813	159,358	637,306
Transfers between variable and fixed accounts, net	(7,457,982)	1,817,577	266,794	131,853	(1,180,956)	(319,299)
Policy maintenance charges	(2,743,577)	(2,774,775)	(64,346)	(64,566)	(118,714)	(135,388)
Policy benefits and terminations	(2,240,422)	(1,755,318)	(159,843)	(22,532)	(18,206)	(226,239)
Other	(317,903)	(35,637)	910	96	(9,663)	(12,274)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,576,522)	770,877	123,332	157,664	(1,168,181)	(55,894)

NET INCREASE (DECREASE) IN NET ASSETS	(2,206,197)	(760,625)	190,391	167,885	(983,519)	(89,812)

NET ASSETS
Beginning of Year	47,697,923	48,458,548	965,340	797,455	1,828,992	1,918,804

End of Year	$45,491,726	$47,697,923	$1,155,731	$965,340	$845,473	$1,828,992

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$42,710	$55,097	$123,690	$75,668	$75,801	$81,296
Realized gain (loss) on investments	210,848	205,790	217,236	144,896	(85,218)	(75,769)
Change in net unrealized appreciation (depreciation) on investments	73,870	(281,350)	247,839	(304,522)	698,844	(114,254)

Net Increase (Decrease) in Net Assets Resulting from Operations	327,428	(20,463)	588,765	(83,958)	689,427	(108,727)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	290,116	413,876	612,336	692,283	412,941	326,203
Transfers between variable and fixed accounts, net	(485,602)	529,360	2,432,084	945,553	220,082	336,786
Policy maintenance charges	(137,204)	(173,843)	(281,766)	(236,650)	(296,067)	(260,223)
Policy benefits and terminations	(405,950)	(424,742)	(92,398)	(138,363)	(476,284)	(173,443)
Other	3,794	22,642	16,774	(46,401)	(50,749)	(8,632)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(734,846)	367,293	2,687,030	1,216,422	(190,077)	220,691

NET INCREASE (DECREASE) IN NET ASSETS	(407,418)	346,830	3,275,795	1,132,464	499,350	111,964

NET ASSETS
Beginning of Year	2,874,878	2,528,048	3,732,203	2,599,739	4,306,731	4,194,767

End of Year	$2,467,460	$2,874,878	$7,007,998	$3,732,203	$4,806,081	$4,306,731

	Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2045
	Service Class 2		Service Class 2(1)		Service Class 2(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$119,779	$47,732	$1,520		$2,700
Realized gain on investments	83,067	67,270	362		1,336
Change in net unrealized appreciation (depreciation) on investments	248,068	(210,371)	154		1,326

Net Increase (Decrease) in Net Assets Resulting from Operations	450,914	(95,369)	2,036		5,362

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	655,786	416,119	8,513		10,254
Transfers between variable and fixed accounts, net	3,212,386	655,815	75,721		137,193
Policy maintenance charges	(249,951)	(168,172)	(2,045)		(6,400)
Policy benefits and terminations	(121,203)	(295,909)	—		—
Other	290	7,375	(1)		2

Net Increase in Net Assets Derived from Policy Transactions	3,497,308	615,228	82,188		141,049

NET INCREASE IN NET ASSETS	3,948,222	519,859	84,224		146,411

NET ASSETS
Beginning of Year or Period	2,493,981	1,974,122	—		—

End of Year or Period	$6,442,203	$2,493,981	$84,224		$146,411

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Fidelity VIP Growth		Fidelity VIP Mid Cap		Fidelity VIP Value Strategies
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$15,905	$6,394	$119,644	$7,420	$14,441	$23,208
Realized gain (loss) on investments	415,573	445,924	2,360,622	(549,639)	157,203	412,938
Change in net unrealized appreciation (depreciation) on investments	219,219	(673,122)	1,793,474	(3,327,016)	628,635	(890,165)

Net Increase (Decrease) in Net Assets Resulting from Operations	650,697	(220,804)	4,273,740	(3,869,235)	800,279	(454,019)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	296,928	320,019	1,855,780	2,499,873	348,282	489,775
Transfers between variable and fixed accounts, net	(186,210)	1,847,484	(2,271,520)	(254,577)	691,334	(735,575)
Policy maintenance charges	(244,059)	(233,719)	(1,424,229)	(1,577,919)	(231,335)	(313,282)
Policy benefits and terminations	(764,056)	(101,813)	(1,128,967)	(1,439,956)	(347,747)	(212,194)
Other	(50,672)	(117,011)	(317,311)	(233,280)	(25,565)	(7,307)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(948,069)	1,714,960	(3,286,247)	(1,005,859)	434,969	(778,583)

NET INCREASE (DECREASE) IN NET ASSETS	(297,372)	1,494,156	987,493	(4,875,094)	1,235,248	(1,232,602)

NET ASSETS
Beginning of Year	4,665,652	3,171,496	30,014,806	34,889,900	2,832,847	4,065,449

End of Year	$4,368,280	$4,665,652	$31,002,299	$30,014,806	$4,068,095	$2,832,847

	Templeton Foreign		Templeton Global Bond		GE Investments
	Securities Class 2(1)		Securities Class 2		Total Return Class 3
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,676		$2,248,628	$1,278,998	$12,103	$7,073
Realized gain (loss) on investments	9,754		(43,272)	269,234	(5,586)	6,124
Change in net unrealized appreciation (depreciation) on investments	51,873		2,803,611	(2,467,148)	55,335	(29,115)

Net Increase (Decrease) in Net Assets Resulting from Operations	64,303		5,008,967	(918,916)	61,852	(15,918)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	12,999		2,297,102	1,853,335	92,984	70,992
Transfers between variable and fixed accounts, net	1,098,384		10,700,281	16,025,787	420,978	289,739
Policy maintenance charges	(10,044)		(1,768,321)	(1,138,496)	(68,080)	(34,884)
Policy benefits and terminations	(20,989)		(828,169)	(539,270)	(31,914)	(5,926)
Other	(1,745)		115,064	(293,266)	(6,895)	2,089

Net Increase in Net Assets Derived from Policy Transactions	1,078,605		10,515,957	15,908,090	407,073	322,010

NET INCREASE IN NET ASSETS	1,142,908		15,524,924	14,989,174	468,925	306,092

NET ASSETS
Beginning of Year or Period	—		29,319,151	14,329,977	446,459	140,367

End of Year or Period	$1,142,908		$44,844,075	$29,319,151	$915,384	$446,459

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Janus Apsen Series		Janus Apsen Series		Lazard Retirement
	Overseas Service Class		Enterprise Service Class		U.S. Strategic Equity Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$208,896	$182,577	$—	$—	$10,119	$6,910
Realized gain on investments	2,343,576	3,760,478	339,515	287,767	72,158	34,511
Change in net unrealized appreciation (depreciation) on investments	1,219,324	(21,247,438)	250,273	(334,151)	34,015	(42,274)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,771,796	(17,304,383)	589,788	(46,384)	116,292	(853)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,404,760	3,186,462	220,715	214,001	114,027	63,853
Transfers between variable and fixed accounts, net	(7,383,122)	(3,426,011)	706,428	(371,733)	106,284	164,598
Policy maintenance charges	(1,454,880)	(1,848,871)	(199,032)	(187,188)	(73,709)	(37,563)
Policy benefits and terminations	(1,431,417)	(1,033,996)	(99,221)	(233,695)	(46,052)	(4,898)
Other	(215,797)	(71,450)	(15,763)	(24,278)	3,859	(6,490)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,080,456)	(3,193,866)	613,127	(602,893)	104,409	179,500

NET INCREASE (DECREASE) IN NET ASSETS	(4,308,660)	(20,498,249)	1,202,915	(649,277)	220,701	178,647

NET ASSETS
Beginning of Year	34,200,839	54,699,088	3,216,086	3,865,363	704,086	525,439

End of Year	$29,892,179	$34,200,839	$4,419,001	$3,216,086	$924,787	$704,086

	Legg Mason ClearBridge Variable		Legg Mason ClearBridge Variable		Lord Abbett
	Aggressive Growth — Class II		Mid Cap Core — Class II		Developing Growth Class VC(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,926	$—	$57,271	$—	$—
Realized gain on investments	156,390	90,465	435,704	528,901	2,876
Change in net unrealized appreciation (depreciation) on investments	90,054	(136,668)	746,609	(646,227)	(3,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	249,370	(46,203)	1,239,584	(117,326)	(496)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	372,907	111,198	279,762	324,116	1,828
Transfers between variable and fixed accounts, net	276,920	737,939	1,868,931	(2,018,447)	42,889
Policy maintenance charges	(149,326)	(92,163)	(449,153)	(401,290)	(2,156)
Policy benefits and terminations	(36,324)	(23,377)	(85,916)	(59,259)	—
Other	(195,096)	(1,213)	(34,450)	32,442	(50)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	269,081	732,384	1,579,174	(2,122,438)	42,511

NET INCREASE (DECREASE) IN NET ASSETS	518,451	686,181	2,818,758	(2,239,764)	42,015

NET ASSETS
Beginning of Year or Period	1,452,621	766,440	5,820,615	8,060,379	—

End of Year or Period	$1,971,072	$1,452,621	$8,639,373	$5,820,615	$42,015

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Lord Abbett		MFS New Discovery Series		MFS Utilities Series
	Fundamental Equity Class VC		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$73,646	$30,618	$—	$—	$982,341	$522,312
Realized gain on investments	282,452	560,752	232,318	1,708,954	1,095,488	279,541
Change in net unrealized appreciation (depreciation) on investments	1,196,982	(977,294)	836,175	(2,532,626)	(154,978)	179,397

Net Increase (Decrease) in Net Assets Resulting from Operations	1,553,080	(385,924)	1,068,493	(823,672)	1,922,851	981,250

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	292,578	297,924	420,931	492,419	620,670	566,586
Transfers between variable and fixed accounts, net	(9,859)	13,064,513	595,332	(1,619,880)	(3,357,102)	652,125
Policy maintenance charges	(333,124)	(190,611)	(265,831)	(392,395)	(702,137)	(753,942)
Policy benefits and terminations	(172,376)	(93,590)	(242,406)	(240,044)	(568,057)	(206,513)
Other	(2,534,436)	(1,518)	(190,911)	100,053	(71,099)	29,232

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,757,217)	13,076,718	317,115	(1,659,847)	(4,077,725)	287,488

NET INCREASE (DECREASE) IN NET ASSETS	(1,204,137)	12,690,794	1,385,608	(2,483,519)	(2,154,874)	1,268,738

NET ASSETS
Beginning of Year	14,785,262	2,094,468	4,951,987	7,435,506	17,659,927	16,391,189

End of Year	$13,581,125	$14,785,262	$6,337,595	$4,951,987	$15,505,053	$17,659,927

	PIMCO Global		Royce Micro-Cap		T. Rowe Price
	Multi-Asset — Advisor Class(1)		Service Class		Blue Chip Growth — II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$362,585	$89,644	$—	$34,730	$—	$—
Realized gain (loss) on investments	(364,924)	98,459	(107,884)	52,570	1,621,103	1,047,184
Change in net unrealized appreciation (depreciation) on investments	965,972	(911,213)	168,157	(300,504)	2,087,581	(819,104)

Net Increase (Decrease) in Net Assets Resulting from Operations	963,633	(723,110)	60,273	(213,204)	3,708,684	228,080

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	794,405	304,984	110,630	104,728	1,587,425	1,106,815
Transfers between variable and fixed accounts, net	(1,893,348)	13,775,983	323,985	663,969	15,857,663	5,395,509
Policy maintenance charges	(594,833)	(270,649)	(81,820)	(67,501)	(1,182,019)	(824,663)
Policy benefits and terminations	(1,177,113)	—	(126,481)	(51,104)	(824,760)	(324,295)
Other	(25,870)	10,437	(37,085)	(45,844)	(152,752)	9,336

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,896,759)	13,820,755	189,229	604,248	15,285,557	5,362,702

NET INCREASE (DECREASE) IN NET ASSETS	(1,933,126)	13,097,645	249,502	391,044	18,994,241	5,590,782

NET ASSETS
Beginning of Year or Period	13,097,645	—	1,324,826	933,782	15,537,774	9,946,992

End of Year or Period	$11,164,519	$13,097,645	$1,574,328	$1,324,826	$34,532,015	$15,537,774

(1)	Operations commenced on May 5, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
	T. Rowe Price		Van Eck VIP Global
	Equity Income — II		Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$906,091	$689,279	$386,684	$909,188
Realized gain (loss) on investments	2,769,362	(1,421,274)	2,280,951	791,637
Change in net unrealized appreciation (depreciation) on investments	3,542,380	197,011	(429,974)	(14,736,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,217,833	(534,984)	2,237,661	(13,035,274)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,614,758	2,493,509	3,427,626	4,190,933
Transfers between variable and fixed accounts, net	(5,429,605)	610,935	(2,311,080)	(136,543)
Policy maintenance charges	(2,015,916)	(2,079,210)	(2,982,172)	(3,431,988)
Policy benefits and terminations	(1,380,684)	(1,160,317)	(2,417,692)	(2,122,158)
Other	(10,288)	25,499	(318,663)	(772,239)

Net Decrease in Net Assets Derived from Policy Transactions	(6,221,735)	(109,584)	(4,601,981)	(2,271,995)

NET INCREASE (DECREASE) IN NET ASSETS	996,098	(644,568)	(2,364,320)	(15,307,269)

NET ASSETS
Beginning of Year	42,945,516	43,590,084	64,362,975	79,670,244

End of Year	$43,941,614	$42,945,516	$61,998,655	$64,362,975

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Cash Management
2012(5)	$23.40	8,405,119	$196,711,710	0.00%	0.00%	0.00%
2011	23.40	9,807,833	229,540,525	0.00%	0.00%	0.00%
2010	23.40	9,729,669	227,712,157	0.00%	0.01%	(0.05%)
2009	23.42	12,533,277	293,482,779	0.00%	0.25%	0.17%
2008	23.38	12,712,480	297,173,335	0.00%	2.15%	2.36%

Diversified Bond
2012	$13.91	1,387,052	$19,294,304	0.00%	3.18%	8.37%
2011	12.84	1,163,981	14,941,102	0.00%	14.42%	5.94%
2010	12.12	3,791,432	45,938,881	0.00%	3.22%	8.04%
2009	11.21	2,677,541	30,027,134	0.00%	3.80%	14.13%
2008	9.83	2,379,452	23,379,628	0.00%	3.84%	(7.80%)

Floating Rate Loan
2012	$10.25	1,087,279	$11,148,674	0.00%	5.83%	8.10%
2011	9.49	726,283	6,889,231	0.00%	17.98%	2.50%
2010	9.25	1,809,305	16,743,085	0.00%	4.72%	7.27%
2009	8.63	1,711,048	14,760,251	0.00%	5.08%	24.31%
2008	6.94	1,012,929	7,029,314	0.00%	6.98%	(29.28%)

High Yield Bond
2012	$59.32	1,669,968	$99,069,388	0.00%	6.75%	15.30%
2011	51.45	1,670,019	85,927,432	0.00%	11.61%	3.42%
2010	49.75	1,872,440	93,159,865	0.00%	7.72%	14.52%
2009	43.44	2,237,443	97,202,439	0.00%	7.99%	39.87%
2008	31.06	2,132,137	66,223,004	0.00%	8.71%	(22.20%)

Inflation Managed
2012	$61.39	2,476,283	$152,013,497	0.00%	2.31%	9.87%
2011	55.87	2,624,196	146,625,982	0.00%	5.57%	11.85%
2010	49.95	3,620,675	180,867,220	0.00%	1.99%	8.78%
2009	45.92	3,815,481	175,218,196	0.00%	4.10%	20.80%
2008	38.02	4,059,495	154,324,441	0.00%	2.85%	(9.34%)

Inflation Protected
2012	$11.40	113,063	$1,289,369	0.00%	0.44%	5.51%
05/03/2011 - 12/31/2011	10.81	118,662	1,282,543	0.00%	9.29%	8.02%

Managed Bond
2012	$63.04	5,960,420	$375,765,099	0.00%	5.08%	10.72%
2011	56.94	6,113,636	348,099,793	0.00%	5.13%	3.84%
2010	54.83	8,533,863	467,929,988	0.00%	3.43%	8.96%
2009	50.32	8,992,559	452,533,114	0.00%	6.81%	21.01%
2008	41.59	9,106,840	378,720,069	0.00%	4.41%	(1.71%)

Short Duration Bond
2012	$12.55	4,052,416	$50,850,100	0.00%	0.79%	3.19%
2011	12.16	4,110,452	49,983,055	0.00%	3.26%	0.87%
2010	12.05	5,041,165	60,769,943	0.00%	1.54%	3.40%
2009	11.66	3,846,075	44,837,724	0.00%	3.13%	8.66%
2008	10.73	3,900,654	41,850,977	0.00%	3.87%	(5.09%)

Emerging Markets Debt (6)
05/02/2012 - 12/31/2012	$11.06	103,918	$1,149,310	0.00%	8.50%	10.60%

American Funds Growth
2012	$15.13	3,363,540	$50,903,024	0.00%	0.17%	17.45%
2011	12.89	3,728,587	48,043,569	0.00%	0.19%	(4.66%)
2010(5)	13.51	4,956,516	66,985,476	0.00%	0.00%	18.26%
2009	11.43	5,195,477	59,372,649	0.00%	0.13%	38.86%
2008	8.23	5,627,232	46,308,882	0.00%	0.60%	(44.19%)

American Funds Growth-Income
2012	$13.58	3,034,288	$41,195,787	0.00%	1.14%	17.06%
2011	11.60	3,128,493	36,283,431	0.00%	0.80%	(2.24%)
2010(5)	11.86	4,900,290	58,132,621	0.00%	0.00%	11.03%
2009	10.68	5,610,441	59,947,385	0.00%	1.26%	30.74%
2008	8.17	5,619,154	45,924,261	0.00%	1.41%	(38.08%)

Comstock
2012	$13.55	2,276,703	$30,850,534	0.00%	1.94%	18.54%
2011	11.43	2,349,076	26,852,173	0.00%	6.47%	(2.11%)
2010	11.68	5,245,577	61,251,900	0.00%	1.25%	15.42%
2009	10.12	6,250,352	63,233,426	0.00%	1.52%	28.68%
2008	7.86	5,767,472	45,345,266	0.00%	2.02%	(36.79%)

Dividend Growth
2012	$15.60	2,633,172	$41,086,893	0.00%	1.84%	14.55%
2011	13.62	2,187,849	29,801,647	0.00%	2.88%	3.27%
2010	13.19	3,364,536	44,378,646	0.00%	0.97%	10.77%
2009	11.91	2,937,995	34,983,770	0.00%	1.66%	32.40%
2008	8.99	3,700,234	33,277,837	0.00%	1.04%	(39.07%)

Equity Index
2012	$60.95	6,940,882	$423,040,083	0.00%	2.39%	15.77%
2011	52.65	7,316,815	385,210,001	0.00%	2.87%	1.82%
2010	51.70	8,351,318	431,802,329	0.00%	1.97%	14.81%
2009	45.04	9,693,106	436,544,053	0.00%	1.79%	26.36%
2008	35.64	9,749,024	347,463,802	0.00%	2.00%	(37.35%)

See Notes to Financial Statements	See explanation of references on SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Focused 30
2012	$15.13	1,608,194	$24,337,096	0.00%	0.00%	23.21%
2011	12.28	2,265,926	27,831,763	0.00%	0.00%	(9.70%)
2010	13.60	2,855,173	38,834,565	0.00%	0.00%	10.35%
2009	12.33	2,819,667	34,755,997	0.00%	0.00%	50.43%
2008	8.19	3,634,894	29,783,940	0.00%	0.05%	(50.14%)

Growth LT
2012	$50.35	3,214,140	$161,823,725	0.00%	0.89%	18.24%
2011	42.58	3,552,818	151,285,674	0.00%	1.01%	(6.06%)
2010	45.33	4,365,102	197,865,242	0.00%	1.09%	11.24%
2009	40.75	4,914,745	200,271,001	0.00%	1.07%	37.28%
2008	29.68	5,471,535	162,407,213	0.00%	0.49%	(40.95%)

Large-Cap Growth
2012	$8.64	4,118,212	$35,574,260	0.00%	0.00%	18.23%
2011	7.31	4,604,383	33,640,559	0.00%	0.00%	1.07%
2010	7.23	7,661,406	55,384,511	0.00%	0.00%	14.53%
2009	6.31	8,196,379	51,736,439	0.00%	0.06%	40.50%
2008	4.49	7,385,240	33,179,269	0.00%	0.00%	(50.47%)

Large-Cap Value
2012	$18.53	4,954,900	$91,817,015	0.00%	1.99%	16.40%
2011	15.92	5,123,670	81,564,536	0.00%	6.20%	4.72%
2010	15.20	8,424,306	128,066,111	0.00%	1.54%	9.08%
2009	13.94	8,956,147	124,817,482	0.00%	2.11%	23.13%
2008	11.32	8,744,818	98,977,865	0.00%	1.76%	(34.80%)

Long/Short Large-Cap
2012	$10.87	499,829	$5,432,352	0.00%	0.83%	18.09%
2011	9.20	526,709	4,847,659	0.00%	3.49%	(2.60%)
2010	9.45	3,041,545	28,741,857	0.00%	0.86%	12.22%
2009	8.42	2,826,468	23,800,021	0.00%	0.92%	27.56%
05/02/2008 - 12/31/2008	6.60	1,785,967	11,789,340	0.00%	0.97%	(35.04%)

Main Street Core
2012	$59.68	2,550,844	$152,244,951	0.00%	1.02%	17.02%
2011	51.00	2,755,477	140,539,752	0.00%	1.17%	0.48%
2010	50.76	3,359,667	170,543,917	0.00%	1.09%	16.14%
2009	43.71	2,500,133	109,273,337	0.00%	1.51%	29.36%
2008	33.79	2,911,427	98,370,807	0.00%	1.39%	(38.87%)

Mid-Cap Equity
2012	$26.46	3,376,840	$89,338,004	0.00%	0.67%	7.35%
2011	24.64	3,795,678	93,544,347	0.00%	0.78%	(5.40%)
2010	26.05	5,141,209	133,930,971	0.00%	0.95%	23.49%
2009	21.09	6,018,439	126,956,917	0.00%	1.12%	39.65%
2008	15.11	7,822,686	118,162,029	0.00%	1.58%	(39.00%)

Mid-Cap Growth
2012	$11.42	3,478,942	$39,722,714	0.00%	0.44%	7.49%
2011	10.62	3,682,241	39,112,915	0.00%	0.00%	(7.81%)
2010	11.52	5,306,875	61,143,719	0.00%	0.19%	33.32%
2009	8.64	6,166,014	53,288,925	0.00%	0.35%	59.33%
2008	5.42	5,938,701	32,212,994	0.00%	0.12%	(48.36%)

Mid-Cap Value
2012	$19.08	231,137	$4,409,364	0.00%	0.90%	14.49%
2011	16.66	346,695	5,776,954	0.00%	8.46%	(5.69%)
2010	17.67	1,286,973	22,737,491	0.00%	1.10%	21.20%
02/13/2009 - 12/31/2009	14.58	1,208,072	17,610,386	0.00%	1.03%	42.90%

Small-Cap Equity
2012	$18.81	600,240	$11,291,750	0.00%	1.85%	15.93%
2011	16.23	602,541	9,777,685	0.00%	3.48%	(3.38%)
2010	16.79	1,664,356	27,952,549	0.00%	0.74%	20.11%
2009	13.98	1,373,316	19,202,935	0.00%	0.79%	30.22%
2008	10.74	1,349,982	14,496,396	0.00%	0.62%	(26.11%)

Small-Cap Growth
2012	$16.80	1,759,712	$29,560,556	0.00%	0.08%	12.87%
2011	14.88	1,968,016	29,290,776	0.00%	0.00%	(3.10%)
2010	15.36	2,735,185	42,009,117	0.00%	0.00%	26.01%
2009	12.19	3,188,386	38,860,823	0.00%	0.00%	47.44%
2008	8.27	3,474,237	28,720,306	0.00%	0.00%	(47.11%)

Small-Cap Index
2012	$22.03	7,695,813	$169,527,754	0.00%	1.06%	16.13%
2011	18.97	8,623,110	163,567,011	0.00%	0.59%	(4.51%)
2010	19.86	9,810,313	194,874,422	0.00%	0.84%	26.42%
2009	15.71	11,242,905	176,659,959	0.00%	1.19%	28.19%
2008	12.26	12,603,955	154,492,786	0.00%	2.04%	(35.03%)

Small-Cap Value
2012	$28.82	1,855,449	$53,476,889	0.00%	1.99%	11.09%
2011	25.94	1,985,392	51,508,539	0.00%	2.22%	2.31%
2010	25.36	2,364,561	59,962,794	0.00%	2.04%	25.34%
2009	20.23	2,953,532	59,758,067	0.00%	2.59%	27.18%
2008	15.91	3,018,819	48,025,798	0.00%	2.59%	(28.23%)

See Notes to Financial Statements	See explanation of references on SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Health Sciences
2012	$24.23	1,314,478	$31,845,428	0.00%	0.00%	25.68%
2011	19.28	1,130,211	21,786,571	0.00%	0.00%	11.94%
2010	17.22	1,160,667	19,987,434	0.00%	0.00%	23.34%
2009	13.96	1,430,534	19,972,732	0.00%	0.12%	27.23%
2008	10.97	1,580,888	17,348,617	0.00%	1.27%	(28.16%)

Real Estate
2012	$46.92	1,931,342	$90,620,090	0.00%	1.17%	16.21%
2011	40.38	2,033,634	82,110,583	0.00%	0.00%	6.12%
2010	38.05	1,959,415	74,548,737	0.00%	1.37%	30.54%
2009	29.15	2,226,122	64,880,761	0.00%	2.08%	32.27%
2008	22.03	2,452,417	54,036,431	0.00%	3.75%	(39.99%)

Technology
2012	$7.37	1,757,251	$12,956,742	0.00%	0.00%	7.14%
2011	6.88	1,859,232	12,795,482	0.00%	0.00%	(4.90%)
2010	7.24	2,239,991	16,210,246	0.00%	0.00%	21.50%
2009	5.96	2,404,956	14,323,957	0.00%	0.00%	52.57%
2008	3.90	2,581,728	10,078,433	0.00%	0.10%	(51.64%)

Emerging Markets
2012	$40.17	3,393,433	$136,308,739	0.00%	0.77%	21.52%
2011	33.05	3,464,655	114,520,122	0.00%	1.95%	(17.97%)
2010	40.29	4,494,799	181,108,915	0.00%	1.14%	27.02%
2009	31.72	4,503,441	142,859,778	0.00%	0.95%	84.79%
2008	17.17	4,798,685	82,375,964	0.00%	1.48%	(47.68%)

International Large-Cap
2012	$13.43	10,661,235	$143,146,703	0.00%	1.53%	22.53%
2011	10.96	11,139,700	122,066,228	0.00%	6.20%	(10.12%)
2010	12.19	11,444,631	139,522,721	0.00%	1.10%	10.38%
2009	11.05	13,371,427	147,687,972	0.00%	1.63%	33.61%
2008	8.27	14,676,980	121,327,391	0.00%	2.16%	(35.35%)

International Small-Cap
2012	$9.60	884,782	$8,493,563	0.00%	2.85%	19.44%
2011	8.04	887,630	7,134,091	0.00%	13.78%	(12.27%)
2010	9.16	2,508,860	22,983,265	0.00%	2.56%	24.86%
2009	7.34	3,017,020	22,136,232	0.00%	1.53%	30.28%
2008	5.63	2,683,144	15,110,867	0.00%	2.30%	(47.84%)

International Value
2012	$24.47	5,086,165	$124,479,601	0.00%	3.58%	17.82%
2011	20.77	5,009,545	104,062,397	0.00%	8.76%	(12.90%)
2010	23.85	6,077,155	144,944,635	0.00%	2.66%	2.59%
2009	23.25	7,068,121	164,331,210	0.00%	2.21%	28.00%
2008	18.16	8,230,656	149,496,258	0.00%	2.77%	(47.78%)

American Funds Asset Allocation
2012	$16.99	428,775	$7,282,857	0.00%	1.92%	15.71%
2011	14.68	380,895	5,590,992	0.00%	3.60%	0.93%
2010	14.54	280,119	4,074,039	0.00%	0.00%	12.04%
02/26/2009 - 12/31/2009	12.98	192,292	2,496,210	0.00%	4.73%	36.71%

Pacific Dynamix — Conservative Growth
2012	$14.19	184,070	$2,611,762	0.00%	1.54%	9.42%
2011	12.97	138,858	1,800,630	0.00%	3.26%	2.92%
2010	12.60	124,819	1,572,701	0.00%	2.01%	10.28%
07/06/2009 - 12/31/2009	11.43	44,364	506,868	0.00%	5.68%	12.29%

Pacific Dynamix — Moderate Growth
2012	$15.03	493,678	$7,419,437	0.00%	1.77%	11.74%
2011	13.45	429,098	5,771,250	0.00%	3.19%	0.48%
2010	13.39	246,917	3,305,173	0.00%	2.56%	11.92%
05/22/2009 - 12/31/2009	11.96	68,810	822,948	0.00%	4.19%	17.75%

Pacific Dynamix — Growth
2012	$15.80	657,942	$10,396,989	0.00%	1.54%	13.76%
2011	13.89	521,999	7,251,022	0.00%	1.94%	(1.85%)
2010	14.15	305,265	4,320,166	0.00%	1.74%	13.82%
05/26/2009 - 12/31/2009	12.43	121,148	1,506,341	0.00%	1.88%	19.49%

Portfolio Optimization Conservative
2012	$10.95	2,661,202	$29,150,617	0.00%	2.88%	10.11%
05/02/2011 - 12/31/2011	9.95	2,216,948	22,053,729	0.00%	1.74%	(0.52%)

Portfolio Optimization Moderate-Conservative
2012	$10.80	4,730,718	$51,103,408	0.00%	2.19%	11.65%
05/10/2011 - 12/31/2011	9.67	5,122,447	49,559,167	0.00%	1.54%	(3.07%)

Portfolio Optimization Moderate
2012	$10.62	19,525,979	$207,291,815	0.00%	2.08%	12.94%
05/02/2011 - 12/31/2011	9.40	19,851,605	186,595,701	0.00%	1.35%	(6.00%)

Portfolio Optimization Growth
2012	$10.42	25,004,442	$260,595,899	0.00%	1.73%	14.02%
05/02/2011 - 12/31/2011	9.14	26,380,395	241,128,467	0.00%	1.03%	(8.60%)

Portfolio Optimization Aggressive-Growth
2012	$10.21	9,940,240	$101,450,510	0.00%	1.41%	15.17%
05/06/2011 - 12/31/2011	8.86	10,558,362	93,565,955	0.00%	0.88%	(9.63%)

See Notes to Financial Statements	See explanation of references on SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

I
2012	$31.00	1,897,358	$58,821,199	0.00%	1.96%	20.68%
2011	25.69	2,155,165	55,363,898	0.00%	3.09%	(13.56%)
2010	29.72	2,255,782	67,038,953	0.00%	3.29%	4.61%
2009	28.41	2,314,197	65,746,083	0.00%	2.42%	25.28%
2008	22.68	2,613,074	59,256,956	0.00%	3.12%	(39.84%)

II
2012	$28.40	1,193,322	$33,895,638	0.00%	0.05%	19.31%
2011	23.81	1,228,910	29,255,807	0.00%	0.00%	(0.80%)
2010	24.00	1,256,305	30,149,494	0.00%	0.37%	23.06%
2009	19.50	1,351,335	26,352,166	0.00%	0.64%	37.40%
2008	14.19	1,546,955	21,954,840	0.00%	0.02%	(48.97%)

III
2012	$45.42	901,450	$40,942,152	0.00%	0.31%	17.43%
2011	38.68	963,059	37,247,078	0.00%	0.00%	(7.22%)
2010	41.69	997,020	41,562,417	0.00%	0.21%	27.00%
2009	32.82	1,157,067	37,978,468	0.00%	0.04%	48.61%
2008	22.09	1,347,597	29,764,785	0.00%	0.00%	(42.03%)

V
2012	$17.00	967,817	$16,449,256	0.00%	0.84%	17.29%
2011	14.49	1,276,782	18,501,761	0.00%	0.37%	(4.11%)
2010	15.11	1,422,833	21,502,371	0.00%	0.75%	9.27%
2009	13.83	1,670,010	23,095,826	0.00%	0.83%	24.58%
2008	11.10	1,829,893	20,313,595	0.00%	0.05%	(34.48%)

Invesco V.I. International Growth Series II (6)
05/31/2012 - 12/31/2012	$10.47	180,770	$1,893,254	0.00%	2.17%	16.42%

American Century VP Mid Cap Value Class II (6)
06/04/2012 - 12/31/2012	$10.62	298,794	$3,174,188	0.00%	2.14%	15.42%

BlackRock Basic Value V.I. Class III
2012	$12.98	946,820	$12,290,939	0.00%	1.50%	13.81%
2011	11.41	1,084,978	12,375,370	0.00%	1.73%	(2.78%)
2010	11.73	897,535	10,530,254	0.00%	1.39%	12.51%
2009	10.43	854,477	8,910,161	0.00%	2.13%	30.87%
2008	7.97	678,596	5,407,138	0.00%	2.78%	(36.91%)

BlackRock Global Allocation V.I. Class III
2012	$16.78	2,914,495	$48,897,804	0.00%	1.47%	9.97%
2011	15.26	2,923,677	44,606,094	0.00%	2.24%	(3.64%)
2010	15.83	3,105,465	49,169,377	0.00%	1.26%	9.76%
2009	14.43	2,669,828	38,512,820	0.00%	2.18%	20.92%
2008	11.93	1,864,286	22,240,628	0.00%	2.73%	(19.67%)

Fidelity VIP Contrafund Service Class 2
2012	$15.40	2,954,145	$45,491,726	0.00%	1.00%	16.14%
2011	13.26	3,597,347	47,697,923	0.00%	0.80%	(2.78%)
2010	13.64	3,552,968	48,458,548	0.00%	1.03%	16.93%
2009	11.66	4,031,894	47,030,291	0.00%	1.20%	35.47%
2008	8.61	4,143,220	35,675,424	0.00%	0.82%	(42.69%)

Fidelity VIP Freedom Income Service Class 2
2012	$11.86	97,447	$1,155,731	0.00%	1.27%	6.26%
2011	11.16	86,488	965,340	0.00%	1.64%	1.39%
2010	11.01	72,439	797,455	0.00%	1.69%	7.25%
2009	10.26	69,529	713,654	0.00%	4.15%	14.64%
2008	8.95	39,492	353,588	0.00%	14.21%	(10.70%)

Fidelity VIP Freedom 2010 Service Class 2
2012	$11.49	73,561	$845,473	0.00%	0.79%	11.58%
2011	10.30	177,565	1,828,992	0.00%	1.74%	(0.43%)
2010	10.34	185,488	1,918,804	0.00%	3.16%	12.55%
2009	9.19	91,200	838,268	0.00%	5.16%	23.95%
2008	7.42	53,161	394,202	0.00%	0.70%	(25.17%)

Fidelity VIP Freedom 2015 Service Class 2
2012	$11.27	218,849	$2,467,460	0.00%	1.48%	11.90%
2011	10.08	285,336	2,874,878	0.00%	1.88%	(0.52%)
2010	10.13	249,617	2,528,048	0.00%	2.83%	12.79%
2009	8.98	156,467	1,405,006	0.00%	4.00%	25.02%
2008	7.18	100,154	719,351	0.00%	4.61%	(27.30%)

Fidelity VIP Freedom 2020 Service Class 2
2012	$10.84	646,692	$7,007,998	0.00%	2.69%	13.07%
2011	9.58	389,420	3,732,203	0.00%	2.24%	(1.24%)
2010	9.70	267,890	2,599,739	0.00%	2.66%	14.33%
2009	8.49	157,385	1,335,925	0.00%	3.60%	28.55%
2008	6.60	115,177	760,537	0.00%	4.50%	(32.80%)

Fidelity VIP Freedom 2025 Service Class 2
2012	$10.82	444,275	$4,806,081	0.00%	1.51%	14.80%
2011	9.42	457,025	4,306,731	0.00%	1.86%	(2.35%)
2010	9.65	434,697	4,194,767	0.00%	2.71%	15.47%
2009	8.36	287,505	2,402,696	0.00%	3.46%	29.79%
2008	6.44	259,035	1,667,848	0.00%	2.48%	(34.36%)

See Notes to Financial Statements	See explanation of references on SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Fidelity VIP Freedom 2030 Service Class 2
2012	$10.26	627,596	$6,442,203	0.00%	3.34%	15.18%
2011	8.91	279,847	2,493,981	0.00%	2.09%	(2.83%)
2010	9.17	215,248	1,974,122	0.00%	1.54%	15.89%
2009	7.91	334,513	2,647,306	0.00%	3.66%	31.18%
2008	6.03	106,664	643,494	0.00%	2.93%	(38.17%)

Fidelity VIP Freedom 2035 Service Class 2 (6)
08/01/2012 - 12/31/2012	$10.43	8,076	$84,224	0.00%	9.22%	6.93%

Fidelity VIP Freedom 2045 Service Class 2 (6)
06/04/2012 - 12/31/2012	$10.43	14,031	$146,411	0.00%	7.08%	15.11%

Fidelity VIP Growth Service Class 2
2012	$13.74	317,950	$4,368,280	0.00%	0.32%	14.40%
2011	12.01	388,503	4,665,652	0.00%	0.15%	(0.03%)
2010	12.01	264,000	3,171,496	0.00%	0.03%	23.86%
2009	9.70	589,043	5,713,107	0.00%	0.21%	27.97%
2008	7.58	543,659	4,120,601	0.00%	0.69%	(47.31%)

Fidelity VIP Mid Cap Service Class 2
2012	$16.67	1,860,258	$31,002,299	0.00%	0.38%	14.56%
2011	14.55	2,063,275	30,014,806	0.00%	0.02%	(10.85%)
2010	16.32	2,138,123	34,889,900	0.00%	0.12%	28.57%
2009	12.69	2,244,999	28,493,223	0.00%	0.47%	39.75%
2008	9.08	2,118,100	19,236,052	0.00%	0.24%	(39.61%)

Fidelity VIP Value Strategies Service Class 2
2012	$14.41	282,221	$4,068,095	0.00%	0.42%	27.06%
2011	11.34	249,715	2,832,847	0.00%	0.58%	(9.04%)
2010	12.47	325,984	4,065,449	0.00%	0.32%	26.34%
2009	9.87	237,955	2,348,967	0.00%	0.34%	57.15%
2008	6.28	218,478	1,372,358	0.00%	0.50%	(51.28%)

Templeton Foreign Securities Class 2 (6)
05/18/2012 - 12/31/2012	$10.98	104,131	$1,142,908	0.00%	1.32%	22.12%

Templeton Global Bond Securities Class 2
2012	$11.98	3,744,411	$44,844,075	0.00%	6.48%	15.07%
2011	10.41	2,816,935	29,319,151	0.00%	5.51%	(0.87%)
05/03/2010 - 12/31/2010	10.50	1,364,811	14,329,977	0.00%	0.17%	5.00%

GE Investments Total Return Class 3
2012	$11.52	79,438	$915,384	0.00%	1.63%	12.25%
2011	10.27	43,491	446,459	0.00%	2.36%	(3.10%)
05/19/2010 - 12/31/2010	10.59	13,250	140,367	0.00%	4.60%	12.25%

Janus Apsen Series Overseas Service Class
2012	$9.80	3,049,827	$29,892,179	0.00%	0.58%	13.18%
2011	8.66	3,949,389	34,200,839	0.00%	0.38%	(32.34%)
2010	12.80	4,273,891	54,699,088	0.00%	0.55%	25.02%
2009	10.24	3,539,855	36,238,993	0.00%	0.44%	79.07%
2008	5.72	3,223,717	18,429,844	0.00%	1.22%	(52.23%)

Janus Aspen Series Enterprise Service Class
2012	$12.97	340,650	$4,419,001	0.00%	0.00%	16.99%
2011	11.09	290,035	3,216,086	0.00%	0.00%	(1.65%)
2010	11.27	342,830	3,865,363	0.00%	0.00%	25.52%
2009	8.98	431,880	3,879,426	0.00%	0.00%	44.44%
2008	6.22	443,354	2,757,111	0.00%	0.10%	(43.86%)

Lazard Retirement U.S. Strategic Equity Service Class
2012	$10.17	90,964	$924,787	0.00%	1.33%	14.01%
2011	8.92	78,958	704,086	0.00%	1.07%	1.96%
2010	8.75	60,077	525,439	0.00%	0.74%	12.85%
2009	7.75	54,644	423,520	0.00%	1.12%	26.84%
2008	6.11	14,300	87,381	0.00%	1.35%	(35.28%)

Legg Mason ClearBridge Variable Aggressive Growth — Class II
2012	$11.69	168,548	$1,971,072	0.00%	0.18%	18.46%
2011	9.87	147,141	1,452,621	0.00%	0.00%	2.16%
2010	9.66	79,313	766,440	0.00%	0.00%	24.71%
2009	7.75	84,216	652,564	0.00%	0.00%	34.19%
2008	5.77	52,538	303,371	0.00%	0.00%	(40.58%)

Legg Mason ClearBridge Variable Mid Cap Core — Class II
2012	$11.80	732,285	$8,639,373	0.00%	0.68%	17.61%
2011	10.03	580,239	5,820,615	0.00%	0.00%	(4.14%)
2010	10.46	770,236	8,060,379	0.00%	0.00%	22.06%
2009	8.57	848,497	7,274,665	0.00%	0.11%	35.81%
2008	6.31	973,799	6,147,689	0.00%	0.00%	(35.43%)

Lord Abbett Developing Growth Class VC (6)
05/22/2012 - 12/31/2012	$9.94	4,228	$42,015	0.00%	0.00%	7.38%

Lord Abbett Fundamental Equity Class VC
2012	$11.26	1,205,939	$13,581,125	0.00%	0.49%	10.58%
2011	10.18	1,451,784	14,785,262	0.00%	0.64%	(4.49%)
05/12/2010 - 12/31/2010	10.66	196,426	2,094,468	0.00%	1.03%	9.39%

See Notes to Financial Statements	See explanation of references on SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

MFS New Discovery Series Service Class
2012	$13.81	458,942	$6,337,595	0.00%	0.00%	20.90%
2011	11.42	433,543	4,951,987	0.00%	0.00%	(10.49%)
2010	12.76	582,663	7,435,506	0.00%	0.00%	35.94%
2009	9.39	326,023	3,060,543	0.00%	0.00%	62.92%
2008	5.76	91,789	528,886	0.00%	0.00%	(39.52%)

MFS Utilities Series Service Class
2012	$12.59	1,231,073	$15,505,053	0.00%	6.48%	13.21%
2011	11.12	1,587,426	17,659,927	0.00%	3.05%	6.51%
2010	10.45	1,569,241	16,391,189	0.00%	2.85%	13.51%
2009	9.20	342,118	3,148,223	0.00%	4.53%	32.87%
2008	6.93	389,058	2,694,522	0.00%	0.94%	(37.81%)

PIMCO Global Multi-Asset — Advisor Class
2012	$9.95	1,121,879	$11,164,519	0.00%	3.22%	8.77%
05/05/2011 - 12/31/2011	9.15	1,431,608	13,097,645	0.00%	1.65%	(6.30%)

Royce Micro-Cap Service Class
2012	$10.92	144,118	$1,574,328	0.00%	0.00%	7.45%
2011	10.17	130,318	1,324,826	0.00%	2.50%	(12.26%)
05/13/2010 - 12/31/2010	11.59	80,595	933,782	0.00%	See Note (7)	18.65%

T. Rowe Price Blue Chip Growth — II
2012	$14.88	2,321,252	$34,532,015	0.00%	0.00%	17.91%
2011	12.62	1,231,464	15,537,774	0.00%	0.00%	1.36%
2010	12.45	799,091	9,946,992	0.00%	0.00%	16.00%
2009	10.73	664,636	7,132,164	0.00%	0.00%	41.79%
2008	7.57	431,068	3,262,380	0.00%	0.11%	(42.65%)

T. Rowe Price Equity Income — II
2012	$13.37	3,286,271	$43,941,614	0.00%	1.89%	16.92%
2011	11.44	3,755,291	42,945,516	0.00%	1.55%	(1.02%)
2010	11.55	3,772,800	43,590,084	0.00%	1.75%	14.74%
2009	10.07	2,818,542	28,381,018	0.00%	1.76%	25.25%
2008	8.04	2,297,997	18,474,390	0.00%	2.22%	(36.26%)

Van Eck VIP Global Hard Assets Initial Class
2012	$24.59	2,521,100	$61,998,655	0.00%	0.61%	3.39%
2011	23.79	2,705,878	64,362,975	0.00%	1.19%	(16.45%)
2010	28.47	2,798,427	79,670,244	0.00%	0.40%	29.23%
2009	22.03	3,070,450	67,640,171	0.00%	0.26%	57.54%
2008	13.98	3,010,188	42,093,765	0.00%	0.26%	(46.12%)

(1)	The significant decrease in units outstanding and net assets during the year ended December 31, 2011 on most of the variable accounts that invested in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those variable accounts to the five Portfolio Optimization Variable Accounts (Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1 in Notes to Financial Statements).

(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(3)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized. The investment income ratios for the year ended December 31, 2011 of certain variable accounts may be higher than prior years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios in Pacific Select Fund in which the variable accounts invested. Such distributions had no impact on the total returns of the variable accounts or the underlying portfolios in which the variable accounts invested.

(4)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk (“M&E”) fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)	Investment income ratio represents less than 0.005%.

(6)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).

(7)	Subsequent to commencement of operations on May 13, 2010, the Royce Micro-Cap Service Class Variable Account received its annual distribution. The annualized investment income ratio was 7.00%. Prior to annualization, the ratio was 4.45%.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2012 is comprised of eighty subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (See Note 3), M Fund, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”). All eighty Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) the following seven new Variable Accounts, all of which commenced operations during 2012:

Commenced
Variable Accounts	Operations on
Emerging Markets Debt	May 2, 2012
Invesco V.I. International Growth Series II	May 31, 2012
American Century VP Mid Cap Value Class II	June 4, 2012
Fidelity VIP Freedom 2035 Service Class 2	August 1, 2012
Fidelity VIP Freedom 2045 Service Class 2	June 4, 2012
Templeton Foreign Securities Class 2	May 18, 2012
Lord Abbett Developing Growth Class VC	May 22, 2012
     Shortly after the commencement of operations of the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts (the “Portfolio Optimization Variable Accounts”) during 2011, significant transfers of units occurred from many of the non-Portfolio Optimization Variable Accounts into the Portfolio Optimization Variable Accounts. These transfers of units are included in “Transfers between variable and fixed accounts, net” in the Statements of Changes in Net Assets.
     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life Insurance Company (“Pacific Life”). The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Accounts for their share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.
     In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.
     The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2012, PLFA received net advisory fees from PSF at effective annual rates ranging from 0.00% to 0.99% which are based on an annual percentage of average daily net assets of each Portfolio of PSF, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2012, were as follows:

Variable Accounts	Purchases	Sales
Cash Management	$101,852,840	$134,679,571
Diversified Bond	8,821,823	5,101,221
Floating Rate Loan	5,429,919	1,316,966
High Yield Bond	30,605,418	24,365,106
Inflation Managed	42,427,787	23,614,135
Inflation Protected	974,681	1,031,604
Managed Bond	43,175,146	33,359,036
Short Duration Bond	11,275,437	11,601,803
Emerging Markets Debt (1)	1,256,213	128,010
American Funds Growth	2,753,347	7,957,331
American Funds Growth-Income	3,806,859	4,509,782
Comstock	4,496,017	3,406,472
Dividend Growth	12,519,170	4,435,353
Equity Index	35,348,845	47,336,783
Focused 30	6,129,459	12,386,001
Growth LT	61,640,259	21,276,464
Large-Cap Growth	11,140,498	8,955,201
Large-Cap Value	11,435,808	10,511,718
Long/Short Large-Cap	1,973,309	1,554,036
Main Street Core	13,538,588	17,121,640
Mid-Cap Equity	23,110,830	13,949,086
Mid-Cap Growth	14,624,012	7,677,903
Mid-Cap Value	2,963,342	4,564,214
Small-Cap Equity	4,872,297	4,202,469
Small-Cap Growth	7,500,148	6,494,055
Small-Cap Index	9,722,143	24,247,138
Small-Cap Value	12,581,054	9,298,565
Health Sciences	10,258,733	4,723,200
Real Estate	11,201,727	10,585,817
Technology	6,234,765	5,479,271
Emerging Markets	23,517,308	11,783,729
International Large-Cap	12,127,979	16,263,993
International Small-Cap	2,073,653	1,880,094
International Value	16,704,987	10,970,424
American Funds Asset Allocation	2,523,384	1,523,105
Pacific Dynamix — Conservative Growth	1,208,625	461,376
Pacific Dynamix — Moderate Growth	2,858,420	1,677,297
Pacific Dynamix — Growth	3,261,321	765,940
Portfolio Optimization Conservative	8,913,448	3,380,554
Portfolio Optimization Moderate-Conservative	7,221,521	10,205,172
Portfolio Optimization Moderate	17,758,551	16,947,032
Portfolio Optimization Growth	16,269,586	25,531,838
Portfolio Optimization Aggressive-Growth	9,285,991	13,887,456
I	4,467,432	10,810,489
II	4,846,450	5,825,650
III	5,422,845	5,394,858
V	1,835,809	6,646,462
Invesco V.I. International Growth Series II (1)	1,874,463	71,911
American Century VP Mid Cap Value Class II (1)	3,490,498	439,395
BlackRock Basic Value V.I. Class III	1,330,596	2,865,564
BlackRock Global Allocation V.I. Class III	10,348,596	9,472,935
Fidelity VIP Contrafund Service Class 2	4,844,384	13,917,204
Fidelity VIP Freedom Income Service Class 2	703,664	551,440
Fidelity VIP Freedom 2010 Service Class 2	177,392	1,314,571
Fidelity VIP Freedom 2015 Service Class 2	408,991	1,054,756
Fidelity VIP Freedom 2020 Service Class 2	4,024,013	1,141,567

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales
Fidelity VIP Freedom 2025 Service Class 2	$1,590,381	$1,652,416
Fidelity VIP Freedom 2030 Service Class 2	3,901,084	237,328
Fidelity VIP Freedom 2035 Service Class 2(1)	85,574	1,522
Fidelity VIP Freedom 2045 Service Class 2(1)	152,713	8,115
Fidelity VIP Growth Service Class 2	765,662	1,697,824
Fidelity VIP Mid Cap Service Class 2	4,716,945	5,415,255
Fidelity VIP Value Strategies Service Class 2	2,014,777	1,565,367
Templeton Foreign Securities Class 2(1)	1,178,290	97,009
Templeton Global Bond Securities Class 2	18,651,400	5,830,372
GE Investments Total Return Class 3	784,802	365,625
Janus Aspen Series Overseas Service Class	9,069,169	13,041,673
Janus Aspen Series Enterprise Service Class	1,254,620	641,492
Lazard Retirement U.S. Strategic Equity Service Class	481,440	366,911
Legg Mason ClearBridge Variable Aggressive Growth — Class II	1,283,513	934,837
Legg Mason ClearBridge Variable Mid Cap Core — Class II	3,087,225	1,289,524
Lord Abbett Developing Growth Class VC (1)	68,361	23,355
Lord Abbett Fundamental Equity Class VC	2,061,498	4,527,125
MFS New Discovery Series Service Class	3,079,246	2,199,928
MFS Utilities Series Service Class	4,051,229	7,146,619
PIMCO Global Multi-Asset — Advisor Class	4,713,038	7,202,909
Royce Micro-Cap Service Class	1,160,871	936,751
T. Rowe Price Blue Chip Growth — II	20,880,927	5,595,370
T. Rowe Price Equity Income — II	9,464,878	14,780,499
Van Eck VIP Global Hard Assets Initial Class	10,733,616	9,530,394

(1)	Operations commenced during 2012 (See Note 1).
6. FAIR VALUE MEASUREMENTS
     The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2012, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the year or period ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease) (1)
Cash Management	10,617,694	(12,020,408)	(1,402,714)	12,924,796	(12,846,632)	78,164
Diversified Bond	735,209	(512,138)	223,071	997,105	(3,624,556)	(2,627,451)
Floating Rate Loan	618,221	(257,225)	360,996	603,461	(1,686,483)	(1,083,022)
High Yield Bond	634,695	(634,746)	(51)	774,024	(976,445)	(202,421)
Inflation Managed	600,298	(748,211)	(147,913)	825,470	(1,821,949)	(996,479)
Inflation Protected (2)	97,240	(102,839)	(5,599)	148,404	(29,742)	118,662
Managed Bond	1,501,362	(1,654,578)	(153,216)	1,362,429	(3,782,656)	(2,420,227)
Short Duration Bond	1,337,445	(1,395,481)	(58,036)	1,777,659	(2,708,372)	(930,713)
Emerging Markets Debt (3)	113,272	(9,354)	103,918
American Funds Growth	565,465	(930,512)	(365,047)	777,447	(2,005,376)	(1,227,929)
American Funds Growth-Income	557,761	(651,966)	(94,205)	708,240	(2,480,037)	(1,771,797)
Comstock	443,184	(515,557)	(72,373)	648,237	(3,544,738)	(2,896,501)
Dividend Growth	977,757	(532,434)	445,323	577,044	(1,753,731)	(1,176,687)
Equity Index	1,114,179	(1,490,112)	(375,933)	934,218	(1,968,721)	(1,034,503)
Focused 30	561,998	(1,219,730)	(657,732)	571,618	(1,160,865)	(589,247)
Growth LT	358,778	(697,456)	(338,678)	469,554	(1,281,838)	(812,284)
Large-Cap Growth	1,091,137	(1,577,308)	(486,171)	1,345,673	(4,402,696)	(3,057,023)
Large-Cap Value	990,364	(1,159,134)	(168,770)	1,070,029	(4,370,665)	(3,300,636)
Long/Short Large-Cap	158,970	(185,850)	(26,880)	471,090	(2,985,926)	(2,514,836)
Main Street Core	310,286	(514,919)	(204,633)	351,305	(955,495)	(604,190)
Mid-Cap Equity	463,224	(882,062)	(418,838)	649,355	(1,994,886)	(1,345,531)
Mid-Cap Growth	1,125,965	(1,329,264)	(203,299)	1,485,706	(3,110,340)	(1,624,634)
Mid-Cap Value	176,099	(291,657)	(115,558)	329,416	(1,269,694)	(940,278)
Small-Cap Equity	315,795	(318,096)	(2,301)	446,468	(1,508,283)	(1,061,815)
Small-Cap Growth	400,129	(608,433)	(208,304)	582,876	(1,350,045)	(767,169)
Small-Cap Index	918,177	(1,845,474)	(927,297)	993,406	(2,180,609)	(1,187,203)
Small-Cap Value	465,598	(595,541)	(129,943)	703,194	(1,082,363)	(379,169)
Health Sciences	625,796	(441,529)	184,267	480,593	(511,049)	(30,456)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)(1)
Real Estate	367,419	(469,711)	(102,292)	793,321	(719,102)	74,219
Technology	907,101	(1,009,082)	(101,981)	980,389	(1,361,148)	(380,759)
Emerging Markets	651,565	(722,787)	(71,222)	782,312	(1,812,456)	(1,030,144)
International Large-Cap	1,877,918	(2,356,383)	(478,465)	4,511,602	(4,816,533)	(304,931)
International Small-Cap	316,523	(319,371)	(2,848)	581,417	(2,202,647)	(1,621,230)
International Value	1,138,082	(1,061,462)	76,620	1,000,818	(2,068,428)	(1,067,610)
American Funds Asset Allocation	176,772	(128,892)	47,880	351,907	(251,131)	100,776
Pacific Dynamix — Conservative Growth	86,678	(41,466)	45,212	79,974	(65,935)	14,039
Pacific Dynamix — Moderate Growth	206,757	(142,177)	64,580	235,945	(53,764)	182,181
Pacific Dynamix — Growth	213,022	(77,079)	135,943	263,754	(47,020)	216,734
Portfolio Optimization Conservative (4)	921,258	(477,004)	444,254	2,424,181	(207,233)	2,216,948
Portfolio Optimization Moderate-Conservative (5)	881,735	(1,273,464)	(391,729)	5,591,188	(468,741)	5,122,447
Portfolio Optimization Moderate (4)	2,988,939	(3,314,565)	(325,626)	21,963,114	(2,111,509)	19,851,605
Portfolio Optimization Growth (4)	3,534,038	(4,909,991)	(1,375,953)	29,104,421	(2,724,026)	26,380,395
Portfolio Optimization Aggressive-Growth (6)	1,518,495	(2,136,617)	(618,122)	11,738,530	(1,180,168)	10,558,362
I	290,235	(548,042)	(257,807)	340,144	(440,761)	(100,617)
II	385,251	(420,839)	(35,588)	453,169	(480,564)	(27,395)
III	211,922	(273,531)	(61,609)	292,874	(326,835)	(33,961)
V	236,406	(545,371)	(308,965)	395,784	(541,835)	(146,051)
Invesco V.I. International Growth Series II (3)	189,792	(9,022)	180,770
American Century VP Mid Cap Value Class II (3)	341,064	(42,270)	298,794
BlackRock Basic Value V.I. Class III	570,099	(708,257)	(138,158)	391,577	(204,134)	187,443
BlackRock Global Allocation V.I. Class III	969,802	(978,984)	(9,182)	965,152	(1,146,940)	(181,788)
Fidelity VIP Contrafund Service Class 2	627,988	(1,271,190)	(643,202)	838,724	(794,345)	44,379
Fidelity VIP Freedom Income Service Class 2	62,040	(51,081)	10,959	27,233	(13,184)	14,049
Fidelity VIP Freedom 2010 Service Class 2	16,929	(120,933)	(104,004)	74,529	(82,452)	(7,923)
Fidelity VIP Freedom 2015 Service Class 2	34,949	(101,436)	(66,487)	115,296	(79,577)	35,719
Fidelity VIP Freedom 2020 Service Class 2	379,535	(122,263)	257,272	174,646	(53,116)	121,530
Fidelity VIP Freedom 2025 Service Class 2	168,621	(181,371)	(12,750)	72,898	(50,570)	22,328
Fidelity VIP Freedom 2030 Service Class 2	389,032	(41,283)	347,749	120,513	(55,914)	64,599
Fidelity VIP Freedom 2035 Service Class 2 (3)	8,276	(200)	8,076
Fidelity VIP Freedom 2045 Service Class 2 (3)	15,192	(1,161)	14,031
Fidelity VIP Growth Service Class 2	70,270	(140,823)	(70,553)	268,180	(143,677)	124,503
Fidelity VIP Mid Cap Service Class 2	291,106	(494,123)	(203,017)	512,688	(587,536)	(74,848)
Fidelity VIP Value Strategies Service Class 2	167,462	(134,956)	32,506	196,929	(273,198)	(76,269)
Templeton Foreign Securities Class 2 (3)	114,428	(10,297)	104,131
Templeton Global Bond Securities Class 2	1,825,954	(898,478)	927,476	2,071,680	(619,556)	1,452,124
GE Investments Total Return Class 3	73,999	(38,052)	35,947	42,991	(12,750)	30,241
Janus Aspen Series Overseas Service Class	965,969	(1,865,531)	(899,562)	1,481,379	(1,805,881)	(324,502)
Janus Aspen Series Enterprise Service Class	118,971	(68,356)	50,615	82,985	(135,780)	(52,795)
Lazard Retirement U.S. Strategic Equity Service Class	53,215	(41,209)	12,006	38,158	(19,277)	18,881
Legg Mason ClearBridge Variable Aggressive Growth-Class II	123,818	(102,411)	21,407	127,156	(59,328)	67,828
Legg Mason ClearBridge Variable Mid Cap Core-Class II	298,019	(145,973)	152,046	94,794	(284,791)	(189,997)
Lord Abbett Developing Growth Class VC (3)	6,699	(2,471)	4,228
Lord Abbett Fundamental Equity Class VC	254,918	(500,763)	(245,845)	1,358,504	(103,146)	1,255,358
MFS New Discovery Series Service Class	228,389	(202,990)	25,399	386,170	(535,290)	(149,120)
MFS Utilities Series Service Class	359,796	(716,149)	(356,353)	332,913	(314,728)	18,185
PIMCO Global Multi-Asset — Advisor Class (7)	528,844	(838,573)	(309,729)	1,510,673	(79,065)	1,431,608
Royce Micro-Cap Service Class	117,050	(103,250)	13,800	134,250	(84,527)	49,723
T. Rowe Price Blue Chip Growth-II	1,454,531	(364,743)	1,089,788	720,676	(288,303)	432,373
T. Rowe Price Equity Income-II	788,416	(1,257,436)	(469,020)	969,409	(986,918)	(17,509)
Van Eck VIP Global Hard Assets Initial Class	527,320	(712,098)	(184,778)	1,217,973	(1,310,522)	(92,549)

(1)	The significant decrease in units outstanding during the year ended December 31, 2011 on most of the Variable Accounts that invested in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those Variable Accounts to the five Portfolio Optimization Variable Accounts (Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1).

(2)	Operations commenced on May 3, 2011.

(3)	Operations commenced during 2012 (See Note 1).

(4)	Operations commenced on May 2, 2011.

(5)	Operations commenced on May 10, 2011.

(6)	Operations commenced on May 6, 2011.

(7)	Operations commenced on May 5, 2011.

PACIFIC LIFE INSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
as of December 31, 2012 and 2011 (As Adjusted) and
for the years ended December 31, 2012 and
December 31, 2011 and 2010 (As Adjusted)
and Independent Auditors’ Report

Deloitte & Touche LLP Suite 1200 695 Town Center Drive Costa Mesa, CA 92626-7188 USA

Tel: +1 714 436 7100 Fax: + 1 714 436 7200 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 2012 and the related notes to the consolidated financial statements.
Management’s Responsibility for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
As discussed in Note 1 to the consolidated financial statements, the accompanying 2011 and 2010 consolidated financial statements have been retrospectively adjusted for the Company’s adoption of guidance related to a change in accounting for the costs associated with acquiring or renewing insurance contracts. Our opinion is not modified with respect to this matter.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for deferred policy acquisition costs in 2011. Our opinion is not modified with respect to this matter.
March 8, 2013
Member of
Deloitte Touche Tomhatsu Limited

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
(In Millions)	2012	2011

ASSETS		(As Adjusted)
Investments:
Fixed maturity securities available for sale, at estimated fair value	$32,183	$28,853
Equity securities available for sale, at estimated fair value	152	301
Mortgage loans	7,729	7,599
Policy loans	6,998	6,812
Other investments (includes VIE assets of $441 and $351)	2,484	2,319

TOTAL INVESTMENTS	49,546	45,884
Cash and cash equivalents (includes VIE assets of $14 and $26)	2,256	2,829
Restricted cash (includes VIE assets of $198 and $200)	294	280
Deferred policy acquisition costs	4,329	4,264
Aircraft leasing portfolio, net (includes VIE assets of $1,559 and $1,838)	6,760	5,845
Other assets (includes VIE assets of $26 and $32)	3,305	3,069
Separate account assets	55,302	51,450

TOTAL ASSETS	$121,792	$113,621

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$34,983	$34,392
Future policy benefits	11,105	9,467
Debt (includes VIE debt of $865 and $1,150)	7,765	7,152
Other liabilities (includes VIE liabilities of $292 and $338)	3,069	2,633
Separate account liabilities	55,302	51,450

TOTAL LIABILITIES	112,224	105,094

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	982
Retained earnings	6,489	6,177
Accumulated other comprehensive income	1,648	1,004

Total Stockholder’s Equity	9,149	8,193
Noncontrolling interest	419	334

TOTAL EQUITY	9,568	8,527

TOTAL LIABILITIES AND EQUITY	$121,792	$113,621

The abbreviation VIE above means variable interest entity.
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
(In Millions)	2012	2011	2010

REVENUES		(As Adjusted)	(As Adjusted)
Policy fees and insurance premiums	$3,324	$3,081	$2,367
Net investment income	2,281	2,186	2,122
Net realized investment loss	(349)	(661)	(94)
OTTI, consisting of $116, $409 and $328 in total, net of $53, $256 and $215 recognized in OCI	(63)	(153)	(113)
Investment advisory fees	298	268	245
Aircraft leasing revenue	660	607	591
Other income	237	226	230

TOTAL REVENUES	6,388	5,554	5,348

BENEFITS AND EXPENSES
Policy benefits paid or provided	2,444	1,951	1,351
Interest credited to policyholder account balances	1,252	1,318	1,317
Commission expenses	648	122	836
Operating and other expenses	1,601	1,441	1,268

TOTAL BENEFITS AND EXPENSES	5,945	4,832	4,772

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	443	722	576
Provision (benefit) for income taxes	(67)	80	60

INCOME FROM CONTINUING OPERATIONS	510	642	516
Discontinued operations, net of taxes		(9)

Net income	510	633	516
Less: net income attributable to the noncontrolling interest from continuing operations	(68)	(71)	(50)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$442	$562	$466

The abbreviation OTTI above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
(In Millions)	2012	2011	2010

		(As Adjusted)	(As Adjusted)
NET INCOME	$510	$633	$516

Other comprehensive income, net of tax:
Unrealized gains on securities:
Unrealized holding gains arising during period	698	601	749
Reclassification adjustment for gains (loss) included in net income	(55)	54	(41)

Unrealized gains on securities	643	655	708

Holding gain (loss) on other securities		(8)	5

Other	2	(4)	(3)

Other comprehensive income	645	643	710

Comprehensive income	1,155	1,276	1,226

Less: comprehensive income attributable to the noncontrolling interest	(69)	(71)	(50)

COMPREHENSIVE INCOME ATTRIBUTABLE TO THE COMPANY	$1,086	$1,205	$1,176

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity

BALANCES, (As Adjusted) JANUARY 1, 2010	$30	$982	$5,445	($345)	($4)	$6,108	$231	$6,339
Comprehensive income:
Net income			466			466	50	516
Other comprehensive income				708	2	710		710

Total comprehensive income						1,176		1,226
Dividend to parent			(150)			(150)		(150)
Change in equity of noncontrolling interest							(30)	(30)

BALANCES, (As Adjusted) DECEMBER 31, 2010	30	982	5,761	363	(2)	7,134	251	7,385
Comprehensive income:
Net income			562			562	71	633
Other comprehensive income (loss)				655	(12)	643		643

Total comprehensive income						1,205		1,276
Dividend to parent			(125)			(125)		(125)
Non-cash dividend to parent			(21)			(21)		(21)
Change in equity of noncontrolling interest							12	12

BALANCES, (As Adjusted) DECEMBER 31, 2011	30	982	6,177	1,018	(14)	8,193	334	8,527
Comprehensive income:
Net income			442			442	68	510
Other comprehensive income				643	1	644	1	645

Total comprehensive income						1,086		1,155
Dividends to parent			(130)			(130)		(130)
Change in equity of noncontrolling interest							16	16

BALANCES, DECEMBER 31, 2012	$30	$982	$6,489	$1,661	($13)	$9,149	$419	$9,568

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2012	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES		(As Adjusted)	(As Adjusted)
Income from continuing operations	$510	$642	$516
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(119)	(116)	(136)
Depreciation and amortization	389	329	299
Deferred income taxes	(70)	75	53
Net realized investment loss	349	661	94
Other than temporary impairments	63	153	113
Net change in deferred policy acquisition costs	(199)	(663)	126
Interest credited to policyholder account balances	1,252	1,318	1,317
Net change in future policy benefits and other insurance liabilities	1,574	1,215	648
Other operating activities, net	(192)	(18)	(6)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,557	3,596	3,024
Net cash used in operating activities of discontinued operations	(2)	(7)

NET CASH PROVIDED BY OPERATING ACTIVITIES	3,555	3,589	3,024

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,018)	(4,808)	(6,503)
Sales	2,446	3,159	3,572
Maturities and repayments	2,076	2,256	2,138
Repayments of mortgage loans	644	1,172	746
Fundings of mortgage loans and real estate	(1,157)	(2,177)	(870)
Proceeds from sale of real estate	443	41	25
Net change in policy loans	(186)	(122)	(181)
Change in restricted cash	(14)	(66)	7
Purchases of derivative instruments		(79)	(116)
Terminations of derivative instruments, net	188	172	(51)
Proceeds from nonhedging derivative settlements	129	151	9
Payments for nonhedging derivative settlements	(688)	(505)	(569)
Net change in collateral received or pledged	(546)	516	6
Purchases of and advance payments on aircraft leasing portfolio	(1,388)	(1,397)	(754)
Acquisition of retrocession business		192
Acquisition of pension advisory business		(45)
Other investing activities, net	166	345	240

NET CASH USED IN INVESTING ACTIVITIES	(3,905)	(1,195)	(2,301)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2012	2011	2010

(Continued)		(As Adjusted)	(As Adjusted)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,453	$4,521	$4,272
Withdrawals	(6,224)	(6,599)	(5,162)
Net change in short-term debt	292		(105)
Issuance of long-term debt	1,130	1,124	1,815
Payments of long-term debt	(761)	(768)	(1,012)
Dividend to parent	(130)	(125)	(150)
Other financing activities, net	17	12	(30)

NET CASH USED IN FINANCING ACTIVITIES	(223)	(1,835)	(372)

Net change in cash and cash equivalents	(573)	559	351
Cash and cash equivalents, beginning of year	2,829	2,270	1,919

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,256	$2,829	$2,270

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$154	($7)	$113
Interest paid	$291	$222	$175

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment losses (OTTI) of investments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes

•	Accounting for business combinations

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2011 and 2010 consolidated financial statements to conform to the 2012 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2012 through March 8, 2013, the date the consolidated financial statements were available to be issued. See Notes 13 and 21 for discussion of subsequent events.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, which modifies the Accounting Standards Codification’s (Codification) Fair Value Measurements and Disclosures Topic. The Company adopted this new guidance as of December 31, 2012 and applied it prospectively. This guidance only impacted financial statement disclosures and had no impact on the Company’s consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements, however, in December 2011, the FASB deferred a portion of the presentation requirements by issuing ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. ASU 2011-05 requires a company to present each component of net income along with total net income, each component of other comprehensive income (OCI) along with a total for OCI, and a total amount for comprehensive income. The Company adopted ASU 2011-05 as of December 31, 2012 after considering the deferral in ASU 2011-12 and included the new consolidated statements of comprehensive income immediately following the consolidated statements of operations. Retrospective adoption of this amendment did not have an impact on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2012, the Company adopted ASU 2011-08 to the Codification’s Intangibles - Goodwill and Other Topic, which provides new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows a company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if the company determines, based on qualitative assessment, that it is more likely than not that a reporting unit’s fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The adoption had no impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20 to the Codification’s Receivables Topic for “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”, which requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. New disclosures are intended to provide additional information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. The Company adopted this new guidance as of December 31, 2012 and applied it retrospectively. This guidance only impacted its financial statement disclosures and had no impact on the Company’s consolidated financial statements.

RETROSPECTIVE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In October 2010, the FASB issued ASU 2010-26 to the Codification’s Financial Services — Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts.

The Company adopted ASU 2010-26 on January 1, 2012. Financial information presented in the accompanying consolidated financial statements has been adjusted to reflect the retrospective adoption of this guidance. As a result of this accounting change, total equity as of January 1, 2011 and 2010 decreased by $545 million and $578 million, after tax, respectively, due to the reduction of the Company’s DAC asset for deferred costs that did not meet the provisions of the revised standard. The impact of the retrospective adoption on December 31, 2011 balances prior to adoption was a reduction in the DAC asset of $999 million and a reduction in total equity of $649 million, after tax. The impact of the retrospective adoption on net income amounts for the years ended December 31, 2011 and 2010 prior to adoption were decreases of $121 million and $6 million, respectively.

The following tables present the effects of the retrospective adoption of ASU 2010-26 to the Company’s consolidated financial statements prior to adoption, as applicable:

	Consolidated Statement of Financial Condition
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
December 31, 2011:	(In Millions)
Assets:
DAC	$5,263	($999)	$4,264

Liabilities:
Other liabilities (Net deferred tax liability)	2,983	(350)	2,633

Equity:
Retained earnings	6,896	(719)	6,177
Accumulated other comprehensive income	934	70	1,004
Total Stockholder’s Equity	8,842	(649)	8,193
Total Equity	9,176	(649)	8,527

	Consolidated Statements of Operations
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:	(In Millions)
Expenses:
Commission expenses	$83	$39	$122
Operating and other expenses	1,293	148	1,441

Income from continuing operations before provision for income taxes	909	(187)	722
Provision for income taxes	146	(66)	80
Income from continuing operations	763	(121)	642
Net income	754	(121)	633
Net income attributable to the Company	683	(121)	562

For the year ended December 31, 2010:
Expenses:
Commission expenses	$831	$5	$836
Operating and other expenses	1,264	4	1,268

Income from continuing operations before provision for income taxes	585	(9)	576
Provision for income taxes	63	(3)	60
Income from continuing operations	522	(6)	516
Net income	522	(6)	516
Net income attributable to the Company	472	(6)	466

	Consolidated Statements of Equity
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
Balances, January 1, 2011:	(In Millions)
Retained earnings	$6,359	($598)	$5,761
Accumulated other comprehensive income	308	53	361
Total Stockholder’s Equity	7,679	(545)	7,134
Total Equity	7,930	(545)	7,385

Balances, January 1, 2010:
Retained earnings	$6,037	($592)	$5,445
Accumulated other comprehensive income (loss)	(363)	14	(349)
Total Stockholder’s Equity	6,686	(578)	6,108
Total Equity	6,917	(578)	6,339

	Consolidated Statements of Equity
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:	(In Millions)
Net income attributable to the Company	$683	($121)	$562
Other comprehensive income	626	17	643
Total comprehensive income	1,309	(104)	1,205

For the year ended December 31, 2010:
Net income attributable to the Company	$472	($6)	$466
Other comprehensive income	671	39	710
Total comprehensive income	1,143	33	1,176

	Consolidated Statements of Cash Flows
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:	(In Millions)
Income from continuing operations	$763	($121)	$642
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Deferred income taxes	141	(66)	75
Net change in deferred policy acquisition costs	(850)	187	(663)
Net cash provided by operating activities	3,589	-	3,589

For the year ended December 31, 2010:
Income from continuing operations	$522	($6)	$516
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Deferred income taxes	56	(3)	53
Net change in deferred policy acquisition costs	116	10	126
Other operating activities, net	(5)	(1)	(6)
Net cash provided by operating activities	3,024	-	3,024

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTI. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnerships and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment fund companies that operate under the Investment Company Act of 1940 (40 Act Funds). Partnership and joint venture interests are recorded under the cost or equity method of accounting. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value at the date of acquisition, if lower than the related unpaid balance. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and will be written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. See discussion of the discontinuance of cash flow hedge accounting for insurance operations in Note 10. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income or interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services — Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

Effective October 1, 2011, the Company changed its DAC amortization method for periods when actual gross profits (AGPs) are negative. During reporting periods of negative AGPs, DAC amortization may be negative, which would result in an increase to the DAC balance. The specific facts and circumstances surrounding the potential negative amortization are evaluated to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at depreciated cost, which includes certain acquisition costs. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful lives of the aircraft. Major improvements to aircraft are capitalized when incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of the Company’s investment in an aircraft has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and decreased to $101 million as of December 31, 2012 from $87 million as of December 31, 2011 due to the finalization of acquisition accounting. There were no goodwill impairment write-downs during the years ended December 31, 2012, 2011 and 2010.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts primarily ranged from 0.2% to 7.7%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.4% to 11.0%.

The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 12). All other GLB guarantees are accounted for as embedded derivatives (Note 10).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2012 and 2011, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place. In August 2011, the Company acquired a retrocession business (Note 5).

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company, and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company, both wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life Reinsurance Company II Limited (PLRC), a Barbados-based life reinsurance company formed in 2012 and wholly owned by Pacific Life, files a separate Federal tax return. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations.

Separate account funding agreement liabilities were $106 million and $107 million as of December 31, 2012 and 2011, respectively.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2012 and 2011, Pacific Life had two permitted practices. Under the first permitted practice, Pacific Life utilizes book value accounting for certain guaranteed separate account funding agreements. The underlying separate account assets are recorded at book value instead of at fair value as required by National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). As of December 31, 2012 and 2011, the underlying separate account assets had unrealized losses of zero and $25 million, respectively. Under the second permitted practice, investments in Working Capital Finance Notes (WCFN), an investment being considered by the NAIC for admissibility, are recorded as admitted assets provided they are rated by the NAIC Securities Valuation Office as an NAIC 1 or 2 investment. As of December 31, 2012 and 2011, admitted WCFN investments totaled $92 million and $29 million, respectively.

The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from NAIC SAP. The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $43 million and $36 million as of December 31, 2012 and 2011, respectively, and has been recorded by Pacific Life. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2012 and 2011, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $962 million, ($735) million and $741 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus of Pacific Life was $6,175 million and $5,577 million as of December 31, 2012 and 2011, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2012 and 2011, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

NO LAPSE GUARANTEE RIDER REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June

30, 2005. Substantially all statutory reserves relating to NLGRs issued after June 30, 2005 through approximately March 31, 2010 were ceded from Pacific Life to PAR Vermont under a reinsurance agreement. In August 2011, PAR Vermont was accredited as an authorized reinsurer in Nebraska. Funded economic reserves and a letter of credit, approved as an admitted asset for PAR Vermont for statutory accounting, were issued and will continue to be held in a trust with Pacific Life as beneficiary. See Note 21.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2012 statutory results, Pacific Life could pay $774 million in dividends in 2013 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement. During the years ended December 31, 2012, 2011 and 2010, Pacific Life paid dividends as determined on an NAIC SAP basis to Pacific LifeCorp of $133 million, $125 million and $150 million, respectively.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2012 statutory results, PL&A could pay $35 million in dividends to Pacific Life in 2013 without prior regulatory approval. No dividends were paid during 2012, 2011 and 2010.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $293 million and $289 million as of December 31, 2012 and 2011, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $298 million and $301 million as of December 31, 2012 and 2011, respectively. The net contribution to income from the Closed Block was $2 million, $1 million, and zero for the years ended December 31, 2012, 2011 and 2010, respectively.

4.	VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2012 and 2011, (i) the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company has consolidated because it is the primary beneficiary or (ii) the net carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary (In Millions):

	Primary Beneficiary			Not Primary Beneficiary
			Maximum	Net	Maximum
	Consolidated	Consolidated	Exposure to	Carrying	Exposure to
	Assets	Liabilities	Loss	Amount	Loss
December 31, 2012:
Aircraft securitizations	$1,782	$1,139	$678
Investment funds	456	18	69	$40	$40
Asset-backed securities				106	106

Total	$2,238	$1,157	$747	$146	$146

December 31, 2011:
Aircraft securitizations	$2,070	$1,466	$604
Investment funds	377	22	50
Asset-backed securities				$105	$105

Total	$2,447	$1,488	$654	$105	$105

AIRCRAFT SECURITIZATIONS

Aviation Capital Group Corp. (ACG), a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft, has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

In 2005, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust III (ACG Trust III) acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust III was $632 million and $795 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, the maximum exposure to loss, based on the Company’s interest in ACG Trust III, was $407 million and $397 million, respectively.

In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust II was $215 million and $335 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, the maximum exposure to loss, based on the Company’s interest in ACG Trust II, was $271 million and $207 million, respectively.

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as ACG is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2012 and 2011, the maximum exposure to loss, based on carrying value, was zero.

INVESTMENT FUNDS

Investment funds are primarily private equity funds (the Funds), which are limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds. The Funds are a VIE due to the purpose and design of the Funds and the lack of control by the other equity investors. The Company has determined itself to be the primary beneficiary since it has a controlling financial interest in the Funds and the Funds are consolidated into the consolidated financial statements of the Company. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE non-recourse debt consolidated from the Funds was $18 million and $20 million as of December 31, 2012 and 2011, respectively (Note 13).

In 2012, ACG made a limited partnership investment in an aviation-related limited partnership investment fund (Aviation Fund) for which it is a minority investor and not the sponsor. The Aviation Fund’s investment focus is on aviation-related assets, including aircraft, aviation-related asset-backed securities and securitized aircraft. The Aviation Fund is a VIE due to the lack of control by equity investors. In addition to its limited partnership investment, ACG agreed to provide aircraft-related management services for any aircraft, engine or tangible asset acquired by the Aviation Fund for a fee and minority interest in the general partnership. ACG determined it was not the primary beneficiary as it does not have the authority to direct the activities of the VIE that most significantly impact the VIE’s economic performance. As of December 31, 2012, the carrying amount of its limited partnership investment and maximum exposure to loss was $40 million, and is included in other investments.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale.

OTHER NON-CONSOLIDATED VIEs

As part of normal investment activities, the Company will make passive investments in structured securities and limited partnerships for which it is not the sponsor. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The limited partnership investments include private equity funds and real estate funds which are reported in other investments. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the original amount issued by the VIEs. In addition, the Company does not have the authority to direct the activities of these VIEs that most significantly impact the VIEs economic performance. The Company’s maximum exposure to loss is limited to the amount of its carrying value. See Note 8 for the carrying amount and estimated fair value of the structured security investments. The Company’s carrying value of limited partnerships was $906 million and $789 million as of December 31, 2012 and 2011, respectively. The Company’s unfunded commitment to the limited partnerships was $476 million and $621 million as of December 31, 2012 and 2011, respectively.

5.	BUSINESS ACQUISITIONS

On August 31, 2011, Pacific Life and Pacific Life Reinsurance (Barbados) Limited (PLRB), a newly formed insurer and wholly owned subsidiary of Pacific LifeCorp, acquired Manulife Financial Corporation’s retrocession business. The acquisition was structured utilizing five coinsurance transactions in which Pacific Life entered into three contracts covering the lives of U.S. persons and PLRB entered into two contracts covering non-U.S. persons. By operation of the five reinsurance transactions, Pacific Life and PLRB each obtained control of a business requiring the application of the acquisition accounting provisions of the Codification’s Business Combinations Topic.

The acquisition allows Pacific Life to gain access to a large block of mortality-based business without adding significant concentration risk. The addition of this mortality risk helps Pacific Life diversify its overall risk profile by providing balance against the more volatile risks of equity, credit, and interest rates. The expectation is that the acquired retrocession business will also provide a platform to generate new business. For financial reporting purposes, the retrocession business is a component of the Company’s reinsurance segment.

Ceding commissions in the form of non-cash consideration in connection with the acquisition of the U.S. life business by Pacific Life and the non-U.S. life business by PLRB was $198 million and $39 million, respectively. In anticipation of the acquisition, Pacific LifeCorp invested $120 million of capital in PLRB. Pacific Life incurred acquisition-related costs of $6 million, which is included in operating and other expenses for the year ended December 31, 2011. PLRB capitalized $5 million of debt issuance cost.

Pacific Life and PLRB finalized the acquisition accounting in the third quarter of 2012. Included in the amounts below were the following adjustments made by the Company as a result of changes in the finalized estimated fair value amounts as compared to the initial estimate of assets acquired and liabilities assumed: value of business acquired decreased $3 million, receivables increased $91 million, other assets increased $35 million, future policy benefits increased $185 million, other liabilities decreased $66 million and a gain on acquisition of $4 million was recognized.

The following table presents the estimated fair value of the assets acquired and liabilities assumed on August 31, 2011:

	Pacific Life	PLRB	Combined
Assets acquired:	(In Millions)
Cash	$192	$520	$712
Value of business acquired (1)	69	12	81
Receivables (2)	3	88	91
Other assets	27	8	35
Goodwill (2)	20		20

Total assets	$311	$628	$939

Liabilities assumed:
Future policy benefits	$219	$592	$811
Other liabilities	92	32	124

Total liabilities	311	624	935

Gain on acquisition		4	4

Total liabilities and gain on acquisition	$311	$628	$939

(1) Included in DAC (2) Included in other assets
On July 29, 2011, Pacific Global Advisors LLC (PGA), a wholly owned subsidiary of Pacific Life, acquired JP Morgan Chase’s Pension Advisory Group. PGA’s target market is businesses and plan trustees managing employee defined benefit retirement plans. PGA’s expertise is in the delivery of advisory services concentrated in the areas of liability-driven investing, hedging, risk management, and actuarial services. This acquisition allows Pacific Life to strengthen its ability to deliver financial security solutions to retirement plans sponsors and trustees. PGA will also provide additional diversification to Pacific Life’s business mix.

PGA paid $45 million to acquire the pension advisory business. In anticipation of the acquisition, Pacific Life invested $48 million of capital in PGA. The Company incurred acquisition-related expense of $5 million, which is included in operating and other expenses for the year ended December 31, 2011. The Company has obtained all the necessary information to establish the fair value of the assets acquired and the liabilities assumed as required by U.S. GAAP. The Company finalized the acquisition accounting in the first quarter of 2012, which did not result in any adjustments from the initial estimate.

The following table presents the estimated fair value of the assets acquired and liabilities assumed on July 29, 2011 (In Millions):

Assets acquired:
Intangibles (1)	$7
Goodwill (1)	38

Total assets	$45

Liabilities assumed:
Other liabilities	-

Total liabilities	-

(1) Included in other assets
6.	DISCONTINUED OPERATIONS

The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold.

Operating results from the discontinued operations were as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Benefits and expenses		$13

Loss from discontinued operations	-	(13)	-
Benefit from income taxes		(4)

Discontinued operations, net of taxes	-	($9)	-

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Balance, January 1	$4,264	$3,606	$3,917

Additions:
Capitalized during the year	486	511	430

Amortization:
Allocated to commission expenses	(261)	232	(531)
Allocated to operating expenses	(26)	(8)	(25)

Total amortization	(287)	224	(556)
Allocated to OCI	(134)	(77)	(185)

Balance, December 31	$4,329	$4,264	$3,606

During the years ended December 31, 2012, 2011 and 2010, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization. This resulted in decreases in DAC amortization expense of $42 million and $89 million for the years ended December 31, 2012 and 2011, respectively, and an increase in DAC amortization expense of $33 million for the year ended December 31, 2010. The revised EGPs also resulted in decreased URR amortization of $25 million for the year ended December 31, 2012 and increased URR amortization of $35 million and $20 million for the years ended December 31, 2011 and 2010, respectively. The capitalized sales inducement balance included in the DAC asset was $639 million and $645 million as of December 31, 2012 and 2011, respectively.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges. The net carrying amount of equity securities represents cost adjusted for OTTI. See Note 14 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2012:
U.S. Government	$47	$10		$57
Obligations of states and political subdivisions	790	153		943
Foreign governments	661	102		763
Corporate securities	21,964	2,981	$82	24,863
RMBS	3,901	245	130	4,016
CMBS	638	47		685
Collateralized debt obligations	111	9	1	119
Other asset-backed securities	652	85		737

Total fixed maturity securities	$28,764	$3,632	$213	$32,183

Perpetual preferred securities	$144	$13	$22	$135
Other equity securities	12	5		17

Total equity securities	$156	$18	$22	$152

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2011:
U.S. Government	$27	$8		$35
Obligations of states and political subdivisions	1,064	117	$2	1,179
Foreign governments	456	51	4	503
Corporate securities	19,468	2,210	186	21,492
RMBS	4,475	189	491	4,173
CMBS	740	37	6	771
Collateralized debt obligations	115	17	17	115
Other asset-backed securities	523	69	7	585

Total fixed maturity securities	$26,868	$2,698	$713	$28,853

Perpetual preferred securities	$283	$5	$60	$228
Other equity securities	74		1	73

Total equity securities	$357	$5	$61	$301

The Company has investments in perpetual preferred securities that are issued primarily by European banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $241 million and $208 million, respectively, as of December 31, 2012. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $97 million and $73 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2012, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)

Due in one year or less	$1,100	$37	$1	$1,136
Due after one year through five years	5,895	589	10	6,474
Due after five years through ten years	9,247	1,218	37	10,428
Due after ten years	7,220	1,402	34	8,588

	23,462	3,246	82	26,626
Mortgage-backed and asset-backed securities	5,302	386	131	5,557

Total fixed maturity securities	$28,764	$3,632	$213	$32,183

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2012:
Corporate securities	153	$1,601	$82
RMBS	102	1,171	130
Collateralized debt obligations	1	54	1

Total fixed maturity securities	256	2,826	213

Perpetual preferred securities	6	36	22
Other investments	11	41	2

Total other investments	17	77	24

Total	273	$2,903	$237

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2012:
Corporate securities	88	$921	$16	65	$680	$66
RMBS	10	91	2	92	1,080	128
Collateralized debt obligations				1	54	1

Total fixed maturity securities	98	1,012	18	158	1,814	195

Perpetual preferred securities				6	36	22
Other investments	7	23	1	4	18	1

Total other investments	7	23	1	10	54	23

Total	105	$1,035	$19	168	$1,868	$218

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2011:
Obligations of states and political subdivisions	4	$71	$2
Foreign governments	11	73	4
Corporate securities	314	2,183	186
RMBS	207	2,624	491
CMBS	10	77	6
Collateralized debt obligations	3	91	17
Other asset-backed securities	13	101	7

Total fixed maturity securities	562	5,220	713

Perpetual preferred securities	19	177	60
Other investments	12	89	5

Total other investments	31	266	65

Total	593	$5,486	$778

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2011:
Obligations of states and political subdivisions				4	$71	$2
Foreign governments	11	$73	$4
Corporate securities	217	1,159	49	97	1,024	137
RMBS	49	401	14	158	2,223	477
CMBS	7	37	2	3	40	4
Collateralized debt obligations				3	91	17
Other asset-backed securities	8	89	6	5	12	1

Total fixed maturity securities	292	1,759	75	270	3,461	638

Perpetual preferred securities	8	57	6	11	120	54
Other investments	6	42	2	6	47	3

Total other investments	14	99	8	17	167	57

Total	306	$1,858	$83	287	$3,628	$695

The Company has evaluated fixed maturity securities and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2012.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Millions)
Prime RMBS:
AAA	$30	$31	1%					1%
AA	56	57	3%	3%
A	98	104	5%	4%	1%
BAA	230	242	11%	9%	2%
BA and below	1,719	1,741	80%	10%	31%	32%	7%

Total	$2,133	$2,175	100%	26%	34%	32%	7%	1%

Alt-A RMBS:
AAA	$7	$7	1%	1%
AA	32	35	5%	4%	1%
A	11	12	2%	2%
BAA	28	30	5%	4%	1%
BA and below	532	462	87%	2%	14%	30%	41%

Total	$610	$546	100%	13%	16%	30%	41%	0%

Sub-prime RMBS:
AAA	$12	$12	4%	4%
AA	5	5	2%	2%
A	28	28	8%	8%
BAA	37	36	11%	11%
BA and below	248	229	75%	58%	15%	1%	1%

Total	$330	$310	100%	83%	15%	1%	1%	0%

CMBS:
AAA	$326	$346	53%	11%	1%	1%	18%	22%
AA	159	180	26%	8%		1%		17%
A	96	99	15%					15%
BAA	10	11	2%					2%
BA	28	29	4%				4%

Total	$619	$665	100%	19%	1%	2%	22%	56%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2012, the Company has received advances of $150 million from the FHLB of Topeka and has issued funding agreements to the FHLB of Topeka. The funding agreement liabilities are included in policyholder account balances. As of December 31, 2012, fixed maturity securities with an estimated fair value of $170 million are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2012, the Company holds $8 million of FHLB of Topeka stock, which is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2012, no assets are pledged as collateral. As of December 31, 2012, PL&A holds FHLB of San Francisco stock with an estimated fair value of $5 million, which has been restricted for sale and is recorded in other investments.

In connection with the acquired retrocession business (Note 5), as of December 31, 2012, fixed maturity securities and cash and cash equivalents with estimated fair values of $434 million and $72 million, respectively, have been pledged as collateral in reinsurance trusts.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Fixed maturity securities	$1,506	$1,458	$1,506
Equity securities	12	15	19
Mortgage loans	437	391	337
Real estate	129	107	93
Policy loans	204	204	214
Partnerships and joint ventures	164	163	119
Other	11	16

Gross investment income	2,463	2,354	2,288
Investment expense	182	168	166

Net investment income	$2,281	$2,186	$2,122

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$161	$113	$167
Gross losses on sales	(8)	(16)	(32)

Total fixed maturity securities	153	97	135

Equity securities:
Gross gains on sales	12	9	4
Gross losses on sales	(4)

Total equity securities	8	9	4

Trading securities	12	(7)	12
Real estate	147	5	21
Non-marketable securities		34
Variable annuity GLB embedded derivatives	119	(1,191)	185
Variable annuity GLB policy fees	229	197	208
Variable annuity derivatives - total return swaps	(588)	(366)	(534)
Variable annuity derivatives - equity put options	(45)	(35)
Equity put options	(427)	170	(159)
Foreign currency and interest rate swaps	81	75	16
Forward starting interest rate swaps	(79)	299
Synthetic GIC policy fees	42	43	30
Indexed universal life embedded derivatives	(21)	19	(20)
Call options	31	(7)	20
Other	(11)	(3)	(12)

Total	($349)	($661)	($94)

The table below summarizes the OTTI by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
Year ended December 31, 2012:	(In Millions)
Corporate securities	$7		$7
RMBS	35	$53	88
Equity securities	13		13

OTTI - fixed maturity and equity securities	55	53	108
Mortgage loans	8		8

Total OTTI	$63	$53	$116

Year ended December 31, 2011:
Corporate securities (1)	$24		$24
RMBS	102	$256	358
Equity securities	11		11

OTTI - fixed maturity and equity securities	137	256	393
Mortgage loans	5		5
Real estate	1		1
Other investments	10		10

Total OTTI	$153	$256	$409

Year ended December 31, 2010:
Corporate securities	$10		$10
RMBS	64	$215	279
Collateralized debt obligations	1		1

OTTI - fixed maturity securities	75	215	290
Real estate	27		27
Other investments	11		11

Total OTTI	$113	$215	$328

(1) Included are $7 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2012	2011
	(In Millions)
Cumulative credit loss, January 1	$268	$245
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired	23	87
Securities not previously other than temporarily impaired	9	15

Total additions	32	102

Reductions for credit impairments previously recognized on:
Securities sold	(51)	(71)
Securities expected to be disposed before cost recovery	(5)
Securities due to an increase in expected cash flows and time value of cash flows	(4)	(8)

Total subtractions	(60)	(79)

Cumulative credit loss, December 31	$240	$268

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2012:
Corporate securities		$82	$82
RMBS	$103	27	130
Collateralized debt obligations	1		1

Total fixed maturity securities	$104	$109	$213

Perpetual preferred securities		$22	$22

Total equity securities	-	$22	$22

December 31, 2011:
Obligations of states and political subdivisions		$2	$2
Foreign governments		4	4
Corporate securities		186	186
RMBS	$301	190	491
CMBS		6	6
Collateralized debt obligations	17		17
Other asset-backed securities		7	7

Total fixed maturity securities	$318	$395	$713

Perpetual preferred securities		$60	$60
Other equity securities		1	1

Total equity securities	-	$61	$61

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Available for sale securities:
Fixed maturity	$1,434	$1,117	$1,185
Equity	52	(32)	23

Total available for sale securities	$1,486	$1,085	$1,208

Trading securities, included in other investments, totaled $208 million and $215 million as of December 31, 2012 and 2011, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2012 and 2011 were $10 million and $9 million, respectively. Unrealized gains and losses recognized in net realized investment gain (loss) on trading securities still held at the reporting date were $6 million, ($7) million and $8 million as of December 31, 2012, 2011 and 2010, respectively.

As of December 31, 2012 and 2011, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $7,729 million and $7,599 million as of December 31, 2012 and 2011, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2012, $1,270 million, $1,229 million, $898 million, $854 million and $725 million were located in California, Washington, Texas, District of Columbia, and New York, respectively. As of December 31, 2012, $380 million was located in Canada. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2012 or 2011. As of December 31, 2012, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into one of four levels: 1) No Credit Concern, 2) Minimal Credit Concern, 3) Moderate Credit Concern and 4) Significant Credit Concern. Loans in the Level 1 category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays. Loans in Level 2 are also performing, as payments are current with no history of delinquency, however, one or more of the following factors may exist: there may be some negative market pressure and outlook due to economic factors and financial covenants may have been triggered due to a decline in performance. The credit profile and borrower sponsorship remain stable, but require monitoring due to declining trends.

Level 3 loans are experiencing significant or prolonged negative market pressure and/or some performance uncertainty due to economic factors affecting the collateral. One or more of the following situations may exist: financial covenants may have been triggered due to declines in performance or the borrower may have requested covenant relief; loan credit profile and/or the borrower sponsorship’s financial status give cause for concern; and/or near term maturity is coupled with negative market conditions, low collateral performance, and/or borrower instability resulting in increased refinance risk. The collateral performance is not expected to support a refinance without a principal reduction or other substantive credit enhancement. Level 4 loans have experienced prolonged severe negative market and/or collateral performance trends and the borrower has expressed an inability to pay or asked for accommodations from the Company. Without additional capital infusion or an acceptable modification to the existing loan terms, default and subsequent legal action is likely. This category includes loans in payment default. Impairment is likely and specific reserves or write downs may be required. Loans that have been classified as Level 3, Moderate Credit concern or Level 4, Significant Credit Concern are placed on a watch list and monitored on a monthly basis.

Loans that have been identified as Level 4 Significant Credit Concern are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Once a loan is impaired the amount of the impairment is calculated by comparing the fair value of the loan to the book value of the loan. The loan value can be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, a creditor may measure impairment based on a loan’s observable market price, or the fair value of the collateral if the loan is a collateral dependent loan. See Note 14.

As of December 31, 2012, there were four mortgage loans in the amount of $73 million that were considered impaired and an impairment loss of $4 million was recognized as the fair value of the underlying collateral of two of these loans was lower than their carrying value. No impairment loss was recorded on the other loans since the estimated fair value of the collateral was greater than the carrying amount. During the year ended December 31, 2012, two loans totaling $3 million were foreclosed upon and one loan totaling $285 million was returned to the Company through a deed in lieu of foreclosure process. All three loans became real estate property investments. An impairment loss totaling $4 million was recorded on the loan that went through the deed in lieu of foreclosure process as the estimated value of the underlying collateral was lower than the carrying amount. As of December 31, 2011, there were three mortgage loans totaling $288 million that were considered impaired, and an impairment loss of $5 million was recorded as the underlying collateral of two of these mortgage loans was lower than the carrying amount and they were in the process of foreclosure. No impairment loss was recorded for the other mortgage loan since the estimated fair value of the collateral was greater than the carrying amount.

The following tables set forth mortgage loan credit levels as of December 31, 2012 and 2011 ($ In Millions):

	December 31, 2012
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR

Apartment	$469	1.35	$117	1.38	$114	1.55			$700	1.39
Golf course	187	1.49	51	0.90			$6	0.82	244	1.35
Hotel/Lodging	814	2.09							814	2.09
Industrial			21	1.07					21	1.07
Mixed use	95	1.10							95	1.10
Mobile home park	115	2.18							115	2.18
Multiple	95	2.03							95	2.03
Office	3,193	2.00	79	1.17	34	(0.07)			3,306	1.96
Resort	1,036	2.69					66	4.66	1,102	2.81
Retail	852	2.09							852	2.09
Construction loans	385	N/A							385	N/A

Total mortgage loans	$7,241	2.06	$268	1.20	$148	1.17	$72	4.33	$7,729	2.03

	December 31, 2011
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR

Apartment	$433	1.40	$99	1.79	$138	0.88			$670	1.35
Golf course	201	1.50	53	0.90			$5	0.41	259	1.35
Hotel/Lodging	831	1.90							831	1.90
Industrial			21	1.22			285	1.08	306	1.09
Mixed use	96	1.11							96	1.11
Mobile home park	123	2.22			18	0.53			141	2.00
Multiple	178	2.49							178	2.49
Office	2,741	1.93			34	0.63			2,775	1.82
Resort	1,040	2.45	66	4.02					1,106	2.55
Retail	780	1.95							780	1.95
Construction loans	418	N/A	39	N/A					457	N/A

Total mortgage loans	$6,841	1.93	$278	2.15	$190	0.80	$290	1.07	$7,599	1.87

Real estate investments totaled $581 million and $534 million as of December 31, 2012 and 2011, respectively. The Company had no real estate investment write-downs during the year ended December 31, 2012. During the years ended December 31, 2011 and 2010, real estate investment write-downs totaled $1 million and $27 million, respectively.

9.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2012	2011
	(In Millions)
Aircraft	$5,955	$4,569
Aircraft consolidated from VIEs	2,353	2,613

	8,308	7,182
Accumulated depreciation	1,548	1,337

Aircraft leasing portfolio, net	$6,760	$5,845

Included in the table below are four aircraft ACG has subleased to airlines with lease maturity dates of 2021 through 2024. The revenue related to these aircraft, included in aircraft leasing revenue, was $15 million, $11 million and $1 million for the years ended December 31, 2012, 2011 and 2010, respectively. These aircraft were sold to third-parties and subsequently leased back with lease maturity dates of 2023 through 2025. See Note 21 for the future lease commitments and minimum rentals to be received related to these sale leaseback transactions.
As of December 31, 2012, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2013	2014	2015	2016	2017	Thereafter

Domestic	$97	$94	$86	$81	$71	$334
Foreign	542	490	427	375	310	717

Total operating leases	$639	$584	$513	$456	$381	$1,051

As of December 31, 2012 and 2011, aircraft with a carrying amount of $4,431 million and $4,317 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

During the years ended December 31, 2012, 2011 and 2010, ACG recognized aircraft impairments of $16 million, $15 million and $4 million, respectively, which are included in operating and other expenses. See Note 14.

The Company had eight and four non-earning aircraft in the portfolio as of December 31, 2012 and 2011, respectively.

During the years ended December 31, 2012, 2011 and 2010, ACG recognized pre-tax gains on the sale of aircraft of $12 million, $33 million and $18 million, respectively, which are included in other income. Aircraft held for sale totaled $151 million and $6 million as of December 31, 2012 and 2011, respectively, and are included in aircraft leasing portfolio, net.

See Note 21 for future aircraft purchase commitments.
10.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The Company developed a pattern of forecasted transactions that did not occur as originally forecasted, and as a result, derivative instruments in the Company’s insurance operations previously designated as cash flow hedges should have been reported as derivatives not designated as hedging instruments during 2010. The impact of the discontinuance of cash flow hedge accounting was insignificant to the consolidated financial statements for the year ended December 31, 2010, and therefore, the consolidated financial statements and footnote disclosures for the year ended December 31, 2010 were not revised. Effective June 29, 2012, the insurance operations reestablished its ability to utilize cash flow hedge accounting. The insurance operations did not designate any derivatives as cash flow hedges during the year ended December 31, 2012.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded as a component of net reinsurance recoverable in other assets.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps and equity put options based upon the S&P 500 Index (S&P 500) and the EAFE Index (Europe, Australia, Asia, and Far East) to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the total return of the S&P 500 and changes in fair value of the EAFE indices in the form of a payment or receipt, depending on whether the return relative to the indices on trade date is positive or negative, respectively. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. Payments, amortization of upfront premiums and receipts are recognized in net realized investment gain (loss).

The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Interest rate swaps are used by the Company primarily to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Forward starting interest rate swaps are used to hedge the variability in the future interest payments from the purchase price from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. As part of its asset/liability management, the Company generally utilizes futures contracts to manage its interest rate and market risk related to fixed maturity securities. Futures contracts have limited off-balance sheet credit risk as they are executed on organized exchanges and require security deposits, as well as daily cash settlement of margins.

The Company offers indexed universal life insurance products, which credit the price return of an underlying index to the policyholder’s cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year S&P 500 indexed account currently capped at 13%, two year S&P 500 index account currently capped at 32%, five year S&P 500 indexed account, or one year global index account currently capped at 13%. The indexed products contain embedded derivatives and are recorded in policyholder account balances.

The Company utilizes call options to hedge the credit paid to the policy on the underlying index. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premium and the settlements will be recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2012	2011
	(In Millions)
Variable annuity GLB embedded derivatives	$37,308	$38,960
Variable annuity GLB reinsurance contracts	15,442	14,744
Variable annuity derivatives - total return swaps	2,634	3,666
Variable annuity derivatives - equity put options	998	998
Equity put options	5,135	5,135
Synthetic GICs	20,194	21,593
Foreign currency and interest rate swaps	7,221	8,020
Forward starting interest rate swaps		1,140
Futures		1,400
Indexed universal life embedded derivatives	1,091	830
Call options	977	789
Other	604	465

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments and amortization of $680 million, $418 million and $560 million for the years ended December 31, 2012, 2011 and 2010, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2012		2011	2010
	(In Millions)
Variable annuity derivatives - total return swaps	($96)		($121)	($84)
Equity put options	(319)		252	(60)
Foreign currency and interest rate swaps	(45	) (1)	170 (1)
Forward starting interest rate swaps	(79)		281
Call options	74		33	36
Other	38		1	3
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	119		(1,191)	185
Indexed universal life embedded derivatives	(21)		19	(20)
Other	(21)		4	(3)

Total	($350)		($552)	$57

(1) Includes foreign currency translation gains and (losses) for foreign currency interest rate swaps.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates. These cash flows include those associated with existing assets and liabilities, as well as the forecasted purchase price related to anticipated investment purchases and forecasted interest cash flows related to anticipated liability issuances. The maximum length of time over which the Company was hedging its exposure to variability in future cash flow in the non-insurance company operations (primarily ACG) for forecasted transactions did not exceed 21 years.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). Hedge ineffectiveness related to dedesignated cash flow hedges was zero for the years ended December 31, 2012 and 2011 and immaterial for the year ended December 31, 2010.

The Company reclassified ($4) million and $18 million from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring for the years ended December 31, 2012 and 2011, respectively. Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring for the year ended December 31, 2010 were immaterial. Over the next twelve months, the Company anticipates that $13 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings. For the years ended December 31, 2012 and 2011, all of the non-insurance company operation’s (primarily ACG) hedged forecasted transactions for outstanding cash flow hedges were determined to be probable of occurring.

The Company had outstanding derivatives designated as cash flow hedges with notional amounts for interest rate swaps of $1,184 million and $1,531 million as of December 31, 2012 and 2011, respectively. The Company had gains recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges for interest rate swaps of $27 million, $5 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts do not include the periodic net settlements of the derivatives.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

Interest rate swap agreements are used to convert a U.S. dollar denominated fixed rate asset or liability to a floating U.S. dollar denominated rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life also used interest rate swaps to convert fixed rate surplus notes to variable notes (Note 13). The Company had no outstanding derivatives designated as fair value hedges as of December 31, 2012 and 2011.

The Company had gains (losses) recognized in net realized investment gain (loss) for derivatives designated as fair value hedges for interest rate swaps of zero, $328 million and $85 million on derivatives and zero, ($334) million and ($98) million on hedged items for the years ended December 31, 2012, 2011 and 2010, respectively. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

For the years ended December 31, 2012, 2011 and 2010, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was zero, ($6) million and ($13) million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2012	2011		2012	2011
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Interest rate swaps				$84	$111	(5)

Total derivatives designated as hedging instruments	-	-		84	111

Derivatives not designated as hedging instruments:
Variable annuity derivatives - total return swaps		$1	(1)	11	63	(1)
				17	2	(5)
Variable annuity derivatives - equity put options		45	(1)
Equity put options	$87	498	(1)		2	(1)
	88		(5)	31		(5)
Call options	33	28	(1)
	24		(5)
Foreign currency and interest rate swaps	89	332	(1)	98	242	(1)
	127	8	(5)	204	104	(5)
Forward starting interest rate swaps		293	(1)
		29	(5)
Other		7	(1)		29	(1)
	1	2	(5)	24		(5)

Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	293	230	(2)	1,801	1,938	(3)
Indexed universal life embedded derivatives				104	64	(4)
Other				16	3	(4)

Total derivatives not designated as hedging instruments	742	1,473		2,306	2,447

Total derivatives	$742	$1,473		$2,390	$2,558

Location on the consolidated statements of financial condition:
(1) Other investments (2) Other assets (3) Future policy benefits (4) Policyholder account balances (5) Other liabilities
Cash collateral received from counterparties was $175 million and $658 million as of December 31, 2012 and 2011, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $99 million and $36 million as of December 31, 2012 and 2011, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in other liabilities.
As of December 31, 2012 and 2011, the Company had also accepted collateral consisting of various securities with an estimated fair value of $81 million and $77 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2012 and 2011, none of the collateral had been repledged. As of December 31, 2012 and 2011, the Company provided collateral in the form of various securities with an estimated fair value of zero and $1 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2012 was $12 million. The maximum exposure to any single counterparty was $5 million at December 31, 2012.

For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2012, the Company’s financial strength ratings were above the specified level.

The Company enters into collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2012, is $163 million for which the Company has posted collateral of $99 million in the normal course of business. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2012, the Company would have been required to post an additional $14 million of collateral to its counterparties.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.
11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2012	2011
	(In Millions)
UL	$22,087	$20,941
Annuity and deposit liabilities	10,313	9,162
Funding agreements	1,924	3,178
GICs	659	1,111

Total	$34,983	$34,392

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2012	2011
	(In Millions)
Annuity reserves	$6,591	$5,572
Variable annuity GLB embedded derivatives	1,801	1,936
Policy benefits payable	1,296	741
Life insurance	666	591
URR	386	289
Closed Block liabilities	293	300
Other	72	38

Total	$11,105	$9,467

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 10.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2012	2011
	($ In Millions)
Return of net deposits
Separate account value	$49,034	$45,720
Net amount at risk (1)	922	2,311
Average attained age of contract holders	63 years	63 years

Anniversary contract value
Separate account value	$15,165	$14,832
Net amount at risk (1)	778	1,664
Average attained age of contract holders	65 years	64 years

Minimum return
Separate account value	$1,032	$1,040
Net amount at risk (1)	477	555
Average attained age of contract holders	68 years	67 years
(1) Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,
	2012	2011	2012	2011
	GMIB		GMWBL
	($ In Millions)		($ In Millions)
Separate account value	$2,296	$2,345	$2,429	$700
Average attained age of contract holders	60 years	59 years	64 years	63 years
The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2012	2011	2012	2011	2012	2011
	GMDB		GMIB		GMWBL
	(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year			$78	$43
Changes in reserves	$20	$26	(28)	39	$5
Benefits paid	(20)	(26)	(4)	(4)

Balance, end of year	-	-	$46	$78	$5	-

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2012	2011
	(In Millions)
Asset type
Equity	$30,719	$29,180
Bonds	18,002	16,137
Money market	313	403

Total separate account value	$49,034	$45,720

13.	DEBT
Debt consists of the following:

	December 31,
	2012	2011
	(In Millions)
Short-term debt:
Credit facility recourse only to ACG	$292

Total short-term debt	$292

Long-term debt:
Surplus notes	$1,600	$1,600
Deferred gains from derivative hedging activities	409	417
Non-recourse long-term debt:
Debt recourse only to ACG	3,793	3,332
ACG non-recourse debt	503	550
Other non-recourse debt	303	103
ACG VIE debt (Note 4)	847	1,130
Other VIE debt (Note 4)	18	20

Total long-term debt	$7,473	$7,152

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2012 and 2011. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in November 2016 that will serve as a back-up line of credit to the commercial paper program. This facility had no debt outstanding as of December 31, 2012 and 2011. As of and during the year ended December 31, 2012, Pacific Life was in compliance with the debt covenants related to these facilities.

PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2012 and 2011.

Pacific Life has approval from the FHLB of Topeka to receive advances up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2012 and 2011. The Company had $5 million and zero of additional funding capacity from eligible collateral as of December 31, 2012 and 2011, respectively.

PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $136 million. Of this amount, half, or $68 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2012 and 2011, PL&A had no debt outstanding with the FHLB of San Francisco.

ACG has revolving credit agreements with banks for a $650 million borrowing capacity. Interest on these loans is payable monthly and was 2.7% as of December 31, 2012 and the facilities expire at various dates ranging from October 2013 through April 2015. There was $292 million outstanding in connection with these revolving credit agreements as of December 31, 2012. As of December 31, 2011, there was no debt outstanding on these agreements. In January 2013, ACG entered into an additional unsecured revolving credit facility for a $125 million borrowing capacity. This facility is set to expire in January 2016. These credit agreements are recourse only to ACG.

LONG-TERM DEBT

Pacific Life has $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting the 9.25% surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR). The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date, which increased the carrying value by $364 million, will be amortized over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of the surplus notes is 6.4%. Total unamortized deferred gains are $357 million and $362 million as of December 31, 2012 and 2011, respectively.

In January 2013, the Company, with the approval of the NE DOI, repurchased and retired $323 million of the 9.25% surplus notes through a tender offer. The repurchase of the 9.25% surplus notes will be accounted for as an extinguishment of debt and the related unamortized deferred gains as discussed above, and the premium paid, will be recognized in 2013.

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in estimated fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date, which increased the carrying value by $56 million, will be amortized over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of the surplus notes is 4.0%. Total unamortized deferred gains are $52 million and $55 million as of December 31, 2012 and 2011, respectively.

The Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.

In January 2013, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%, subject to regulatory approval. The internal surplus note matures on January 25, 2043.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.5% to 4.3% as of December 31, 2012 and from 0.7% to 4.4% as of December 31, 2011. As of December 31, 2012, $1,627 million was outstanding on these loans with maturities ranging from 2014 to 2024. As of December 31, 2011, $1,455 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured notes and loans with third-parties. Interest on these notes and loans is payable quarterly or semi-annually and ranged from 2.0% to 7.2% as of December 31, 2012 and 2011. As of December 31, 2012, $2,113 million was outstanding on these notes and loans with maturities ranging from 2014 to 2023. As of December 31, 2011, $1,813 million was outstanding on these notes and loans. These notes and loans are recourse only to ACG.

In January 2013, ACG issued $300 million of senior unsecured notes at an interest rate of 4.6%, maturing in January 2018. These notes are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft orders and deposits. Interest on these loans is payable monthly and was 2.0% as of December 31, 2012 and 2011. As of December 31, 2012, $53 million was outstanding on these loans, which mature in 2013. As of December 31, 2011, $64 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 2.7% to 3.2% as of December 31, 2012 and from 2.8% to 3.3% as of December 31, 2011. As of December 31, 2012, $503 million was outstanding on these facilities and loans with maturities ranging from 2013 to 2014. As of December 31, 2011, $550 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates ranged from 3.6% to 5.4% as of December 31, 2012 and 2011. Variable rates ranged from 2.4% to 4.5% as of December 31, 2012 and 1.5% to 4.0% as of December 31, 2011. As of December 31, 2012, there was $303 million outstanding on these loans with maturities ranging from 2013 to 2019. As of December 31, 2011, there was $103 million outstanding on these loans. During the year ended December 31, 2011, one of these loans totaling $32 million was returned in foreclosure. All of these loans are secured by real estate properties and are non-recourse to the Company.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Debt	ACG	Other
	Surplus	Recourse	Non-recourse	Non-recourse
	Notes	Only to ACG	Debt	Debt	Total
Year ended December 31, 2012:	(In Millions)
2013		$301	$431	$14	$746
2014		251	72	2	325
2015		604		63	667
2016		167		181	348
2017		217		26	243
Thereafter	$1,600	2,545		17	4,162

Total	$1,600	$4,085	$503	$303	$6,491

The table above excludes VIE debt and deferred gains from derivative hedging activities.

14.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1   Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.
Level 2   Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued using inputs that are derived principally from or corroborated by observable market data.
Level 3   Valuations derived from valuation techniques in which one or more significant inputs are not market observable. Level 3 instruments include less liquid securities such as certain private placement securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2012 and 2011.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2012:
Assets:
U.S. Government		$57				$57
Obligations of states and political subdivisions		911	$32			943
Foreign governments		705	58			763
Corporate securities		22,650	2,213			24,863
RMBS		4,008	8			4,016
CMBS		659	26			685
Collateralized debt obligations		2	117			119
Other asset-backed securities		370	367			737

Total fixed maturity securities	-	29,362	2,821			32,183

Perpetual preferred securities		118	17			135
Other equity securities	$13		4			17

Total equity securities	13	118	21			152

Trading securities	16	141	51			208
Other investments	4	108	12			124

Derivatives:
Foreign currency and interest rate swaps		216		$216	($225)	($9)
Equity derivatives			232	232	(123)	109
Embedded derivatives			293	293		293
Other		1		1	(1)	-

Total derivatives	-	217	525	742	(349)	393

Separate account assets (2)	55,003	138	128			55,269

Total	$55,036	$30,084	$3,558	$742	($349)	$88,329

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$386		$386	($225)	$161
Equity derivatives			$59	59	(123)	(64)
Embedded derivatives			1,921	1,921		1,921
Other		1	23	24	(1)	23

Total	-	$387	$2,003	$2,390	($349)	$2,041

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2011:
Assets:
U.S. Government		$35				$35
Obligations of states and political subdivisions		1,170	$9			1,179
Foreign governments		422	81			503
Corporate securities		19,875	1,617			21,492
RMBS		3,137	1,036			4,173
CMBS		520	251			771
Collateralized debt obligations		4	111			115
Other asset-backed securities		289	296			585

Total fixed maturity securities	-	25,452	3,401			28,853

Perpetual preferred securities		202	26			228
Other equity securities	$73					73

Total equity securities	73	202	26			301

Trading securities	89	91	35			215
Other investments			54			54

Derivatives:
Foreign currency and interest rate swaps		340		$340	($250)	90
Forward starting interest rate swaps		322		322	(29)	293
Equity derivatives			572	572	(65)	507
Embedded derivatives			230	230		230
Other		4	5	9	(31)	(22)

Total derivatives	-	666	807	1,473	(375)	1,098

Separate account assets (2)	51,184	128	113			51,425

Total	$51,346	$26,539	$4,436	$1,473	($375)	$81,946

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$457		$457	($250)	$207
Forward starting interest rate swaps					(29)	(29)
Equity derivatives			$67	67	(65)	2
Embedded derivatives			2,005	2,005		2,005
Other		1	28	29	(31)	(2)

Total	-	$458	$2,100	$2,558	($375)	$2,183

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.
(2)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities, and investment income due and accrued are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity and trading securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for interest rate swaps, equity options, and credit default swaps and baskets. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness by both risk managers and investment accountants.

Excluding embedded derivatives, as of December 31, 2012, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2012.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility and equity index levels, and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term securities and hedge funds.

Level 1 assets includes mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity and short-term securities similar in nature to the fixed maturity and equity securities available for sale of the Company. The pricing methodology and valuation controls are the same as those previously described in fixed maturity, equity and trading securities.

Level 3 assets are primarily hedge funds that invest in multiple strategies to diversify risks, for which estimated fair value is not readily determinable as the estimated fair value measurement inputs are not sufficiently transparent for the underlying investments. The fair values have been estimated using the net asset values obtained daily from the fund managers. These funds can be redeemed as long as there is no restriction in place. Certain funds are restricted from redemption for a period of one year following the anniversary of each investment made to the underlying fund. The redemption frequency (if currently eligible) for these funds is monthly (50%), quarterly (30%), annually (14%) or semi-annually (6%) and the redemption notice period ranges from 5-120 days. Unfunded commitments are zero as of December 31, 2012.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	In to	Out of				December 31,
	2012	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2012
	(In Millions)
Obligations of states and political subdivisions	$9			$32	($9)				$32
Foreign governments	81		$8	4	(31)			($4)	58
Corporate securities	1,617	$19	87	939	(512)	$357	($105)	(189)	2,213
RMBS	1,036	(25)	182	2	(1,085)	7	(5)	(104)	8
CMBS	251	1	11		(189)	4	(10)	(42)	26
Collateralized debt obligations	111	24	7				(24)	(1)	117
Other asset-backed securities	296	3	18	29	(73)	136		(42)	367

Total fixed maturity securities	3,401	22	313	1,006	(1,899)	504	(144)	(382)	2,821

Perpetual preferred securities	26	(4)	15		(4)		(16)		17
Other equity securities			4						4

Total equity securities	26	(4)	19	-	(4)	-	(16)	-	21

Trading securities	35			2		30	(6)	(10)	51
Other investments	54	2						(44)	12

Derivatives, net:
Equity derivatives	505	(424)						92	173
Embedded derivatives	(1,775)	86				(58)		119	(1,628)
Other	(23)	5						(5)	(23)

Total derivatives	(1,293)	(333)	-	-	-	(58)	-	206	(1,478)

Separate account assets (2)	113	7		2		30	(24)		128

Total	$2,336	($306)	$332	$1,010	($1,903)	$506	($190)	($230)	$1,555

				Transfers
		Total Gains or Losses		In and/or
	January 1,	Included in	Included in	Out of				December 31,
	2011	Earnings	OCI	Level 3 (1)	Purchases	Sales	Settlements	2011
	(In Millions)
Obligations of states and political subdivisions	$39		$3	($33)				$9
Foreign governments	70			14			($3)	81
Corporate securities	1,628	($6)	14	(2)	$366	($164)	(219)	1,617
RMBS	1,068	(66)	55	141	17	(12)	(167)	1,036
CMBS	254		3		47		(53)	251
Collateralized debt obligations	115	3	(2)				(5)	111
Other asset-backed securities	280	2	7	2	31		(26)	296

Total fixed maturity securities	3,454	(67)	80	122	461	(176)	(473)	3,401

Perpetual preferred securities	12			14				26
Other equity securities	1			(1)				-

Total equity securities	13	-	-	13	-	-	-	26

Trading securities	66			(2)	20	(4)	(45)	35
Other investments	173	34	(12)		2	(143)		54

Derivatives, net:
Foreign currency and interest rate swaps	4			(4)				-
Equity derivatives	220	121			81		83	505
Embedded derivatives	(593)	(1,167)			(52)		37	(1,775)
Other	(18)	(4)		(1)				(23)

Total derivatives	(387)	(1,050)	-	(5)	29	-	120	(1,293)

Separate account assets (2)	100	2		1	11		(1)	113

Total	$3,419	($1,081)	$68	$129	$523	($323)	($399)	$2,336

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.
(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.
During the year ended December 31, 2012, RMBS transfers out of Level 3 were due to increased trading activity during the year which resulted in more market observable inputs to estimate fair value. Other transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2012, the Company did not have any transfers between Levels 1 and 2.

During the year ended December 31, 2011, the Company transferred $884 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $762 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2011, the Company did not have any transfers between Level 1 and Level 2.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

		Net
	Net	Realized		Operating
	Investment	Investment		and Other
	Income	Gain (Loss)	OTTI	Expenses	Total
December 31, 2012:	(In Millions)
Corporate securities	$19	$7	($7)		$19
RMBS	(2)		(23)		(25)
CMBS		1			1
Collateralized debt obligations	2	22			24
Other asset-backed securities	3				3

Total fixed maturity securities	22	30	(30)		22

Perpetual preferred securities		(4)			(4)

Total equity securities		(4)			(4)

Other investments	2				2

Equity derivatives		(424)			(424)
Embedded derivatives		86			86
Other		13		($8)	5

Total derivatives		(325)		(8)	(333)

Separate account assets		7			7

Total	$24	($292)	($30)	($8)	($306)

		Net
	Net	Realized		Operating
	Investment	Investment		and Other
	Income	Gain (Loss)	OTTI	Expenses	Total
December 31, 2011:	(In Millions)
Corporate securities	$17		($23)		($6)
RMBS	4	$4	(74)		(66)
Collateralized debt obligations	3				3
Other asset-backed securities	2				2

Total fixed maturity securities	26	4	(97)		(67)

Other investments		34			34

Equity derivatives		121			121
Embedded derivatives		(1,167)			(1,167)
Other		(1)		($3)	(4)

Total derivatives		(1,047)		(3)	(1,050)

Separate account assets		2			2

Total	$26	($1,007)	($97)	($3)	($1,081)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2012	2011
	(In Millions)
Derivatives, net: (1)
Equity derivatives	($264)	$216
Embedded derivatives	95	(1,165)
Other	12	(1)

Total derivatives	(157)	(950)

Separate account assets (2)	13	2

Total	($144)	($948)

(1)	Amounts are recognized in net realized investment gain (loss).

(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

The following table presents certain quantitative information on significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2012 ($ In Millions).

	Estimated
	Fair Value
	December 31,
	2012	Predominant	Significant	Range
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)

Obligations of states and political subdivisions	$32	Discounted cash flow	Spread (1)	162-390 (366)
Foreign governments	58	Discounted cash flow	Spread (1)	40-191 (176)
Corporate securities	2,213	Discounted cash flow	Spread (1)	53-2,313 (302)
		Collateral value (2)	Collateral value	17-93 (67)
		Market pricing	Quoted prices (4)	67-137 (110)
RMBS	8	Discounted cash flow	Prepayment rate	9%
			Default rate	6%
			Severity	64%
			Discount rate	30%
			Spread (1)	452
CMBS	26	Discounted cash flow	Prepayment rate	0%
			Default rate	1%
			Severity	30%
			Spread (1)	178-262 (194)
Collateralized debt obligations	117	Market pricing	Quoted prices (4)	24-100 (85)
Other asset-backed securities	367	Discounted cash flow	Spread (1)	75-656 (202)
		Market pricing	Quoted prices (4)	69-113 (101)
		Cap at call price	Call price	100
Perpetual preferred securities	17	Discounted cash flow	Discount rate	20%
Other equity securities	4	Market comparable companies	EBITDA (5) multiple	4x
Trading securities	51	Market pricing	Quoted prices (4)	99-113 (102)
Other investments	12	Redemption value (3)	Redemption value	100
Equity derivatives	173	Option pricing model	Equity volatility	15%-32%
Embedded derivatives	(1,628)	Option pricing techniques	Equity volatility	15%-35%
			Mortality:
			Ages 0-40	0%-0.15%
			Ages 41-60	0.06%-0.49%
			Ages 61-120	0.43%-100%
			Mortality improvement	0.20%-1.40%
			Withdrawal utilization	0%-80%
			Lapse rates	1.00%-100%
			Credit standing adjustment	0.44%-1.71%
Other derivatives	(23)	Market pricing	Quoted prices (4)
Separate account assets	128	Net asset value

Total	$1,555

(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)	Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.

(3)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(4)	Independent broker quotations were used in the determination of estimated fair value.

(5)	The abbreviation EBITDA means earnings before interest, taxes, depreciation and amortization.
NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2012			Year Ended December 31, 2011
	Carrying Value	Estimated Fair		Carrying Value	Estimated Fair
	Prior to	Value After		Prior to	Value After
	Measurement	Measurement	Impairment	Measurement	Measurement	Impairment
	(In Millions)
Mortgage loans	$292	$284	($8)	$8	$3	($5)
Real estate investments				8	7	(1)
Aircraft	112	96	(16)	51	36	(15)
MORTGAGE LOANS

The impairment loss in 2012 related to three loans. One loan had a carrying value prior to measurement of $285 million and recorded a $4 million loss when the loan was returned to the Company through a deed in lieu of foreclosure process, and was held as a real estate investment as of December 31, 2012. The other two loans had a carrying value prior to measurement of $7 million and are still held as mortgage loans as of December 31, 2012. The impaired investments in 2011 related to two commercial mortgage loans, which were foreclosed on in April 2012. The estimated fair value after measurement was based on the underlying real estate collateral of the two loans. These loans are classified as Level 3 assets.

REAL ESTATE INVESTMENTS

The impaired investment in 2011 related to one real estate property. This investment is classified as a Level 3 asset.

AIRCRAFT

ACG evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. ACG will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of ACG’s investment in an aircraft has been impaired. The fair value is based on the present value of the future cash flows, which can include contractual lease payments, projected future lease payments, projected sales prices as well as a disposition value. Projected future lease payments are based upon current contracted lease rates for similar aircraft and industry trends. The disposition value reflects an aircrafts estimated residual value or estimated sales price. The cash flows are based on unobservable inputs and classified as Level 3 assets.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2012 and 2011. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$7,726	$8,579	$7,596	$7,818
Policy loans	6,998	6,998	6,812	6,812
Other investments	215	248	193	218
Cash and cash equivalents	2,256	2,256	2,829	2,829
Restricted cash	294	294	280	280
Liabilities:
Funding agreements and GICs (1)	2,584	2,822	4,284	4,632
Annuity and deposit liabilities	10,313	10,313	9,162	9,162
Short-term debt	292	292
Long-term debt	7,473	7,551	7,152	7,072
(1) Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2012 and 2011:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments in which the estimated fair value is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the consolidated statements of comprehensive income and consolidated statements of equity. The disclosure of the gross components of other comprehensive income and related taxes are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$1,592	$1,054	$1,272
Derivatives	25	(9)	15
Income tax expense	(567)	(365)	(438)
Reclassification adjustment:
Sale of securities available for sale - net realized investment gain	(161)	(106)	(139)
OTTI recognized on securities available for sale	55	137	75
Derivatives - net investment income	(4)	22
Derivatives - net realized investment gain		(18)
Derivatives - interest credited	25	48	24
Income tax expense (benefit)	30	(29)	(1)
Allocation of holding gain to DAC	(134)	(77)	(185)
Allocation of holding (gain) loss to future policy benefits	(409)	(54)	41
Income tax expense	191	52	44

Unrealized gain on derivatives and securities available for sale, net	643	655	708

Other, net:
Holding gain (loss) on other securities		(12)	9
Income tax (expense) benefit		4	(4)

Net unrealized gain (loss) on other securities	-	(8)	5
Other, net of tax	2	(4)	(3)

Other, net	2	(12)	2

Total other comprehensive income, net	$645	$643	$710

16.	REINSURANCE

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $633 million and $507 million as of December 31, 2012 and 2011, respectively. Reinsurance payables, included in other liabilities, were $220 million and $146 million as of December 31, 2012 and 2011, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Direct premiums	$1,255	$1,051	$626
Reinsurance assumed (1)	561	256	122
Reinsurance ceded (2)	(328)	(325)	(339)

Insurance premiums	$1,488	$982	$409

(1)	Included are $23 million, $18 million and $11 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2012, 2011 and 2010, respectively. PLR is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia. Also included for the year ended December 31, 2010 is $59 million of assumed premiums from Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp until October 2010 when 100% of the reinsurance was novated to PAR Vermont.
(2)	Included is $21 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2010.
Pacific Annuity Reinsurance Company (PARC) is organized and licensed as an Arizona domiciled captive reinsurance company and is subject to regulatory supervision by the Arizona Department of Insurance. PARC was initially formed as a wholly owned subsidiary of Pacific Life. On December 28, 2012, Pacific Life distributed all of PARC’s outstanding shares of common stock as a dividend to Pacific LifeCorp of $60 million.

PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life. Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis. On December 1, 2012, the effective date of the reinsurance agreement, Pacific Life initially ceded 5% of its existing variable annuity business to PARC and ceded 5% of new business issued thereafter.

17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2012 and 2011, the projected benefit obligation was $50 million and $46 million, respectively. The fair value of plan assets as of December 31, 2012 and 2011 was zero.

The Company incurred a net pension expense for the SERP as detailed in the following table:

	Years Ended December 31,
	2012	2011	2010

Components of the net periodic pension expense:
Service cost - benefits earned during the year	$2	$2	$2
Interest cost on projected benefit obligation	2	2	2
Amortization of net loss, net obligations and prior service cost		1	1

Net periodic pension expense	$4	$5	$5

Significant plan assumptions:

	December 31,
	2012	2011
Weighted-average assumptions used to determine benefit obligations for the SERP:
Discount rate	3.30%	4.00%
Salary rate	4.50%	4.50%
The salary rate used to determine the net periodic pension expense for the SERP was 4.50% for the years ended December 31, 2012, 2011 and 2010.

Pacific Life’s expected SERP contribution payments are as follows for the years ending December 31 (In Millions):

2013	2014	2015	2016	2017	2018-2022
$5	$5	$5	$4	$4	$21
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP, including the matching contribution, amounted to $31 million, $28 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2012, 2011 and 2010 was $1 million. As of December 31, 2012 and 2011, the accumulated benefit obligation was $20 million and $23 million, respectively. The fair value of the plan assets as of December 31, 2012 and 2011 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 3.50% and 4.25% for 2012 and 2011, respectively.

Benefit payments for the year ended December 31, 2012 amounted to $2 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2013	2014	2015	2016	2017	2018-2022
$2	$2	$2	$2	$2	$8
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Current	$3	$5	$7
Deferred	(70)	75	53

Provision (benefit) for income taxes from continuing operations	(67)	80	60
Benefit from income taxes from discontinued operations		(4)

Total	($67)	$76	$60

A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Provision for income taxes at the statutory rate	$155	$253	$202
Separate account dividends received deduction	(98)	(95)	(106)
Nonrecurring deferred tax liability basis adjustment	(58)
Singapore Transfer	(23)	(32)	(17)
LIHTC and foreign tax credits	(16)	(17)	(18)
Internal Revenue Service settlement		(7)
Other	(27)	(22)	(1)

Provision (benefit) for income taxes from continuing operations	($67)	$80	$60

The nonrecurring deferred tax liability basis adjustment is a noncash tax benefit relating to aircraft depreciation.

ACG transfers aircraft assets and related liabilities to foreign subsidiaries and affiliates in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2012, 2011 and 2010 by $23 million, $32 million and $17 million, respectively, primarily due to the reversal of deferred taxes related to basis differences in the interest transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2012 and 2011, as of December 31, 2012, the Company has not made a provision for U.S. or additional foreign withholding taxes on approximately $11 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2010	$14
Additions and deletions

Balance at December 31, 2010	14
Additions and deletions	(14)

Balance at December 31, 2011	-
Additions and deletions

Balance at December 31, 2012	$-

During the year ended December 31, 2011, the Company effectively settled $14 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $7 million of tax benefits. All realized tax benefits and related interest are recognized as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2012, 2011 and 2010, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2012	2011
	(In Millions)
Deferred tax assets:
Policyholder reserves	$660	$349
Investment valuation	573	590
Tax net operating loss carryforwards	453	510
Tax credit carryforwards	335	313
Deferred compensation	62	57
Aircraft maintenance reserves	11	13
Dividends to policyholders	8	8
Other	18	16

Total deferred tax assets	2,120	1,856

Deferred tax liabilities:
DAC	(1,241)	(1,156)
Depreciation	(700)	(671)
Hedging	(159)	(116)
Partnership income	(77)	(63)
Reinsurance	(34)	(20)
Other	(126)	(117)

Total deferred tax liabilities	(2,337)	(2,143)

Net deferred tax liability from continuing operations	(217)	(287)
Unrealized gain on derivatives and securities available for sale	(871)	(525)
Minimum pension liability and other adjustments	(8)	(8)

Net deferred tax liability	($1,096)	($820)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2001 through 2012 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2012 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2012. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. Foreign tax credits, LIHTC and tax net operating loss carryforwards of $193 million expire between 2016 and 2022. AMT credits and tax net operating loss carryforwards of $28 million possess no expiration date. The remainder will expire between 2023 and 2032.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax year ended December 31, 2008, and is auditing the Company’s tax returns for the tax years December 31, 2009 and 2010. The Company does not expect the current Federal audits to result in any material assessments. The State of California concluded audits for tax years 2003 and 2004 without material assessment.

19.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, indexed universal life, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions and national/regional wirehouses.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic retrocession business, which was acquired in August 2011 (Note 5). Also included in the Reinsurance segment is international reinsurance the Company has assumed from PLR.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2012 and 2011, the Company had foreign investments with an estimated fair value of $9.8 billion and $8.2 billion, respectively. Aircraft leased to foreign customers were $5.8 billion and $5.3 billion as of December 31, 2012 and 2011, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2012, 2011 and 2010.

The following segment information is as of and for the year ended December 31, 2012:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$925	$1,894		$505		$3,324
Net investment income	1,012	914		14	$341	2,281
Net realized investment gain (loss)	34	(290)	($5)		(88)	(349)
OTTI	(20)	(14)			(29)	(63)
Investment advisory fees	23	240			35	298
Aircraft leasing revenue			660			660
Other income	12	166	24	4	31	237

Total revenues	1,986	2,910	679	523	290	6,388

BENEFITS AND EXPENSES
Policy benefits	457	1,535		452		2,444
Interest credited	765	294			193	1,252
Commission expenses	222	405		21		648
Operating expenses	313	404	124	24	109	974
Depreciation of aircraft			299			299
Interest expense			196		132	328

Total benefits and expenses	1,757	2,638	619	497	434	5,945

Income (loss) before provision (benefit) for income taxes	229	272	60	26	(144)	443
Provision (benefit) for income taxes	63	(4)	(63)	9	(72)	(67)

Net income (loss)	166	276	123	17	(72)	510
Less: net income attributable to the noncontrolling interest			(4)		(64)	(68)

Net income (loss) attributable to the Company	$166	$276	$119	$17	($136)	$442

Total assets	$33,837	$73,180	$7,957	$647	$6,171	$121,792
DAC	1,046	3,221		62		4,329
Separate account assets	6,223	49,079				55,302
Policyholder and contract liabilities	23,839	19,398		268	2,583	46,088
Separate account liabilities	6,223	49,079				55,302

The following segment information is as of and for the year ended December 31, 2011:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,182	$1,701		$198		$3,081
Net investment income	954	818		4	$410	2,186
Net realized investment gain (loss)	83	(1,076)	($3)		335	(661)
OTTI	(38)	(33)			(82)	(153)
Investment advisory fees	22	233			13	268
Aircraft leasing revenue			607			607
Other income	13	159	48	3	3	226

Total revenues	2,216	1,802	652	205	679	5,554

BENEFITS AND EXPENSES
Policy benefits	429	1,343		179		1,951
Interest credited	736	302			280	1,318
Commission expenses	428	(313)		6	1	122
Operating expenses	311	357	99	18	113	898
Depreciation of aircraft			255			255
Interest expense			194		94	288

Total benefits and expenses	1,904	1,689	548	203	488	4,832

Income from continuing operations before provision (benefit) for income taxes	312	113	104	2	191	722
Provision (benefit) for income taxes	98	(55)	(7)	1	43	80

Income from continuing operations	214	168	111	1	148	642
Discontinued operations, net of taxes					(9)	(9)

Net income	214	168	111	1	139	633
Less: net income attributable to the noncontrolling interest from continuing operations			(6)		(65)	(71)

Net income attributable to the Company	$214	$168	$105	$1	$74	$562

Total assets	$30,975	$66,124	$7,389	$568	$8,565	$113,621
DAC	991	3,203		70		4,264
Separate account assets	5,698	45,752				51,450
Policyholder and contract liabilities	22,400	16,926		244	4,289	43,859
Separate account liabilities	5,698	45,752				51,450

The following segment information is for the year ended December 31, 2010:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,092	$1,265		$10		$2,367
Net investment income	924	748			$450	2,122
Net realized investment gain (loss)	55	(73)	($2)		(74)	(94)
OTTI	(21)	(10)			(82)	(113)
Investment advisory fees	21	224				245
Aircraft leasing revenue			591			591
Other income	11	141	57	2	19	230

Total revenues	2,082	2,295	646	12	313	5,348

BENEFITS AND EXPENSES
Policy benefits	432	923		(4)		1,351
Interest credited	700	282			335	1,317
Commission expenses	355	480			1	836
Operating expenses	285	355	60		65	765
Depreciation of aircraft			241			241
Interest expense			178		84	262

Total benefits and expenses	1,772	2,040	479	(4)	485	4,772

Income (loss) before provision (benefit) for income taxes	310	255	167	16	(172)	576
Provision (benefit) for income taxes	97	(16)	41	6	(68)	60

Net income (loss)	213	271	126	10	(104)	516
Less: net income attributable to the noncontrolling interest			(9)		(41)	(50)

Net income (loss) attributable to the Company	$213	$271	$117	$10	($145)	$466

20.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $305 million, $294 million and $291 million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, Pacific Life and PLFA provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $13 million, $10 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Additionally, the Pacific Select Fund and Pacific Life Funds have service and other plans whereby the funds pay PSD, as distributor of the fund, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2012, 2011 and 2010, PSD received $119 million, $115 million and $100 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Life Funds, which are recorded in other income.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.3 billion as of December 31, 2012 and 2011. The estimated fair values of the derivatives were net liabilities of $81 million and $78 million as of December 31, 2012 and 2011, respectively.

21.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2013	$636
2014 through 2015	803
2016 through 2017	259
2018 and thereafter	69

Total	$1,767

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $11 million, $10 million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2013	$9
2014 through 2017	12
2018 and thereafter	5

Total	$26

ACG has sold four aircraft on lease to U.S. airlines via sale leaseback transactions. ACG is committed to these operating leases with maturities ranging from 2023 to 2025. This aircraft lease expense is included in operating and other expenses.

ACG has subleased the four aircraft mentioned above to airlines with maturity dates ranging from 2021 to 2024 with total future rentals of $176 million.

Aggregate minimum future lease commitments are as follows (In Millions):

Minimum Future
Commitments
Years Ending December 31:
2013	$15
2014 through 2017	55
2018 and thereafter	91

Total	$161

As of December 31, 2012, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $8,653 million with delivery from 2013 through 2021. These purchase commitments may be funded:
•	up to $1,094 million in less than one year,

•	an additional $1,666 million in one to three years,

•	an additional $1,195 million in three to five years, and

•	an additional $4,091 million thereafter.
As of December 31, 2012, deposits related to these agreements totaled $607 million and are included in other assets.

In connection with the acquisition of retrocession business as discussed in Note 5, Pacific Life entered into agreements to reinsure a block of U.S. life reinsurance business on a 100% coinsurance basis. The underlying reinsurance is comprised of coinsurance and YRT treaties. Upon closing the transaction in August 2011, Pacific Life retroceded the majority of the underlying YRT treaties on a 100% modified coinsurance basis to PLRB effective July 1, 2011 (PLRB Agreement). The PLRB Agreement is accounted for under deposit accounting under U.S. GAAP and as reinsurance under statutory accounting practices. The statutory accounting reserve credit is afforded by virtue of collateral posted by PLRB for the benefit of Pacific Life by a $430 million letter of credit issued to PLRB by third-party banks. In connection with the letter of credit agreement, Pacific LifeCorp entered into a capital maintenance agreement to ensure PLRB will have sufficient capital to meet its obligations. Additionally, certain assets related to the retrocession business have been pledged and placed in reinsurance trusts (Note 8). If the estimated fair market value of the pledged assets in these trusts fall below a minimum value, as defined in the transaction agreements, the Company is required to promptly deposit additional funds into the trusts to account for any shortfall.

The Company entered into an agreement with PLR to guarantee the performance of unaffiliated reinsurance obligations of PLR. This guarantee is secondary to a guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements. For the years ended December 31, 2012 and 2011, Pacific Life earned $2 million under the agreement for its guarantee.

On January 1, 2013, Pacific Life entered into an agreement with PLRC to guarantee the performance of unaffiliated reinsurance obligations of PLRC. PLRC will pay Pacific Life a fee for its guarantee.

In connection with the reinsurance of NLGR benefits ceded from Pacific Life to PAR Vermont, PAR Vermont has a credit agreement with a maximum commitment amount of $843 million and a 20 year term expiring October 2031. As of December 31, 2012, the letter of credit amounted to $495 million. The new agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.

In connection with an acquisition in 2005, ACG assumed residual value support agreements with remaining expiration dates ranging from 2013 to 2015. The gross remaining residual value exposure under these agreements was $89 million as of December 31, 2012 and 2011. As of December 31, 2012, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that claims, if any, against the Company related to such indemnification matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 10 for discussion of contingencies related to derivative instruments.

See Note 18 for discussion of other contingencies related to income taxes.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION

Item 26. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(2)	Inapplicable

(3)	(a)	Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); Filed as part of the Registration Statement on Form N-6 via EDGAR on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590.

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

(4)	(a)	Flexible Premium Variable Life Insurance Policy; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Accelerated Living Benefit Rider (form R92-ABR); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(c)	Spouse Term Rider (form R98-SPT); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(d)	Children’s Term Rider (form R84-CT); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(e)	Accidental Death Benefit (form R84-AD); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(f)	Disability Benefit Rider (form R84-DB); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(g)	Waiver of Charges (form R98-WC); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(h)	Guaranteed Insurability Rider (form R84-GI); Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(6)	(a)	Bylaws of Pacific Life Insurance Company; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Articles of Incorporation of Pacific Life Insurance Company; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company; Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150.

	(d)	Bylaws of Pacific Life Insurance Company As Amended Effective September 1, 2005; Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150.

(7)	Form of Reinsurance Contract; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

	(b)	Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III); Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(c)	Service Contract with Fidelity Distributors Corporation; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(d)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(e)	Administrative Services Agreement with FAM Distributors, Inc.; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(f)	Participation Agreement with T. Rowe Price Equity Series, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(g)	Administrative Services Agreement with T. Rowe Price Associates, Inc.; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(h)	Participation Agreement with Van Eck Worldwide Insurance Trust; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(i)	Service Agreement with Van Eck Securities Corporation; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

	(j)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company; Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

	(k)	Participation Agreement with Janus Aspen Series; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012 and incorporated by reference herein.

	(l)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(m)	Administrative Services Agreement with Janus Distributors LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(n)	Participation Agreement with Lazard Retirement Series, Inc.; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(o)	Service Agreement with Lazard Asset Management Securities LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(p)	Participation Agreement with Legg Mason Partners III; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(q)	Service Agreement with Legg Mason Investor Services, LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(r)	Participation Agreement with MFS Variable Insurance Trust; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

	(s)	Service Agreement with Massachusetts Financial Services Company; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

	(t)	Participation Agreement with GE Investments Funds, Inc.; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

	(u)	Service Agreement with GE Investments Funds, Inc.; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

	(v)	Participation Agreement with Franklin Templeton Variable Insurance Products Trust; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

(1) First Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

	(w)	Administrative Services Agreement with Franklin Templeton Services, LLC; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

(1) First Amendment to Administrative Services Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

	(x)	Addenda to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company; Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession Number 000892569-07-000175.

	(y)	(1) Form of Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession No. 0000892569-07-001219.

(2) Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-118913, Accession Number. 0000950123-12-006423.

	(z)	Form of Amendment to Fidelity Investments Institutional Operations Company, Inc. Service Agreement; Filed as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession No. 0000892569-07-001219.

	(aa)	Form of Amendment to Fidelity Distributors Corporation Service Contract; Filed as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession No. 0000892569-07-001219.

	(bb)	Distribution and Services Agreement (Amended and Restated) with GE Investment Distributors, Inc.; Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-118913, Accession Number 0000950123-10-036596.

	(cc)	Lord Abbett Series Fund, Inc. Fund Participation Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-118913, Accession Number 0000950123-10-086781.

	(dd)	Lord Abbett Series Fund, Inc. Service Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-118913, Accession Number 0000950123-10-086781.

	(ee)	Lord Abbett Series Fund, Inc. Administrative Services Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-118913, Accession Number 0000950123-10-086781.

	(ff)	Royce Fund Services, Inc. Fund Participation Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-118913, Accession Number 0000950123-10-086781.

	(gg)	Royce Fund Services, Inc. Service Agreement; Filed as part of Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-118913, Accession Number 0000950123-10-086781.

	(hh)	Participation Agreement with PIMCO Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

	(ii)	Services Agreement with PIMCO LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

	(jj)	Selling Agreement with Allianz Global Investors Distributors LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-118913, Accession Number 0000950123-11-036446.

	(kk)	Form of American Century Investment Services, Inc. Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-118913, Accession Number. 0000950123-12-006423.

	(ll)	Form of American Century Investment Services, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-118913, Accession Number. 0000950123-12-006423.

	(mm)	Form of AIM Variable Insurance Funds Participation Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 24, 2012, File No. 333-118913, Accession Number. 0000950123-12-006423.

	(nn)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

	(oo)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

	(pp)	Participation Agreement with Dreyfus

	(qq)	Administrative Services Agreement with Dreyfus

	(rr)	Distribution Agreement with Dreyfus

	(ss)	Participation Agreement with Neuberger Berman

	(tt)	Administrative Services Agreement with Neuberger Berman

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered; Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures

(18)	Power of Attorney

Item 27. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Director, Chairman and Chief Executive Officer
Khanh T. Tran	Director and President
Adrian S. Griggs	Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Jane M. Guon	Director, Vice President and Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Joseph W. Krum	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:
700 Newport Center Drive
Newport Beach, California 92660

Item 28. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) or Pacific Select Exec Separate Account.
     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).
PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of
	Incorporation	Percentage of
	or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P.	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Sedona Golf Club, LLC	Delaware	100
Glenoaks Golf Club, LLC	Delaware	100
Polo Fields Golf Club, LLC	Delaware	100
PL Regatta Member, LLC	Delaware	100
Regatta Apartments Investors, LLC	Delaware	90
Pacific Asset Loan LLC	Delaware	100
PL Vintage Park Member, LLC	Delaware	100
PL Broadstone Avena Member, LLC	Delaware	100
Broadstone Avena Investors, LLC	Delaware	90
PAR Industrial LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Asset Advisors LLC	Delaware	100
Pacific Absolute Return Strategies GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Global Advisors LLC	Delaware	100
PGA Multi-Strategy Liquid Alternatives GP, LLC #	Delaware	100
Pacific Services Canada Limited	Canada	100
Pacific Life Reinsurance Company II Limited	Barbados	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Acquisition 4658 LLC	Delaware	100
ACG Acquisition 4913 LLC	Delaware	100
ACG Acquisition 4941 LLC	Delaware	100
ACG Acquisition 4942 LLC	Delaware	100
ACG Acquisition 4891 LLC	Delaware	100
ACG Acquisition 5047 LLC	Delaware	100
ACG Acquisition 5048 LLC	Delaware	100
ACG Acquisition 5063 LLC	Delaware	100
ACG Acquisition 5136 LLC	Delaware	100
ACG Acquisition 38105 LLC	Delaware	100
ACG Acquisition 38106 LLC	Delaware	100
ACG Acquisition 4864 LLC	Delaware	100
ACG Acquisition 4883 LLC	Delaware	100
ACG Acquisition 5096 LLC	Delaware	100
ACG Acquisition 5193 LLC	Delaware	100
ACG Acquisition 5278 LLC	Delaware	100
ACG Acquisition 5299 LLC	Delaware	100
ACG Acquisition 38884 LLC	Delaware	100
ACG Acquisition 38885 LLC	Delaware	100
ACG Acquisition 39891 LLC	Delaware	100
ACG Acquisition 40547 LLC	Delaware	100
ACG ECA Ireland Limited	Ireland	100
ACG Bermuda Leasing Limited	Bermuda	100
ACG Acquisition BR 2012-10A LLC	Delaware	100
ACG Acquisition BR 2012-10B LLC	Delaware	100
ACG Acquisition BR 2012-11 LLC	Delaware	100
ACG Acquisition BR 2013-02 LLC	Delaware	100
ACG Acquisition 2688 LLC	Delaware	100
ACG Acquisition 5661 LLC	Delaware	100
ACG Acquisition 38881 LLC	Delaware	100
ACG Acquisition 39886 LLC	Delaware	100
ACG Acquisition 299495 LLC	Delaware	100
ACG Acquisition 5527 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 5446 LLC	Delaware	100
ACG Acquisition 5716 LLC	Delaware	100
ACG Acquisition 40544 LLC	Delaware	100
ACG Acquisition 39887 LLC	Delaware	100
ACG Acquisition 299496 LLC	Delaware	100
ACG Acquisition 5754 LLC	Delaware	100
ACG Acquisition 5481 LLC	Delaware	100
San Miguel Leasing Cayman Limited	Cayman Islands	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004-1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Acquisition 2004-1 Ireland Limited	Ireland	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG ECA Bermuda Limited	Bermuda	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0179 Statutory Trust	Connecticut	100
ACG Acquisition 30277 LLC	Delaware	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
Aviation Capital Group Singapore Pte. Ltd.	Singapore	100
ACG International Ltd.	Bermuda	100
ACG Capital Partners Singapore Pte. Ltd.	Singapore	50
ACGCPS 2011 Pte. Ltd.	Singapore	100
ACG Capital Partners Bermuda Limited	Bermuda	100
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners LLC	Delaware	100
ACG Acquisition 30288 LLC	Delaware	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
CIAF Leasing	Egypt	10
CIAF Leasing 1 Limited	Ireland	100
Pacific Asset Funding, LLC	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
UnderwriteMe Limited	U.K.	51
Pacific Life Reinsurance (Barbados) Ltd.	Barbados	100
Pacific Alliance Excess Reinsurance Company	Vermont	100
Pacific Annuity Reinsurance Company	Arizona	100

# = Abbreviated structure

Item 29. Indemnification

(a)	The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 30. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 16, 2013.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE INSURANCE COMPANY

BY:

James T. Morris*
Director, Chairman and Chief Executive Officer

BY:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

BY:

James T. Morris*
Director, Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman and Chief Executive Officer	April 16, 2013

Khanh T. Tran*	Director and President	April 16, 2013
Adrian S. Griggs*	Executive Vice President and Chief Financial Officer	April 16, 2013

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 16, 2013

Jane M. Guon*	Director, Vice President and Secretary	April 16, 2013

Michael A. Bell*	Executive Vice President	April 16, 2013

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 16, 2013

Joseph W. Krum*	Vice President and Treasurer	April 16, 2013

Brian D. Klemens*	Vice President and Controller	April 16, 2013

*By:	/s/ SHARON A. CHEEVER	April 16, 2013

Sharon A. Cheever
as attorney-in-fact

     (Powers of Attorney are contained in this Registration Statement as Exhibit 18.)